UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT September 30, 2011 (Unaudited)
METROPOLITAN WEST FUNDS Ultra Short Bond Fund Low Duration Bond Fund Intermediate Bond Fund Total Return Bond Fund High Yield Bond Fund Strategic Income Fund AlphaTrak 500 Fund

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your ongoing investment in the Metropolitan West Funds. For the September 2011 Semi-Annual Report, we are pleased to report that the Funds continue to receive robust sponsorship, resulting in the crossing of the $21 billion asset threshold for all the Funds, led by the share classes of the Total Return Fund with just under $17 billion of investor holdings. The steady inflows continue to provide an excellent backdrop for the implementation of strategies, as investments are carefully considered and made across the Funds. Moreover, sustained investor appetite affords an opportunity to establish new funds to meet the demand.

Such is the case with the creation of the Metropolitan West Unconstrained Bond Fund (Tickers: MWCRX, MWCIX), which commenced operations on October 1. Designed to take advantage of temporary and persistent inefficiencies across the global fixed income markets, this highly flexible strategy seeks to deliver consistently positive returns in all market conditions. In addition to a duration profile that can extend from -3 to +8 years and high yield latitude up to 50% of the Fund, Unconstrained Bond will be the first of the MetWest Funds to take advantage of the international and emerging market bond management capabilities created when Trust Company of the West acquired MetWest in 2010. In the prevailing low U.S. Treasury rate environment, the Fund offers the opportunity for incremental yield in a value-oriented and risk-controlled manner. A prospectus and additional information on the Unconstrained Bond Fund can be found at www.mwamllc.com.

The September 30, 2011 Semi-Annual Report for the Metropolitan West Funds covers the following:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

Following months of volatility owing to continued economic weakness and apparent intractability to the ongoing European debt problems, all that was needed for a replay of 2010 (and momentum to close out the year) was a signal of commitment from the Federal Reserve (Fed) at its annual August Jackson Hole retreat that yet another round of quantitative easing was on the way. Either the markets have developed some resistance to Chairman Bernanke’s verbal vaccinations or another 12 months of 9% unemployment and irresolute EU central bankers have worn down investors, as the capital markets outside of government issues fell over the six months, selling off sharply during the last quarter. From June month-end, equities slumped by nearly 14%, while the “plus” bond sectors of U.S. high yield fell 6% and emerging markets dropped 4%. Although a U.S. Treasury flight-to-safety rally has historically been characteristic of such circumstances, Standard & Poor’s early August downgrade to AA+ had the potential for considerable chaos and a spike in yields. Proving not to be the case and highlighting investor disregard for the rating agencies, U.S. Treasury prices climbed as the 5- and 10-Year traded below the 1% and 2% rate milestones. In concluding its scheduled September meeting, the Fed announced the Maturity Extension Program and Reinvestment Policy designed to shift $400 billion in U.S. Treasury holdings to longer maturities and flatten the yield curve, which it did, bringing the 30-Year U.S. Treasury yield to sub-3% to end the third quarter. So, one month removed from a downgrade that would punish any other debtor with higher borrowing costs, the U.S. enjoyed apparently undiminished sponsorship and reduced interest rates. A developed world in financial turmoil and few alternatives will do that...at least for now.

The rallying U.S. Treasury translated to a robust six months for returns on government bond indexes, also lifting diversified broadly diversified investment grade benchmarks to solidly positive returns. Highlighting the asset class, the Barclays U.S. Treasury Index gained 9% over the last six months, as its Long component soared nearly 29%. Though lagging the U.S. Treasury market, the Barclays Aggregate returned 6.2% over the same time frame, as each sector experienced a widening in yield spreads that was more than covered by the decline in U.S. Treasury rates, producing positive performance among corporate (+5.2%), mortgage-backed (+4.4%) and asset-backed (+4.2%) securities. Within the corporate sector, financial issuers faced continuing challenges due to (1) perceptions of asset quality on their balance sheets – housing and Europe exposure drawing the most concern – and (2) profit pressure arising from the Fed’s “twist” Maturity Extension program, which is likely to reduce income receipts from U.S. Treasury investments by banks. As a consequence, financials slipped 1.4% during the quarter (and gained just 0.5% for the six months), as risk premiums climbed, significantly increasing the relative cost of capital. (Investors in financial stocks liked it less, sending shares tumbling by 22% in the third quarter alone.) Among agency mortgages, concerns about the potential for a mass auto-refinance program widened

Semi-Annual Report September 2011 / 1

spreads until announcement of the Fed’s Reinvestment Policy, which calls for maturing agency debt proceeds and principal and interest payments from agency MBS on its balance sheet to be reinvested in agency mortgages. Not surprisingly, the increase in expected demand reversed the widening caused by fears that a rapid acceleration in prepayments would repay at par ($100) bonds currently trading at a premium (>$100). In the non-agency mortgage market, pricing eased as fundamental weakness persisted and appetite from investors remained limited following the government’s challenged Maiden Lane II liquidation earlier in 2011.

The Economy and Market Ahead

Entering the last part of the year, market indications – particularly U.S. Treasury rates and high yield risk premiums at 800 basis points - suggest an economy at stall speed at best or on the verge of contraction at worst. Consumers are saddled with high unemployment and diminished net worth and businesses, while profitable and somewhat flush with cash, have experienced limited revenue growth and curbed appetite for investment. Meanwhile, the political tide has turned on government stimulus, with further accumulation of Federal debt no longer viewed as productive by a Congressional majority. While recognizing the challenges, a deep 2008-style recession appears unlikely. Significantly, the deleveraging that has occurred over the past three-plus years has limited the buildup of excesses that would presage a considerable pullback. As a result, the degree of decline in U.S. Treasury yields appears far more pronounced than supported by the fundamentals. Nevertheless, generating sufficient growth to bring down stubbornly elevated joblessness will be a central theme of the ongoing partisan rancor and upcoming Presidential campaign. Is it naïve to think any legislatively-sponsored consensus is possible? At least the “independent” Fed, though largely exhausted of conventional measures, has pursued novel approaches to build confidence, reduce volatility and sustain momentum. In contrast to the market signals, recent readings indicate that some pickup in activity has been apparent in the leading economic indicators, as well as manufacturing and services, while price indexes have been well-removed from deflation. Just a year ago, much of the market chatter referred to potential inflation and how high U.S. Treasury rates might rise after the end of the Fed’s second round of quantitative easing. Those fears proved premature in 2011, but can it be long before the market begins imagining a 4% 10-Year U.S. Treasury yield again?

Positioning across the Funds certainly imagines higher U.S. Treasury rates, thus informing durations that remain decidedly short of the designated indexes by approximately three-quarters of a year. With lofty prices and stingy yields in the U.S. government markets, the Funds continue to underweight exposure in favor better of risk-adjusted opportunities elsewhere in the fixed income market. The most pronounced overweight, in general, is in mortgage-backed securities via a combination of agency and non-agency issues. As the Fed has renewed its commitment as the marginal buyer of MBS, pricing support should remain favorable and subject to further improvement as clarity develops around a refinancing program. Non-agency issues continue to trade at deep discounts (furthered by easing prices over the past six months), representing an attractive risk-adjusted opportunity, captured in a Fund overweight. Investment grade corporate exposure remains in line with the Aggregate index, though the allocation to financials represents a significant overweight within the sector, as yields are suitably compensatory of the risks. In high yield, the industry emphasis favors utility credits, which offer good yields and solid asset backing while tending to perform relatively well in slower growth environments. And lastly, top-of-the-capital structure commercial mortgage-backed securities remain an overweight predicated on solid credit enhancement, while recent purchases have been in 2011-vintage issues, with upgraded underwriting standards.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

With short durations and U.S. Treasury underweights relative to the various indexes, Fund returns lagged their respective benchmarks over the past six months. Relative weakness in the spread sectors was a persistent theme and weighed on performance throughout the second and third quarters. The overweight to financials in the investment grade oriented strategies was a notable drag as banks and brokers continue a halting recovery from the 2008 global financial crisis. While security selection within agency mortgages was marginally additive due to a focus on less prepayment prone issues, the continued weighting in non-agency mortgage-backed issues comprised of prime, subprime and Alt-A collateral was a detractor. Specific to the High Yield Fund, a combination of short duration and issue-specific volatility contributed to the lag, as did an overweight to floating rate issues and bank loans, which have labored to produce significant income under low LIBOR conditions.

Given expectations that the economic backdrop would be difficult and external catalysts – European crisis, U.S. debt ceiling debate – would likely arise periodically to trigger volatility, the recent performance pattern has not been especially surprising. Meanwhile, the conditions have afforded an opportunity to continue enhancing the Funds’ return-risk profiles.

2 / Semi-Annual Report September 2011

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through September 30, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	-1.08%	1.59%	3.31%	0.53%	—	2.14%
Merrill Lynch 1-Year U.S. Treasury Index	0.32%	0.55%	1.26%	2.76%	—	2.51%
MWUIX (Inception: July 31, 2004)	-1.24%	1.51%	3.47%	0.65%	—	1.61%
Merrill Lynch 1-Year U.S. Treasury Index	0.32%	0.55%	1.26%	2.76%	—	2.76%

For MWUSX, the total expense ratio is 0.67% and the net expense ratio is 0.52% . For MWUIX, the total expense ratio is 0.51% and the net expense ratio is 0.36%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

	Performance Through September 30, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	-0.88%	1.87%	5.48%	2.64%	2.90%	4.35%
Merrill Lynch 1-3 Year U.S. Treasury Index	1.32%	1.20%	2.39%	3.83%	3.31%	4.44%
MWLIX (Inception: March 31, 2000)	-0.91%	2.06%	5.68%	2.84%	3.09%	3.83%
Merrill Lynch 1-3 Year U.S. Treasury Index	1.32%	1.20%	2.39%	3.83%	3.31%	4.10%
MWLNX (Inception: September 22, 2009)	-1.09%	1.63%	—	—	—	7.48%
Merrill Lynch 1-3 Year U.S. Treasury Index	1.32%	1.20%	—	—	—	1.93%

For MWLDX, the total expense ratio is 0.59% and the net expense ratio is 0.59%. For MWLIX, the total expense ratio is 0.40% and the net expense ratio is 0.40%. For MWLNX, the total expense ratio is 0.79% and the net expense ratio is 0.79%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through September 30, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	2.10%	3.84%	9.84%	6.65%	—	5.52%
Barclays Capital U.S. Intermediate Government/Credit Index	4.57%	3.41%	7.02%	5.91%	—	4.50%
MWIIX (Inception: June 28, 2002)	2.30%	4.06%	10.11%	6.90%	—	6.80%
Barclays Capital U.S. Intermediate Government/Credit Index	4.57%	3.41%	7.02%	5.91%	—	5.16%

For MWIMX, the total expense ratio is 0.73% and the net expense ratio is 0.66%. For MWIIX, the total expense ratio is 0.52% and the net expense ratio is 0.45%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

	Performance Through September 30, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	2.82%	4.16%	11.26%	7.93%	6.40%	7.37%
Barclays Capital U.S. Aggregate Bond Index	6.20%	5.27%	7.98%	6.53%	5.66%	6.51%
MWTIX (Inception: March 31, 2000)	2.92%	4.38%	11.49%	8.15%	6.63%	7.29%
Barclays Capital U.S. Aggregate Bond Index	6.20%	5.27%	7.98%	6.53%	5.66%	6.46%
MWTNX (Inception: December 18, 2009)	2.61%	3.85%	—	—	—	8.08%
Barclays Capital U.S. Aggregate Bond Index	6.20%	5.27%	—	—	—	6.85%
MWTSX (Inception: August 1, 2011)	—	—	—	—	—	0.46%
Barclays Capital U.S. Aggregate Bond Index	—	—	—	—	—	2.20%

Semi-Annual Report September 2011 / 3

For MWTRX, the total expense ratio is 0.64% and the net expense ratio is 0.64%. For MWTIX, the total expense ratio is 0.43% and the net expense ratio is 0.43%. For MWTNX, the total expense ratio is 0.84% and the net expense ratio is 0.84%. For MWTSX, the total expense ratio is 0.43% and the net expense ratio is 0.40%.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through September 30, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	-8.65%	-1.59%	12.41%	6.89%	—	10.10%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	-5.12%	1.76%	13.81%	7.25%	—	10.02%
MWHIX (Inception: March 31, 2003)	-8.75%	-1.35%	12.68%	7.15%	—	8.77%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	-5.12%	1.76%	13.81%	7.25%	—	8.90%

For MWHYX, the total expense ratio is 0.86% and the net expense ratio is 0.81%. For MWHIX, the total expense ratio is 0.61% and the net expense ratio is 0.56%.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through September 30, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	-2.37%	2.74%	9.35%	1.98%	—	4.36%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.05%	2.15%	2.24%	3.78%	—	4.13%
MWSIX (Inception: March 31, 2004)	-2.37%	2.99%	9.58%	2.21%	—	2.97%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.05%	2.15%	2.24%	3.78%	—	4.24%

For MWSTX, the total expense ratio is 2.24% and the net expense ratio is 2.24%. For MWSIX, the total expense ratio is 1.99% and the net expense ratio is 1.99%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through September 30, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	-15.83%	2.60%	3.31%	-2.95%	1.86%	1.46%
Standard & Poor’s 500 Index	-13.78%	1.15%	1.23%	-1.18%	2.82%	1.75%

For MWATX, the total expense ratio is 1.89% and the net expense ratio is 0.91%.

A Consistent Long-Term Value Orientation

We remain committed to an investment approach that emphasizes a long-term perspective and an understanding that market pricing can and does come disconnected to fundamental value on a persistent basis. By maintaining discipline, we expect to continue adding value to client portfolios in a measured, risk-controlled manner. Diversification is a cornerstone to the portfolio construction, not only in the traditional manner of allocating across maturities, sectors and individual securities, but also in the decisions – duration, yield curve positioning, sector allocation and security selection – that drive performance through time. While market conditions change constantly, our process is steadfast and vigilant to opportunities to bring value.

4 / Semi-Annual Report September 2011

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the funds include derivatives risk, foreign securities risk, asset-backed securities risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of the Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

The Adviser has contractually agreed to waive and/or reimburse certain fees for the Metropolitan West Ultra Short Bond Fund, Intermediate Bond Fund, High Yield Bond Fund and AlphaTrak 500 Fund until July 31, 2012.

 The views and forecasts expressed here are as of November 2011, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Rd., King of Prussia, PA 19406.

This report must be preceded or accompanied by a prospectus.

Semi-Annual Report September 2011 / 5

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended September 30, 2011 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/11	Ending Account Value 09/30/11	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$989.20	0.50%	$2.51
Class I	$1,000.00	$987.70	0.34%	$1.71
Hypothetical 5% Return
Class M	$1,000.00	$1,022.75	0.50%	$2.56
Class I	$1,000.00	$1,023.55	0.34%	$1.74
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$991.10	0.58%	$2.92
Class I	$1,000.00	$990.90	0.39%	$1.96
Administrative Class	$1,000.00	$989.10	0.78%	$3.92
Hypothetical 5% Return
Class M	$1,000.00	$1,022.34	0.58%	$2.96
Class I	$1,000.00	$1,023.30	0.39%	$1.99
Administrative Class	$1,000.00	$1,021.33	0.78%	$3.98

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 366.

6 / Semi-Annual Report September 2011

	Beginning Account Value 04/01/11	Ending Account Value 09/30/11	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,021.00	0.65%	$3.32
Class I	$1,000.00	$1,023.10	0.44%	$2.25
Hypothetical 5% Return
Class M	$1,000.00	$1,021.99	0.65%	$3.32
Class I	$1,000.00	$1,023.05	0.44%	$2.25
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,028.10	0.61%	$3.13
Class I	$1,000.00	$1,029.20	0.40%	$2.05
Administrative Class	$1,000.00	$1,026.10	0.81%	$4.15
Plan Class	$1,000.00	$1,004.60	0.39%	$0.70
Hypothetical 5% Return
Class M	$1,000.00	$1,022.19	0.61%	$3.12
Class I	$1,000.00	$1,023.25	0.40%	$2.05
Administrative Class	$1,000.00	$1,021.18	0.81%	$4.14
Plan Class	$1,000.00	$1,023.30	0.39%	$1.99
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$911.30	0.80%	$3.86
Class I	$1,000.00	$912.40	0.55%	$2.66
Hypothetical 5% Return
Class M	$1,000.00	$1,021.23	0.80%	$4.09
Class I	$1,000.00	$1,022.49	0.55%	$2.81
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$976.30	2.26%	$11.29
Class I	$1,000.00	$976.30	2.01%	$10.04
Hypothetical 5% Return
Class M	$1,000.00	$1,013.85	2.26%	$11.50
Class I	$1,000.00	$1,015.11	2.01%	$10.24
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$841.60	0.90%	$4.19
Hypothetical 5% Return	$1,000.00	$1,020.72	0.90%	$4.60

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 366.

Semi-Annual Report September 2011 / 7

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2011 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The Sector Diversification table is a percentage of net assets. The Distribution by Quality Rating and Distribution by Maturity tables are a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	41.68%	AAA	67.98%	0 to 1 years	25.91%
Non-Agency Mortgage-Backed	23.74%	AA	5.49%	1 year to 3 years	24.62%
Corporate Bonds	14.08%	A	7.93%	3 years to 5 years	27.34%
Commercial Mortgage-Backed	10.83%	BBB	5.85%	5 years to 10 years	17.95%
Money Market RIC	3.38%	BB or below	12.75%	10 years to 20 years	4.18%
Asset-Backed Securities	2.46%			20 years +	0.00%
U.S. Agency Discount Notes	1.09%
Municipal Bonds	0.99%
Bank Loans	0.66%
Other *	1.09%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	30.99%	AAA	44.76%	0 to 1 years	9.63%
U.S. Agency Mortgage-Backed	28.91%	AA	13.09%	1 year to 3 years	28.83%
Non-Agency Mortgage-Backed	23.32%	A	14.39%	3 years to 5 years	35.24%
Commercial Mortgage-Backed	7.93%	BBB	11.19%	5 years to 10 years	20.78%
Asset-Backed Securities	5.72%	BB or below	16.57%	10 years to 20 years	5.06%
U.S. Treasury Securities	2.86%			20 years +	0.46%
Money Market RIC	2.05%
Municipal Bonds	1.24%
Bank Loans	0.69%
Other *	(3.71)%
Total	100.00%	Total	100.00%	Total	100.00%

8 / Semi-Annual Report September 2011

		INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	26.51%	AAA	59.48%	0 to 1 years	8.73%
Corporate Bonds	23.42%	AA	9.88%	1 year to 3 years	20.61%
Non-Agency Mortgage-Backed	18.44%	A	12.62%	3 years to 5 years	25.65%
Commercial Mortgage-Backed	10.57%	BBB	8.26%	5 years to 10 years	38.47%
U.S. Treasury Securities	8.58%	BB or below	9.76%	10 years to 20 years	5.40%
Asset-Backed Securities	6.38%			20 years +	1.14%
U.S. Agency Securities	5.37%
Money Market RIC	2.45%
Municipal Bonds	1.07%
U.S. Agency Discount Notes	1.07%
Bank Loans	0.16%
U.S. Treasury Bills	0.04%
Other *	(4.06)%
Total	100.00%	Total	100.00%	Total	100.00%

		TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	33.94%	AAA	53.97%	0 to 1 years	2.58%
Corporate Bonds	25.06%	AA	8.18%	1 year to 3 years	13.62%
Non-Agency Mortgage-Backed	17.54%	A	10.02%	3 years to 5 years	27.00%
U.S. Treasury Securities	10.39%	BBB	8.41%	5 years to 10 years	43.82%
Commercial Mortgage-Backed	6.82%	BB or below	19.42%	10 years to 20 years	5.37%
Asset-Backed Securities	5.61%			20 years +	7.61%
Money Market RIC	2.08%
U.S. Agency Securities	1.44%
Municipal Bonds	1.40%
U.S. Agency Discount Notes	0.64%
Bank Loans	0.49%
U.S. Treasury Bills	0.03%
Other *	(5.44)%
Total	100.00%	Total	100.00%	Total	100.00%

Semi-Annual Report September 2011 / 9

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	81.44%	AAA	6.48%	0 to 1 years	10.93%
Bank Loans	8.67%	AA	2.22%	1 year to 3 years	2.95%
Money Market RIC	2.40%	A	(0.21)%	3 years to 5 years	20.82%
Preferred Stock	0.75%	BBB	2.98%	5 years to 10 years	56.16%
Non-Agency Mortgage-Backed	0.53%	BB	19.81%	10 years to 20 years	5.95%
U.S. Agency Discount Notes	0.47%	B	49.49%	20 years +	3.19%
U.S. Treasury Bills	0.43%	CCC	16.66%
Municipal Bonds	0.07%	CC or below	2.57%
Other *	5.24%
Total	100.00%	Total	100.00%	Total	100.00%

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	42.78%	AAA	21.62%	0 to 1 years	3.55%
Corporate Bonds	24.57%	AA	4.40%	1 year to 3 years	12.92%
Asset-Backed Securities	16.23%	A	15.24%	3 years to 5 years	31.44%
U.S. Agency Mortgage-Backed	12.86%	BBB	11.46%	5 years to 10 years	30.90%
Bank Loans	2.12%	BB or below	47.28%	10 years to 20 years	18.42%
Preferred Stock	2.04%			20 years +	2.77%
Commercial Mortgage-Backed	0.48%
Money Market RIC	0.41%
Municipal Bonds	0.14%
U.S. Treasury Bills	0.01%
Other *	(1.64)%
Total	100.00%	Total	100.00%	Total	100.00%

10 / Semi-Annual Report September 2011

		ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	27.86%	AAA	54.45%	0 to 1 years	29.87%
Non-Agency Mortgage-Backed	26.84%	AA	10.40%	1 year to 3 years	27.53%
U.S. Agency Mortgage-Backed	20.20%	A	13.10%	3 years to 5 years	8.06%
Commercial Mortgage-Backed	8.49%	BBB	11.01%	5 years to 10 years	16.63%
U.S. Treasury Bills	5.19%	BB or below	11.04%	10 years to 20 years	17.11%
U.S. Agency Discount Notes	4.82%			20 years +	0.80%
U.S. Agency Securities	2.35%
Asset-Backed Securities	2.16%
Money Market RIC	2.00%
Municipal Bonds	1.45%
Other *	(1.36)%
Total	100.00%	Total	100.00%	Total	100.00%

*	Includes cash and equivalents, futures, swaps, written options, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

The Sector Diversification is presented as a percentage of net assets. The Distribution by Quality Rating and Distribution by Maturity are presented as a percentage of market value. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality-rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended June 30, 2011. The Funds’Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report September 2011 / 11

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.44%
ASSET-BACKED SECURITIES — 2.46%**
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.48%	07/25/37	[2,3]	$1,230,799	$900,151
Capital Auto Receivables Asset Trust, Series 2008-CPA, Class A1
1.08%	01/15/13	[2,3]	173,685	173,899
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.48%	11/17/20	[2,3,4]	416,667	400,256
Harley-Davidson Motorcycle Trust, Series 2009-4, Class A4
2.40%	07/15/14		90,000	90,902
Nissan Auto Lease Trust, Series 2009-B, Class A3
2.07%	01/15/15		12,846	12,853
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2
1.36%	03/15/13		381,618	382,119
Triton Container Finance LLC, Series 2006-1A NOTE
0.40%	11/26/21	[2,3]	206,667	188,526
Triton Container Finance LLC, Series 2007-1A NOTE
0.37%	02/26/19	[2,3]	128,125	119,249

Total Asset-Backed Securities (Cost $2,591,731)				2,267,955

CORPORATES — 14.08%*
Automotive — 0.54%
Daimler Finance North America LLC
1.54%	09/13/13	[2,3]	500,000	499,798

Banking — 5.63%
Abbey National Treasury Services Plc/London
(United Kingdom)
1.83%	04/25/14	[2,4]	550,000	524,721
Bank of America Corp. (MTN)
1.67%	01/30/14	[2]	550,000	497,633
Bank of America N.A. (BKNT)
0.65%	06/15/17	[2]	750,000	552,488
Commonwealth Bank of Australia (Australia)
1.08%	03/17/14	[2,3,4]	600,000	600,720
HSBC Bank Plc (United Kingdom)
1.05%	01/17/14	[2,3,4]	550,000	550,036
JPMorgan Chase Bank N.A.
0.67%	06/13/16	[2]	550,000	507,622
Lloyds TSB Bank Plc (United Kingdom)
2.60%	01/24/14	[2,4]	500,000	487,037
National Australia Bank Ltd., Series REGS (Australia)
0.97%	04/11/14	[2,4]	550,000	548,191

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Royal Bank of Scotland Plc, Series 1
(United Kingdom)
2.72%	08/23/13	[2,4]	$500,000	$498,587
UBS AG/Stamford CT (BKNT) (Switzerland)
2.25%	08/12/13	[4]	425,000	417,567

				5,184,602

Consumer Discretionary — 0.60%
Anheuser-Busch InBev Worldwide, Inc., Series FRN
0.80%	01/27/14	[2]	550,000	554,359

Electric — 0.85%
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		730,000	785,239

Finance — 3.94%
Citigroup, Inc.
5.30%	10/17/12		1,075,000	1,101,944
General Electric Capital Corp. (MTN)
0.49%	06/20/14	[2]	250,000	239,711
General Electric Capital Corp., Series A (MTN)
0.61%	09/15/14	[2]	300,000	287,103
Goldman Sachs Group, Inc.
1.27%	02/07/14	[2]	430,000	409,021
5.45%	11/01/12		500,000	512,980
Goldman Sachs Group, Inc., Series B (MTN)
0.65%	07/22/15	[2]	200,000	178,757
International Lease Finance Corp.
6.50%	09/01/14	[3]	350,000	348,250
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	318,000	344,543
Morgan Stanley (MTN)
0.70%	10/18/16	[2]	260,000	202,413

				3,624,722

Real Estate Investment Trust (REIT) — 2.09%
HCP, Inc.
2.70%	02/01/14		600,000	591,433
Kimco Realty Corp.
6.00%	11/30/12		275,000	284,960
Liberty Property LP
6.38%	08/15/12		500,000	517,012
Post Apartment Homes LP
6.30%	06/01/13		500,000	529,121

				1,922,526

See accompanying notes to Schedule of Portfolio Investments.

12 / Semi-Annual Report September 2011

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.43%
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.66%	08/15/16[2]		$421,059	$394,062
Total Corporates (Cost $13,041,359)				12,965,308

BANK LOANS — 0.66%*
Health Care — 0.66%
HCA, Inc., Term Loan B3
3.62%	05/01/18[2,5]		640,641	603,704
Total Bank Loans (Cost $615,497)
MORTGAGE-BACKED — 76.25%**
Commercial Mortgage-Backed — 10.83%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-2, Class A3
5.12%	07/11/43		280,214	282,372
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-PB2, Class A4
6.19%	06/11/35		366,149	367,128
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2003-1, Class A2
4.65%	09/11/36		550,000	567,897
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2
4.72%	11/11/35	[2]	564,043	573,708
Commercial Mortgage Asset Trust, Series 1999-C1, Class A4
6.98%	01/17/32	[2]	571,715	591,026
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK6, Class A3
6.39%	08/15/36		17,549	17,529
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3, Class A3
5.60%	07/15/35		564,837	573,978
First Union National Bank Commercial Mortgage, Series 2001-C4, Class A2
6.22%	12/12/33		95,766	95,691
First Union National Bank Commercial Mortgage, Series 2002-C1, Class A2
6.14%	02/12/34		343,300	344,996
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3
6.27%	12/10/35		438,434	442,810
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3
5.35%	08/11/36		1,135,000	1,156,720

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A2
5.00%	12/10/37		$514,881	$527,947
GE Capital Commercial Mortgage Corp., Series 2003-C1, Class A4
4.82%	01/10/38		566,702	584,661
GMAC Commercial Mortgage Securities, Inc., Series 2002-C1, Class A2
6.28%	11/15/39		11,795	11,776
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A3
5.71%	10/15/38		341,667	345,855
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A4
4.95%	01/11/35		543,972	555,109
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	520,000	551,237
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3
6.46%	11/15/35		61,000	60,934
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3
5.38%	07/12/37		536,767	545,242
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4
6.39%	10/15/35		59,033	59,270
Nomura Asset Securities Corp., Series 1998-D6, Class A3
7.52%	03/15/30	[2]	360,000	385,734
Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A3
4.86%	03/18/36		540,000	548,130
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3
5.95%	08/15/39	[2]	520,000	563,458
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A4
6.29%	04/15/34		219,930	222,258

				9,975,466

Non-Agency Mortgage-Backed — 23.74%
Aames Mortgage Trust, Series 2002-1, Class A3 (STEP)
6.90%	06/25/32		34,578	31,447
ABFS Mortgage Loan Trust, Series 2002-3, Class A (STEP)
4.76%	09/15/33		6,180	6,122
ABFS Mortgage Loan Trust, Series 2002-4, Class A (STEP)
4.93%	12/15/33		1,950	1,945

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 13

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
3.01%	05/25/35	[2]	$1,124,424	$831,017
American Home Mortgage Investment Trust, Series 2004-3, Class 3A
2.26%	10/25/34	[2]	832,713	605,299
Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class A2C
0.46%	01/25/36	[2]	512,410	499,428
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		22,150	23,082
Banc of America Funding Corp., Series 2007-8, Class 2A1
7.00%	10/25/37		677,634	454,869
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
2.98%	02/25/33	[2]	4,934	4,028
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.04%	02/25/34	[2]	180,748	158,791
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37	[2]	2,500,000	1,773,795
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.54%	07/25/37	[2]	1,765,000	801,766
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		4,251	4,506
Conseco Financial Corp., Series 1995-8, Class M1
7.30%	12/15/26		609,790	639,517
Conseco Financial Corp., Series 1996-8, Class A6
7.60%	10/15/27	[2]	9,635	10,044
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		301,111	310,848
Countrywide Alternative Loan Trust, Series 2005-16, Class A5
0.52%	06/25/35	[2]	725,127	251,234
Countrywide Alternative Loan Trust, Series 2005-27, Class 2A1
1.59%	08/25/35	[2]	1,541,230	824,457
Countrywide Alternative Loan Trust, Series 2005-61, Class 2A1
0.52%	12/25/35	[2]	1,000,767	633,970
Countrywide Asset-Backed Certificates, Series 2003-BC1, Class M1
1.62%	12/25/32	[2]	351,357	143,992

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class A (STEP)
5.60%	09/25/31		$73,674	$75,104
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
3.03%	11/25/32	[2]	200,000	174,581
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A2A (STEP)
5.84%	04/25/37		203,020	201,129
Deutsche Financial Capital Securitization LLC, Series 1997-I, Class A3
6.75%	09/15/27		90,882	92,539
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.60%	07/19/44	[2]	503,185	358,630
First Alliance Mortgage Loan Trust, Series 1994-3, Class A1
7.82%	10/25/25		3,989	3,772
Fremont Home Loan Trust, Series 2005-C, Class M1
0.72%	07/25/35	[2]	489,886	446,108
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.46%	06/25/28		300	295
GMAC Mortgage Corp. Loan Trust, Series 2003-GH1, Class A5 (STEP)
5.60%	07/25/34		45,065	42,740
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		33,339	32,882
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		17,475	17,012
HSBC Home Equity Loan Trust, Series 2006-3, Class A2V
0.36%	03/20/36	[2]	209,267	208,403
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.43%	11/20/36	[2]	496,357	440,623
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
0.62%	12/25/34	[2]	900,959	506,214
Indymac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1A
0.46%	04/25/46	[2]	1,336,307	689,630
Indymac Index Mortgage Loan Trust, Series 2007-FLX1, Class A1
0.34%	02/25/37	[2]	265,764	252,762

See accompanying notes to Schedule of Portfolio Investments.

14 / Semi-Annual Report September 2011

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	12/25/27	[2]	$145,073	$144,864
Irwin Home Equity Corp., Series 2003-A, Class M2
2.88%	10/25/27	[2]	339,078	318,595
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
2.64%	04/25/35	[2]	585,099	448,261
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.82%	01/25/34	[2]	37,000	29,662
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
3.38%	10/25/34	[2]	887,133	701,751
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.75%	06/25/34	[2]	49,631	37,747
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.76%	10/25/32	[2]	128,622	108,554
MASTR Seasoned Securities Trust, Series 2004-2, Class A2
6.50%	08/25/32		420,630	437,150
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
2.38%	12/25/32	[2]	450,004	359,307
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		41,242	40,409
Morgan Stanley ABS Capital I, Series 2004-NC2, Class M2
2.04%	12/25/33	[2]	699,132	459,624
Oakwood Mortgage Investors, Inc., Series 1998-A, Class A4
6.20%	05/15/28		1,891	1,904
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A3
6.20%	01/15/15		3,737	3,740
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		187,080	187,502
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11
7.12%	03/25/16		74,665	76,609
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		117,286	118,672
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		216,565	219,202
Residential Asset Mortgage Products, Inc., Series 2005-EFC2, Class M1
0.68%	07/25/35	[2]	234,825	230,811

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
2.66%	12/25/34	[2]	$463,386	$412,811
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		93,810	87,834
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.79%	02/25/25		8,871	8,752
Saxon Asset Securities Trust, Series 2002-1, Class M2
2.04%	11/25/31	[2]	135,865	63,144
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.38%	12/25/36	[2]	1,055,000	876,413
Structured Asset Mortgage Investments, Inc., Series 2006-AR8, Class A1A
0.44%	10/25/36	[2]	1,735,770	910,335
Structured Asset Mortgage Investments, Inc., Series 2007-AR3, Class 2A1
0.42%	09/25/47	[2]	2,183,015	1,187,959
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.18%	10/25/31	[2]	41,004	38,897
Structured Asset Securities Corp., Series 2004-S4, Class M4
2.04%	12/25/34	[2]	149,753	145,949
Structured Asset Securities Corp., Series 2005-4XS, Class 3A3 (STEP)
4.47%	03/25/35		47,247	46,802
Structured Asset Securities Corp., Series 2007-EQ1, Class A4
0.48%	03/25/37	[2]	3,000,000	1,145,984
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX
0.34%	08/25/34	[3,6]	7,407,481	49,174
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[2]	1,243	518
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A
1.64%	06/25/42	[2]	108,966	83,538
WaMu Mortgage Pass Through Certificates, Series 2003-AR6, Class A1
2.57%	06/25/33	[2]	441,952	413,463
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.74%	06/25/35	[2]	576,012	389,583
Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2003-MS9, Class 1A
7.00%	04/25/33		34,123	35,139

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 15

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.58%	11/25/35	[2]	$384,755	$367,318
Wells Fargo Home Equity Trust, Series 2006-1, Class A3
0.38%	05/25/36	[2]	126,628	123,662

				21,864,220

U.S. Agency Mortgage-Backed — 41.68%
Fannie Mae Pool 111643
3.10%	09/01/20	[2]	21,477	22,230
Fannie Mae Pool 190656
6.50%	02/01/14		72,728	80,224
Fannie Mae Pool 523829
8.00%	11/01/19		156,729	185,387
Fannie Mae Pool 555098
2.83%	11/01/32	[2]	95,629	101,154
Fannie Mae Pool 555177
2.39%	01/01/33	[2]	96,930	100,875
Fannie Mae Pool 555424
5.50%	05/01/33		782,644	853,541
Fannie Mae Pool 567002
8.00%	05/01/23		106,908	123,693
Fannie Mae Pool 646884
1.92%	05/01/32	[2]	6,970	7,008
Fannie Mae Pool 647903
1.81%	04/01/27	[2]	60,365	63,048
Fannie Mae Pool 648860
6.50%	05/01/17		417,983	457,287
Fannie Mae Pool 655127
7.00%	07/01/32		37,116	42,427
Fannie Mae Pool 655133
7.00%	08/01/32		42,272	48,345
Fannie Mae Pool 655151
7.00%	08/01/32		43,289	49,509
Fannie Mae Pool 754001
2.76%	12/01/33	[2]	404,681	406,899
Fannie Mae Pool 762525
6.50%	11/01/33		108,001	118,842
Fannie Mae Pool 770900
2.32%	04/01/34	[2]	423,902	449,401
Fannie Mae Pool 805268
1.80%	01/01/35	[2]	209,162	213,183
Fannie Mae Pool 893489
6.25%	09/01/36	[2]	344,512	371,215
Fannie Mae Pool AD0538
6.00%	05/01/24		673,598	727,986
Fannie Mae Pool AD0546
5.92%	11/01/37	[2]	278,564	295,958

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 1988-12, Class A
3.98%	02/25/18	[2]	$77,475	$79,998
Fannie Mae, Series 1993-80, Class S
10.57%	05/25/23	[2]	6,518	7,442
Fannie Mae, Series 2000-27, Class AN
6.00%	08/25/30		9,351	10,511
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[2]	4,827	5,593
Fannie Mae, Series 2001-60, Class OF
1.18%	10/25/31	[2]	720,661	732,060
Fannie Mae, Series 2002-30, Class FB
1.24%	08/25/31	[2]	1,018,443	1,037,371
Fannie Mae, Series 2002-82, Class FP
0.74%	02/25/32	[2]	495,722	496,641
Fannie Mae, Series 2003-117, Class XF
0.58%	08/25/33	[2]	982,420	983,932
Fannie Mae, Series 2003-124, Class IO (IO)
5.25%	03/25/31		8,839	45
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[2]	83,075	101,524
Fannie Mae, Series 2003-134, Class FC
0.84%	12/25/32	[2]	1,090,000	1,108,669
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		65,039	3,966
Fannie Mae, Series 2004-33, Class FM
1.02%	03/25/31	[2]	633,427	642,743
Fannie Mae, Series 2004-60, Class FW
0.68%	04/25/34	[2]	860,592	862,977
Fannie Mae, Series 2004-79, Class F
0.54%	08/25/32	[2]	960,743	961,019
Fannie Mae, Series 2004-83, Class HB
5.00%	08/25/32		1,204,441	1,264,508
Fannie Mae, Series 2004-96, Class MT
7.00%	12/25/34	[2]	92,511	90,662
Fannie Mae, Series 2005-39, Class BN
4.55%	06/25/28		139,021	139,360
Fannie Mae, Series 2007-65, Class PA
6.00%	03/25/31		183,909	185,601
Fannie Mae, Series 2007-68, Class SC (IO)
6.46%	07/25/37	[2]	1,536,333	227,630
Fannie Mae, Series 2008-47, Class PF
0.74%	06/25/38	[2]	746,564	752,959
Fannie Mae, Series 2009-33, Class FB
1.06%	03/25/37	[2]	1,050,120	1,066,599
Fannie Mae, Series 2010-109, Class PF
0.64%	10/25/40	[2]	823,535	824,503
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40		2,144,823	406,738

See accompanying notes to Schedule of Portfolio Investments.

16 / Semi-Annual Report September 2011

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2010-26, Class S (IO)
6.00%	11/25/36	[2]	$3,457,369	$473,396
Fannie Mae, Series 2011-71, Class FB
0.74%	05/25/37	[2]	984,610	986,315
Freddie Mac Gold Pool C90237
6.50%	11/01/18		100,257	110,924
Freddie Mac Gold Pool C90474
7.00%	08/01/21		142,452	164,493
Freddie Mac Gold Pool D93410
6.50%	04/01/19		69,238	76,605
Freddie Mac Gold Pool G13107
5.50%	07/01/20		847,135	918,770
Freddie Mac Gold Pool O30092
5.50%	10/01/15		10,037	10,610
Freddie Mac Gold Pool P20295
7.00%	10/01/29		59,568	65,492
Freddie Mac Non Gold Pool 1G2627
5.97%	03/01/37	[2]	365,983	381,008
Freddie Mac Non Gold Pool 1J1393
4.26%	10/01/36	[2]	403,312	426,371
Freddie Mac Non Gold Pool 1J1509
6.40%	11/01/36	[2]	385,593	404,997
Freddie Mac Non Gold Pool 1J1534
5.69%	03/01/37	[2]	662,890	705,313
Freddie Mac Non Gold Pool 775554
3.14%	10/01/18	[2]	4,999	5,013
Freddie Mac Non Gold Pool 782824
2.24%	11/01/34	[2]	540,762	555,376
Freddie Mac Non Gold Pool 865369
3.72%	06/01/22	[2]	3,259	3,305
Freddie Mac, Series 1214, Class KA
1.08%	02/15/22	[2]	4,131	4,132
Freddie Mac, Series 1526, Class L
6.50%	06/15/23		20,010	21,066
Freddie Mac, Series 2043, Class CJ
6.50%	04/15/28		39,384	45,699
Freddie Mac, Series 2368, Class AF
1.18%	10/15/31	[2]	672,703	687,590
Freddie Mac, Series 2527, Class TI (IO)
6.00%	02/15/32		51,002	683
Freddie Mac, Series 2561, Class BX (IO)
5.00%	05/15/17		64,972	960
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		30,281	3,142
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		118,175	6,986
Freddie Mac, Series 2817, Class FA
0.73%	06/15/32	[2]	769,626	770,587

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 2877, Class MV
4.75%	12/15/28		$127,753	$127,771
Freddie Mac, Series 2906, Class NX (IO)
5.27%	12/15/34	[2]	1,009,581	10,096
Freddie Mac, Series 2945, Class LD
4.00%	02/15/35		528,952	548,295
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		21,211	22,941
Freddie Mac, Series 3300, Class FA
0.53%	08/15/35	[2]	1,096,324	1,093,236
Freddie Mac, Series 3325, Class NF
0.53%	08/15/35	[2]	1,102,016	1,098,911
Freddie Mac, Series 3345, Class FP
0.43%	11/15/36	[2]	306,033	305,326
Freddie Mac, Series 3345, Class PF
0.41%	05/15/36	[2]	311,790	310,925
Freddie Mac, Series 3346, Class FA
0.46%	02/15/19	[2]	784,612	786,828
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		839,825	882,924
Freddie Mac, Series 3895, Class BF
0.73%	07/15/41	[2]	923,402	924,476
Ginnie Mae II Pool 80546
2.00%	10/20/31	[2]	34,767	35,989
Ginnie Mae II Pool 80610
2.38%	06/20/32	[2]	418,537	434,559
Ginnie Mae II Pool 80614
2.62%	07/20/32	[2]	54,727	56,831
Ginnie Mae II Pool 80687
2.50%	04/20/33	[2]	243,757	253,343
Ginnie Mae II Pool 8339
2.12%	12/20/23	[2]	63,155	65,478
Ginnie Mae II Pool 8684
2.62%	08/20/25	[2]	90,733	94,222
Government National Mortgage Association, Series 2002-72, Class FB
0.63%	10/20/32	[2]	875,262	879,837
Government National Mortgage Association, Series 2002-72, Class FC
0.63%	10/20/32	[2]	834,777	839,141
Government National Mortgage Association, Series 2003-28, Class LI (IO)
5.50%	02/20/32		70,973	2,515
Government National Mortgage Association, Series 2004-2, Class FW
1.62%	01/16/34	[2]	332,808	351,032
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.75%	03/09/21	[2]	1,638,986	1,643,086

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 17

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.62%	03/11/20	[2]	$1,089,703	$1,091,807
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.60%	03/06/20	[2]	1,034,314	1,034,799
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.60%	04/06/20	[2]	971,796	972,100
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.60%	05/07/20	[2]	972,609	973,065

				38,379,629

Total Mortgage-Backed (Cost $76,862,431)				70,219,315

MUNICIPAL BONDS — 0.99%*
Illinois — 0.99%
State of Illinois, Taxable Bonds
2.77%	01/01/12		190,000	190,884
4.03%	03/01/14		300,000	309,198
4.07%	01/01/14		400,000	412,704

Total Municipal Bonds (Cost $889,199)				912,786

Total Bonds – 94.44% (Cost $94,000,217)				86,969,068

SHORT-TERM INVESTMENTS — 4.47%
Money Market Fund — 3.38%
BlackRock Liquidity Funds TempFund Portfolio
0.09%[7]			106,000	106,000
Dreyfus Cash Advantage Fund
0.09%[7]			621,000	621,000
DWS Money Market Series-Institutional
0.06%[7]			198,000	198,000
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio
0.07%[7]			956,000	956,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[7,8]			1,235,000	1,235,000

				3,116,000

U.S. Agency Discount Notes — 1.09%
Fannie Mae
0.08%[9]	03/21/12		1,000,000	999,906

Total Short-Term Investments (Cost $4,115,622)				4,115,906

Value
Total Investments – 98.91% (Cost $98,115,839)[1]	$91,084,974

Cash and Other Assets, Less Liabilities – 1.09%	1,004,137

Net Assets – 100.00%	$92,089,111

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays Capital, Inc.

09/20/12	A+	$(6,958)	$1,150	$85	$(6,873)

The Fund receives a fixed rate equal to 1.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63% due 09/15/17. Counterparty: UBS AG

09/20/12	A+	(2,786)	275	(975)	(3,761)
		$(9,744)	$1,425	$(890)	$(10,634)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the
ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital,
Inc.

01/25/38	$(1,353,044)	$2,332	$(157,756)	$(1,510,800)
	$(1,353,044)	$2,332	$(157,756)	$(1,510,800)

a	Using Standard & Poor’s rating of the issuer.
b

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

c

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

1	Cost for federal income tax purposes is $98,140,579 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$1,258,051
Gross unrealized depreciation	(8,313,656)

Net unrealized depreciation	$(7,055,605)

2	Floating rate security. The rate disclosed was in effect at September 30, 2011.

See accompanying notes to Schedule of Portfolio Investments.

18 / Semi-Annual Report September 2011

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2011, was $4,174,602, representing 4.53% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/04/09	HCA, Inc., Term Loan B3, 3.62%, 05/01/18	$615,497	$603,704	0.66%

[6]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $49,174, which is 0.05% of total net assets.
[7]	Represents the current yield as of September 30, 2011.
[8]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,235,000.
[9]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 19

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 101.66%
ASSET-BACKED SECURITIES — 5.72%**
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.49%	06/14/37	[2,3]	$6,266,371	$5,545,738
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.53%	11/14/33	[2,3,4]	7,766,658	6,834,659
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.54%	04/25/35	[2,3]	983,169	778,672
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.54%	08/25/35	[2,3]	2,460,558	1,902,045
Bayview Commercial Asset Trust, Series 2006-3A, Class A1
0.48%	10/25/36	[2,3]	4,494,617	3,279,118
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.46%	03/25/37	[2,3]	129,240	92,808
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.48%	07/25/37	[2,3]	615,400	450,076
Brazos Higher Education Authority, Series 2010-1, Class A2
1.51%	02/25/35	[2]	2,370,000	2,205,113
Castle Trust, Series 2003-1AW, Class A1
0.98%	05/15/27	[2,3]	2,402,773	2,198,538
Discover Card Master Trust, Series 2009-A2, Class A
1.53%	02/17/15	[2]	2,400,000	2,418,842
GE Corporate Aircraft Financing LLC, Series 2005-1A, Class B
0.88%	08/26/19	[2,3]	1,462,500	1,345,500
GE Corporate Aircraft Financing LLC, Series 2005-1A, Class C
1.54%	08/26/19	[2,3]	5,000,000	4,525,000
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.53%	04/17/19	[2,3,4]	1,717,917	1,671,665
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.48%	11/17/20	[2,3,4]	5,283,333	5,075,243
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.47%	12/19/32	[2,3,4]	7,546,660	6,661,106
Goal Capital Funding Trust, Series 2006-1, Class B
0.76%	08/25/42	[2]	5,450,000	4,525,266
Green Tree Recreational Equipment & Consumer Trust, Series 1996-D, Class CTFS
7.24%	12/15/22		42,628	28,425
GSC Partners Gemini Fund Ltd., Series 1A, Class A (Cayman Islands)
0.90%	10/10/14	[2,3,4]	280,084	273,782

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Keycorp Student Loan Trust, Series 2002-A, Class 1A2
0.51%	08/27/31	[2]	$5,513,848	$5,087,528
North Carolina State Education Authority 2011-1 A3
1.15%	10/25/41	[2]	6,500,000	5,964,335
Northstar Education Finance, Inc., Student Loan Asset Backed Notes, Series 2007-1
0.35%	04/28/30	[2]	5,605,000	5,144,986
South Carolina Student Loan Corp., Series A2
0.45%	12/01/20	[2]	5,030,000	4,745,215
TAL Advantage LLC 2006-1 NOTE
0.42%	04/20/21	[2,3]	1,959,375	1,784,879
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[3]	3,229,125	3,069,120
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[3]	1,400,000	1,402,280
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.48%	05/15/20	[2,3,4]	1,778,333	1,655,184
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[3,4]	4,777,500	4,812,374
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
8.00%	07/06/14	3,5,†	4,200,000	4,199,978
Triton Container Finance LLC, Series 2006-1A NOTE
0.40%	11/26/21	[2,3]	4,365,833	3,982,606
Triton Container Finance LLC, Series 2007-1A NOTE
0.37%	02/26/19	[2,3]	2,637,239	2,454,538
US Education Loan Trust IV LLC, Series 2006-1, Class A4
0.31%	03/01/41	3,†	7,175,000	5,955,212

Total Asset-Backed Securities (Cost $101,313,003)				100,069,831

CORPORATES — 30.99%*
Automotive — 0.50%
Daimler Finance North America LLC
1.54%	09/13/13	[2,3]	1,800,000	1,799,272
1.88%	09/15/14	[3]	7,000,000	6,924,344

				8,723,616

Banking — 10.16%
Abbey National Treasury Services Plc/London (United Kingdom)
1.83%	04/25/14	[2,4]	9,405,000	8,972,726
Ally Financial, Inc.
2.53%	12/01/14	[2]	1,424,000	1,352,800
Bank of America Corp.
6.50%	08/01/16		2,400,000	2,385,744

See accompanying notes to Schedule of Portfolio Investments.

20 / Semi-Annual Report September 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Bank of America Corp., Series L (MTN)
5.65%	05/01/18		$300,000	$285,243
Bank of America N.A. (BKNT)
0.65%	06/15/17	[2]	2,500,000	1,841,628
6.10%	06/15/17		5,000,000	4,661,515
BankAmerica Capital III
0.82%	01/15/27	[2]	2,881,000	1,799,395
BankAmerica Institutional Capital A
8.07%	12/31/26	[3]	5,250,000	4,856,250
Capital One Financial Corp.
7.38%	05/23/14		5,000,000	5,588,330
City National Corp./CA
5.12%	02/15/13		8,000,000	8,202,224
Commonwealth Bank of Australia (Australia)
2.12%	03/17/14	[3,4]	10,000,000	10,051,217
Credit Suisse AG/Guernsey, Series 1 (Switzerland)
0.98%	05/29/49	[2,4]	8,390,000	5,486,389
Credit Suisse/New York (MTN) (Switzerland)
3.45%	07/02/12	[4]	1,825,000	1,854,039
5.00%	05/15/13	[4]	11,000,000	11,373,208
Deutsche Bank AG/London, Series G (MTN) (Germany)
4.88%	05/20/13	[4]	7,640,000	7,898,645
HSBC Bank Plc (United Kingdom)
1.05%	01/17/14	[2,3,4]	10,000,000	10,000,657
JPMorgan Chase & Co.
3.45%	03/01/16		5,300,000	5,305,459
4.75%	05/01/13		30,000	31,553
JPMorgan Chase & Co., Series C (MTN)
0.00%	07/23/13	[2]	1,500,000	1,485,450
JPMorgan Chase Bank N.A.
0.67%	06/13/16	[2]	4,250,000	3,922,537
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		12,700,000	13,368,338
Lloyds TSB Bank Plc (United Kingdom)
4.88%	01/21/16	[4]	10,380,000	10,132,501
National Australia Bank Ltd., Series REGS (Australia)
0.97%	04/11/14	[2,4]	8,775,000	8,746,130
Nationsbank Cap Trust III
0.80%	01/15/27	[2]	7,650,000	4,742,472
NB Capital Trust II
7.83%	12/15/26		3,200,000	2,892,000
Royal Bank of Scotland Plc (United Kingdom)
4.88%	03/16/15	[4]	7,117,000	6,973,799
Royal Bank of Scotland Plc , Series 2 (United Kingdom)
3.40%	08/23/13	[4]	1,750,000	1,742,720

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
UBS AG/Stamford CT (BKNT) (Switzerland)
2.25%	08/12/13	[4]	$5,750,000	$5,649,438
Union Bank NA (BKNT)
3.00%	06/06/16		10,000,000	9,977,807
Wachovia Corp. (MTN)
5.50%	05/01/13		5,655,000	6,011,587
Westpac Banking Corp. (Australia)
1.10%	03/31/14	[2,3,4]	5,000,000	5,006,177
2.10%	08/02/13	[4]	5,000,000	5,073,780

				177,671,758

Communications — 2.70%
Charter Communications Operating LLC/Charter Communications Operating Capital
8.00%	04/30/12	[3]	8,870,000	9,113,925
CSC Holdings LLC
8.50%	04/15/14		13,005,000	14,094,169
8.50%	06/15/15		205,000	216,787
iPCS, Inc.
2.38%	05/01/13	[2]	9,970,000	9,122,550
Nextel Communications, Inc., Series C
5.95%	03/15/14		1,000,000	940,000
Nextel Communications, Inc., Series E
6.88%	10/31/13		5,000,000	4,887,500
Qwest Communications International, Inc., Series B
7.50%	02/15/14		7,270,000	7,288,175
Windstream Corp.
8.62%	08/01/16		1,514,000	1,578,345

				47,241,451

Consumer Discretionary — 0.26%
Anheuser-Busch InBev Worldwide, Inc., Series FRN
0.80%	01/27/14	[2]	4,550,000	4,586,062

Electric — 1.01%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[3]	340,000	350,200
Cedar Brakes I LLC
8.50%	02/15/14	[3]	1,358,780	1,438,012
Cedar Brakes II LLC
9.88%	09/01/13	[3]	3,445,882	3,636,168
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[3]	85,172	83,190
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		7,149,000	7,689,972

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 21

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Mirant Mid Atlantic Pass Through Trust A, Series A
8.62%	06/30/12		$993,451	$997,176
W3A Funding Corp.
8.09%	01/02/17		3,558,343	3,564,726

				17,759,444

Energy — 2.05%
El Paso Pipeline Partners
4.10%	11/15/15		3,000,000	3,054,792
Florida Gas Transmission Co LLC
4.00%	07/15/15	[3]	3,500,000	3,704,390
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[4,6,7]	250,000	156,250
Panhandle Eastern Pipeline Co. LP
6.05%	08/15/13		2,375,000	2,541,768
Sabine Pass LNG LP
7.25%	11/30/13		14,045,000	13,658,763
Southern Union Co.
7.20%	11/01/66	[2]	3,000,000	2,550,000
Tennessee Gas Pipeline Co.
8.00%	02/01/16		8,673,000	10,118,234

				35,784,197

Finance — 7.88%
Cantor Fitzgerald LP
6.38%	06/26/15	[3]	3,675,000	3,614,416
Chase Capital II, Series B
0.75%	02/01/27	[2]	6,655,000	5,258,991
CIT Group, Inc.
5.25%	04/01/14	[3]	4,295,000	4,066,828
7.00%	05/01/14		1,759,941	1,795,140
7.00%	05/01/15	[3]	4,375,000	4,347,656
Citigroup, Inc.
1.14%	02/15/13	[2]	1,000,000	976,044
5.30%	10/17/12		1,424,000	1,459,691
5.50%	04/11/13		11,034,000	11,360,595
5.50%	10/15/14		3,510,000	3,649,249
6.38%	08/12/14		10,500,000	11,127,787
General Electric Capital Corp.
1.88%	09/16/13		2,200,000	2,213,534
General Electric Capital Corp. (MTN)
0.49%	06/20/14	[2]	3,500,000	3,355,954
0.65%	05/05/26	[2]	6,300,000	5,062,598
General Electric Capital Corp., Series A (MTN)
0.61%	09/15/14	[2]	10,169,000	9,731,835
General Electric Capital Corp., Series E (MTN)
0.43%	03/20/14	[2]	5,500,000	5,397,244

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc.
0.75%	01/12/15	[2]	$1,900,000	$1,760,612
0.80%	03/22/16	[2]	800,000	686,818
1.27%	02/07/14	[2]	4,000,000	3,804,849
3.62%	02/07/16		1,000,000	971,743
5.12%	01/15/15		583,000	602,328
5.45%	11/01/12		1,750,000	1,795,430
6.15%	04/01/18		3,500,000	3,631,800
International Lease Finance Corp.
6.50%	09/01/14	[3]	9,700,000	9,651,500
JPMorgan Chase Capital XIII, Series M
1.32%	09/30/34	[2]	2,465,000	1,921,810
JPMorgan Chase Capital XXI, Series U
1.21%	02/02/37	[2]	3,250,000	2,342,303
MBNA Capital A, Series A
8.28%	12/01/26		1,074,000	1,002,847
MBNA Capital B, Series B
1.05%	02/01/27	[2]	2,891,000	1,878,125
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[2]	30,000	32,513
8.95%	05/18/17	[2]	30,000	32,737
9.57%	06/06/17	[2]	5,184,000	5,773,680
Morgan Stanley
0.73%	10/15/15	[2]	2,830,000	2,392,207
2.88%	01/24/14		5,500,000	5,299,553
3.80%	04/29/16		3,800,000	3,513,903
4.20%	11/20/14		750,000	734,010
6.00%	05/13/14		1,325,000	1,347,552
Morgan Stanley, Series G (MTN)
0.55%	01/09/14	[2]	1,405,000	1,274,411
Power Receivable Finance LLC
6.29%	01/01/12	[3]	233,744	234,102
6.29%	01/01/12		245,348	245,603
Prudential Holdings LLC (AGM)
1.22%	12/18/17	[2,3]	10,665,000	10,163,254
Woodbourne Capital Trust I
2.71%	04/08/49	[2,3,5]	595,000	202,300
Woodbourne Capital Trust II
2.71%	04/08/49	[2,3,5]	700,000	238,000
Woodbourne Capital Trust IV
2.71%	04/08/49	[2,3,5]	1,000,000	340,000
ZFS Finance USA Trust IV
5.88%	05/09/32	[2,3]	2,575,000	2,462,344

				137,753,896

Health Care — 0.56%
Boston Scientific Corp.
5.45%	06/15/14		1,653,000	1,779,549

See accompanying notes to Schedule of Portfolio Investments.

22 / Semi-Annual Report September 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
CHS/Community Health Systems, Inc.
8.88%	07/15/15		$250,000	$245,000
UnitedHealth Group, Inc.
4.88%	02/15/13		7,348,000	7,713,548

				9,738,097

Insurance — 1.71%
Berkshire Hathaway, Inc.
0.71%	02/11/13	[2]	5,475,000	5,487,571
0.99%	08/15/14	[2]	785,000	786,445
2.20%	08/15/16		1,010,000	1,016,329
Farmers Exchange Capital
7.20%	07/15/48	[3]	444,000	519,615
Farmers Insurance Exchange
6.00%	08/01/14	[3]	6,835,000	7,463,927
Metropolitan Life Global Funding I
2.88%	09/17/12	[3]	2,810,000	2,843,090
5.12%	04/10/13	[3]	4,550,000	4,777,509
5.12%	06/10/14	[3]	3,230,000	3,490,803
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	3,550,000	3,487,655

				29,872,944

Real Estate Investment Trust (REIT) — 3.86%
AvalonBay Communities, Inc. (MTN)
6.12%	11/01/12		1,057,000	1,106,286
Duke Realty LP
5.88%	08/15/12		956,000	976,858
6.25%	05/15/13		9,000,000	9,401,463
HCP, Inc.
6.00%	01/30/17		930,000	980,300
6.45%	06/25/12		4,000,000	4,116,756
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	8,140,033
HCP, Inc., Series E (MTN)
6.00%	06/15/14		4,985,000	5,320,347
Health Care REIT, Inc.
3.62%	03/15/16		3,000,000	2,941,737
4.70%	09/15/17		10,185,000	10,225,088
Healthcare Realty Trust, Inc.
5.12%	04/01/14		1,960,000	2,024,336
6.50%	01/17/17		2,375,000	2,568,682
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13		6,000,000	6,251,671
Liberty Property LP
5.12%	03/02/15		5,305,000	5,764,190
6.38%	08/15/12		1,645,000	1,700,969

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[3]	$5,490,000	$6,069,024

				67,587,740

Services — 0.02%
Mobile Mini, Inc.
6.88%	05/01/15		375,000	369,375

Transportation — 0.28%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		167,734	171,508
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		4,333,778	4,669,645

				4,841,153

Total Corporates (Cost $540,882,344)				541,929,733

BANK LOANS — 0.69%*
Communications — 0.06%
Cengage Learning Acquisitions, Inc., Term Loan
2.49%	07/03/14	[2,8]	720,000	571,372
Dex Media West LLC, Term Loan
7.00%	10/24/14	[2,8]	674,720	462,184

				1,033,556

Electric — 0.02%
Texas Competitive Electric Holdings Co. LLC
3.73%	10/10/14	[2,8]	465,072	330,007

Gaming — 0.29%
Caesars Entertainment Operating Co., Inc., Term Loan B2
3.25%	01/28/15	[2,8]	6,000,000	5,044,998

Health Care — 0.32%
HCA, Inc., Term Loan B3
3.62%	05/01/18	[2,8]	6,081,382	5,730,754

Total Bank Loans (Cost $13,127,522)				12,139,315

MORTGAGE-BACKED — 60.16%**
Commercial Mortgage-Backed — 7.93%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-2, Class A3
5.12%	07/11/43		2,962,470	2,985,275
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-PB2, Class A4
6.19%	06/11/35		7,012,934	7,031,683

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 23

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class A4
5.12%	10/10/45	[2]	$3,810,000	$4,148,147
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2
4.72%	11/11/35	[2]	6,121,089	6,225,980
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4
4.68%	08/13/39	[2]	7,195,000	7,525,157
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.30%	10/12/42	[2]	7,620,000	8,351,710
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AAB
5.75%	09/11/42		5,247,000	5,642,695
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2
5.18%	11/15/36		7,408,553	7,548,463
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3, Class A3
5.60%	07/15/35		9,356,655	9,508,078
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A2
4.18%	11/15/37		1,313,799	1,312,775
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[3]	3,480,000	3,636,600
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3
6.27%	12/10/35		2,282,755	2,305,542
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2
6.70%	04/15/34		469,765	469,086
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1, Class A4
4.91%	03/10/38		410,000	433,365
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	9,050,000	9,593,643
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
6.07%	07/10/38	[2]	6,080,000	6,568,890
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[2]	8,850,000	8,829,441
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3
6.46%	11/15/35		1,484,607	1,482,984
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A4
5.62%	07/12/34		6,814,962	6,902,003

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3
5.17%	12/12/49	[2]	$4,840,000	$5,180,586
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		2,020,000	2,047,129
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		405,000	441,519
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.99%	08/12/41	[2]	7,265,000	8,199,971
Morgan Stanley Capital I, Series 2007-IQ16, Class A4
5.81%	12/12/49		2,570,000	2,771,652
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.80%	06/11/42	[2]	265,000	297,281
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4
6.39%	07/15/33		327,771	327,584
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3
5.95%	08/15/39	[2]	10,500,000	11,377,522
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A4
6.29%	04/15/34		7,490,972	7,570,253

				138,715,014

Non-Agency Mortgage-Backed — 23.32%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.46%	02/25/37	[2]	12,000,000	5,026,758
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
3.01%	05/25/35	[2]	9,543,552	7,053,261
American Home Mortgage Assets, Series 2007-2, Class A1
0.36%	03/25/47	[2]	18,925,910	10,011,212
American Home Mortgage Assets, Series 2007-4, Class A2
0.42%	08/25/37	[2]	17,282,445	11,966,383
American Home Mortgage Investment Trust, Series 2004-2, Class 2A
2.29%	02/25/44	[2]	12,303,078	9,957,240
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		34,777	36,059
Banc of America Funding Corp., Series 2007-5, Class 3A1
6.00%	07/25/37		7,988,164	5,894,038

See accompanying notes to Schedule of Portfolio Investments.

24 / Semi-Annual Report September 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp., Series 2007-8, Class 2A1
7.00%	10/25/37		$8,131,611	$5,458,430
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	06/30/20	[3,4,5]	138,976	10,771
BCAP LLC Trust, Series 2011-RR5, Class 2A3
4.98%	06/26/37	[2,3]	9,391,436	8,739,775
Bear Stearns Asset Backed Securities Trust, Series 2000-2, Class M2 (STEP)
8.28%	08/25/30		1,974,825	1,917,660
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 2A1
0.44%	11/25/36	[2]	11,767,506	6,288,031
Bear Stearns Mortgage Funding Trust, Series 2007-AR4, Class 2A1
0.44%	06/25/37	[2]	14,578,400	8,395,700
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	[3,4,5]	9,000	90
Carrington Mortgage Loan Trust, Series 2004-NC2, Class M1
1.27%	08/25/34	[2]	218,633	138,463
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A3
0.50%	02/25/37	[2]	14,875,000	5,225,796
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.42%	05/25/36	[2,3]	2,864,343	1,686,638
CC Mortgage Funding Corp., Series 2005-AA, Class B2
0.86%	01/25/36	[2,3]	670,382	203,668
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 2M1
1.14%	02/25/32	[2]	736,243	375,555
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A3
2.92%	12/25/35	[2]	840,000	683,788
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.86%	07/25/37	[2]	9,416,039	8,260,061
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.04%	02/25/34	[2]	385,095	338,314
Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B
0.16%	09/25/36	[2]	6,477,809	3,013,109
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A2
0.34%	01/25/37	[2]	101,792	98,660

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37	[2]	$150,000	$106,428
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.54%	07/25/37	[2]	90,000	40,883
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		8,456,363	9,227,039
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[2]	277,336	280,125
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		250,791	265,874
Conseco Financial Corp., Series 1996-1, Class M1
7.00%	03/15/27	[2]	9,109,756	9,712,226
Conseco Financial Corp., Series 1997-2, Class A7
7.62%	06/15/28	[2]	4,712,684	5,233,811
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	2,541,071	2,821,136
Conseco Financial Corp., Series 1997-7, Class A9
7.37%	07/15/29	[2]	7,248,844	8,045,692
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	28,385	29,808
Countrywide Alternative Loan Trust, Series 2005-27, Class 2A1
1.59%	08/25/35	[2]	2,171,431	1,161,573
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1
0.54%	11/20/35	[2]	9,108,306	5,170,781
Countrywide Alternative Loan Trust, Series 2005-72, Class A1
0.50%	01/25/36	[2]	761,876	483,462
Countrywide Alternative Loan Trust, Series 2006-46, Class A4
6.00%	02/25/47		5,839,149	3,818,596
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A2
0.44%	09/20/46	[2]	4,561,263	1,888,528
Countrywide Asset-Backed Certificates, Series 2007-11, Class 2A1
0.30%	06/25/47	[2]	144,141	141,741
Countrywide Asset-Backed Certificates, Series 2007-4, Class A1A
0.46%	09/25/37	[2]	2,743,619	2,660,536
Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A1
0.32%	10/25/47	[2]	135,739	132,338

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 25

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-14, Class 4A1
5.02%	08/25/34	[2]	$91,921	$87,771
Credit Suisse Mortgage Capital Certificates, Series 2007-2, Class 3A4
5.50%	03/25/37		5,000,000	4,355,413
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP)
5.54%	11/25/35		1,460,427	1,388,300
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
5.24%	01/25/36		2,696,580	1,570,525
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A4
0.46%	11/25/36	[2]	6,000,000	2,231,815
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
5.50%	02/25/37		20,580,000	13,204,169
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.30%	04/25/37	[2]	6,470,322	4,589,684
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
0.44%	03/19/45	[2]	3,404,583	2,243,695
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR1, Class 2A1A
1.18%	04/19/47	[2]	78,467	44,980
First Alliance Mortgage Loan Trust, Series 1994-3, Class A1
7.82%	10/25/25		1,197	1,132
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1
2.20%	09/25/34	[2]	33,488	28,430
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.68%	06/25/30	[2]	1,232,389	715,166
Green Tree Home Improvement Loan Trust, Series 1997-E, Class HEB1
7.53%	01/15/29		2,061,225	2,019,229
GSAA Trust, Series 2006-9, Class A4A
0.48%	06/25/36	[2]	11,493,978	5,010,276
Harborview Mortgage Loan Trust, Series 2006-3, Class 2A1A
5.50%	06/19/36	[2]	2,596,110	1,393,811

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HSBC Home Equity Loan Trust, Series 2005-3, Class M1
0.65%	01/20/35	[2]	$3,479,540	$3,007,631
HSBC Home Equity Loan Trust, Series 2006-3, Class A4
0.47%	03/20/36	[2]	8,680,000	6,928,519
HSBC Home Equity Loan Trust, Series 2007-1, Class AS
0.43%	03/20/36	[2]	8,635,560	7,433,749
Impac CMB Trust, Series 2005-5, Class A1
0.56%	08/25/35	[2]	4,834,715	3,345,427
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
0.62%	12/25/34	[2]	579,369	325,525
Indymac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.64%	11/25/34	[2]	2,094,303	1,340,637
JPMorgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 (STEP)
2.94%	10/25/35		2,453,160	2,235,264
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF2 (STEP)
5.45%	10/25/36		6,134,633	6,132,474
JPMorgan Mortgage Acquisition Corp., Series 2007-CH2, Class AF2 (STEP)
5.48%	01/25/37		14,905,061	11,436,282
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A2
0.28%	05/25/37	[2]	1,381,614	1,323,113
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV4
0.52%	03/25/47	[2]	50,000	17,647
JPMorgan Mortgage Trust, Series 2005-A3, Class 5A3
2.82%	06/25/35	[2]	124,810	95,600
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.86%	07/25/35	[2]	1,543,561	1,403,560
Lake Country Mortgage Loan Trust, Series 2006-HE1, Class M5
2.24%	07/25/34	[3]	4,716,000	2,027,880
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	05/15/14		6,232,663	6,236,558
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	09/15/18		5,167,457	5,401,374
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC
0.55%	05/15/41	[2,5]	309,241,427	4,597,214
Lehman XS Trust, Series 2006-GP1, Class A4A
0.56%	05/25/46	[2]	11,148,824	2,486,102

See accompanying notes to Schedule of Portfolio Investments.

26 / Semi-Annual Report September 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1
0.74%	02/25/35	[2]	$2,942,649	$2,899,114
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
5.07%	01/25/34	[2]	98,513	93,339
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.82%	01/25/34	[2]	145,718	116,818
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.75%	06/25/34	[2]	262,333	199,519
MASTR Adjustable Rate Mortgages Trust, Series 2004-9, Class 1A4
0.84%	11/25/34	[2]	3,874,076	3,574,519
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A3
0.44%	05/25/37	[2]	55,000	21,371
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.76%	10/25/32	[2]	662,405	559,051
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.42%	06/25/37	[2]	19,057,200	8,520,764
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		869,658	871,959
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	8,838,989	9,696,906
Morgan Stanley ABS Capital I, Series 2004-NC2, Class M2
2.04%	12/25/33	[2]	171,287	112,608
Morgan Stanley ABS Capital I, Series 2004-NC7, Class M2
0.86%	07/25/34	[2]	13,000,000	11,706,526
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A18
6.00%	07/25/47	[2]	10,841,129	7,973,865
Nationstar Home Equity Loan Trust, Series 2007-A, Class AV4
0.46%	03/25/37	[2]	6,466,000	3,381,776
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3
0.42%	06/25/37	[2]	7,807,200	3,849,945
Park Place Securities, Inc., Series 2004-MHQ1, Class M1
0.94%	12/25/34	[2]	7,432,899	7,102,909
Park Place Securities, Inc., Series 2005-WCW1, Class A3D
0.58%	09/25/35	[2]	7,845,221	7,685,626
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
0.74%	03/25/35	[2]	9,578,000	8,304,691

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.54%	06/25/47	[2]	$70,000	$35,444
Residential Asset Mortgage Products, Inc., Series 2004-SL4, Class A3
6.50%	07/25/32		1,956,358	2,040,595
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A5
6.50%	05/25/32		3,855,718	3,673,458
Residential Asset Securities Corp., Series 2005-KS12, Class A2
0.48%	01/25/36	[2]	5,826,123	5,583,855
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.79%	02/25/25		6,571	6,483
Resmae Mortgage Loan Trust, Series 2006-1, Class A1B
0.50%	02/25/36	[2,3]	151,117	1,491
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.50%	02/25/36	[2]	1,562,023	783,785
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.38%	12/25/36	[2]	12,000,000	9,968,682
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C
0.58%	03/25/36	[2]	4,943,825	4,791,352
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1
2.62%	12/27/35	[2]	14,696,988	7,595,778
Structured Asset Mortgage Investments, Inc., Series 2006-AR8, Class A1A
0.44%	10/25/36	[2]	13,669,193	7,168,890
Structured Asset Securities Corp., Series 2002-5A, Class 6A
6.16%	04/25/32	[2]	24,965	21,891
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.44%	09/25/33	[2]	4,134,668	3,673,315
Structured Asset Securities Corp., Series 2005-S2, Class M2
0.91%	06/25/35	[2]	831,046	816,062
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.78%	07/25/34	[2,3]	142,962	117,580
Terwin Mortgage Trust, Series 2005-9HGS, Class A1
4.00%	08/25/35	[2,3]	135,383	131,745
Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A3
0.44%	06/25/47	[2]	8,626,169	8,368,794

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 27

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass Through Certificates, Series 2002-AR18, Class A
2.59%	01/25/33	[2]	$404,363	$373,950
WaMu Mortgage Pass Through Certificates, Series 2005-AR2, Class 2A21
0.56%	01/25/45	[2]	1,232,561	924,645
WaMu Mortgage Pass Through Certificates, Series 2006-AR7, Class 3A1B
2.84%	07/25/46	[2]	9,573,809	4,186,747
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
1.01%	04/25/47	[2]	14,210,043	7,752,038
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.58%	11/25/35	[2]	6,288,628	6,003,627
Wells Fargo Home Equity Trust, Series 2007-2, Class A1
0.32%	04/25/37	[2]	444,024	425,492

				407,775,994

U.S. Agency Mortgage-Backed — 28.91%
Fannie Mae (TBA)
3.00%	10/25/26		33,925,000	34,937,451
Fannie Mae Interest Strip, Series 405, Class F10
0.94%	10/25/40	[2]	13,969,067	14,004,342
Fannie Mae Pool 555177
2.39%	01/01/33	[2]	60,743	63,215
Fannie Mae Pool 555284
7.50%	10/01/17		3,394	3,692
Fannie Mae Pool 567002
8.00%	05/01/23		111,999	129,584
Fannie Mae Pool 735861
6.50%	09/01/33		45,074	51,065
Fannie Mae Pool 745383
2.42%	12/01/35	[2]	2,375,133	2,500,486
Fannie Mae Pool 770900
2.32%	04/01/34	[2]	631,899	669,910
Fannie Mae Pool 805256
2.18%	01/01/35	[2]	798,066	828,929
Fannie Mae Pool 890141
5.50%	12/01/20		12,550,220	13,608,165
Fannie Mae Pool 942553
5.88%	08/01/37	[2]	8,892,368	9,650,243
Fannie Mae Pool 995182
5.50%	06/01/20		14,298,653	15,503,985
Fannie Mae Pool 995793
5.50%	09/01/36		10,388,772	11,353,629
Fannie Mae Pool AD0538
6.00%	05/01/24		4,939,722	5,338,566

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0083
6.00%	01/01/40		$14,410,789	$15,904,557
Fannie Mae, Series 1997-76, Class FS
0.70%	09/17/27	[2]	52,693	52,285
Fannie Mae, Series 2001-60, Class OF
1.18%	10/25/31	[2]	4,950,037	5,028,340
Fannie Mae, Series 2007-64, Class FA
0.70%	07/25/37	[2]	5,251,165	5,224,090
Fannie Mae, Series 2009-33, Class FB
1.06%	03/25/37	[2]	16,876,745	17,141,573
Fannie Mae, Series 2010-109, Class PF
0.64%	10/25/40	[2]	13,549,014	13,564,931
Fannie Mae, Series 2010-26, Class S (IO)
6.00%	11/25/36	[2]	62,457,614	8,551,940
Fannie Mae, Series 2010-43, Class DP
5.00%	05/25/40		10,896,690	12,030,405
Fannie Mae, Series 2010-95, Class S (IO)
6.36%	09/25/40	[2]	32,102,521	5,812,197
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40		24,632,655	4,405,994
Fannie Mae, Series 2011-71, Class FB
0.74%	05/25/37	[2]	16,689,379	16,718,284
Fannie Mae, Series G92-10, Class Z
7.75%	01/25/22		12,140	13,520
Freddie Mac Gold (TBA)
3.50%	10/15/26		5,565,000	5,796,295
Freddie Mac Gold Pool A45796
7.00%	01/01/33		29,846	34,290
Freddie Mac Gold Pool C46104
6.50%	09/01/29		37,122	42,133
Freddie Mac Gold Pool G13032
6.00%	09/01/22		7,382,159	7,967,541
Freddie Mac Gold Pool G13475
6.00%	01/01/24		924,370	1,006,757
Freddie Mac Non Gold Pool 1B1928
2.50%	08/01/34	[2]	1,957,623	2,057,567
Freddie Mac Non Gold Pool 1G2627
5.97%	03/01/37	[2]	5,258,234	5,474,111
Freddie Mac Non Gold Pool 1J1393
4.26%	10/01/36	[2]	5,638,266	5,960,623
Freddie Mac Non Gold Pool 1J1509
6.40%	11/01/36	[2]	3,613,882	3,795,743
Freddie Mac Non Gold Pool 1L0113
3.20%	05/01/35	[2]	1,734,289	1,823,652
Freddie Mac Non Gold Pool 1N0371
6.00%	01/01/37	[2]	4,847,665	5,188,681
Freddie Mac Non Gold Pool 1Q0196
5.72%	02/01/37	[2]	3,780,203	4,008,149

See accompanying notes to Schedule of Portfolio Investments.

28 / Semi-Annual Report September 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Non Gold Pool 786781
3.02%	08/01/29	[2]	$143,517	$151,410
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		2,569,861	2,789,421
Freddie Mac, Series 2454, Class FQ
1.23%	06/15/31	[2]	41,531	42,200
Freddie Mac, Series 2561, Class BX (IO)
5.00%	05/15/17		135,043	1,996
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		20,484	1,211
Freddie Mac, Series 3294, Class CB
5.50%	03/15/37		9,782,946	10,480,113
Freddie Mac, Series 3345, Class FP
0.43%	11/15/36	[2]	6,664,168	6,648,756
Freddie Mac, Series 3345, Class PF
0.41%	05/15/36	[2]	6,803,706	6,784,833
Freddie Mac, Series 3346, Class FA
0.46%	02/15/19	[2]	11,333,109	11,365,118
Freddie Mac, Series 3626, Class MA
5.00%	02/15/30		8,175,565	8,595,135
Freddie Mac, Series 3672, Class A
6.00%	05/15/40		5,111,440	5,459,453
Ginnie Mae I Pool 422972
6.50%	07/15/29		46,890	54,232
Ginnie Mae II Pool 1849
8.50%	08/20/24		1,478	1,762
Ginnie Mae II Pool 2020
8.50%	06/20/25		2,655	3,180
Ginnie Mae II Pool 2286
8.50%	09/20/26		3,157	3,793
Ginnie Mae II Pool 2487
8.50%	09/20/27		18,248	21,986
Ginnie Mae II Pool 80059
2.38%	04/20/27	[2]	49,446	51,338
Ginnie Mae II Pool 80589
2.50%	03/20/32	[2]	107,624	111,587
Ginnie Mae II Pool 80610
2.38%	06/20/32	[2]	35,230	36,579
Ginnie Mae II Pool 80968
2.62%	07/20/34	[2]	974,534	1,003,488
Ginnie Mae II Pool 81201
2.25%	01/20/35	[2]	26,399	27,340
Ginnie Mae II Pool 8599
3.00%	02/20/25	[2]	44,067	45,800
Government National Mortgage Association, Series 2003-28, Class LI (IO)
5.50%	02/20/32		294,280	10,428

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Government National Mortgage Association, Series 2009-106, Class XI (IO)
6.57%	05/20/37	[2]	$34,413,196	$6,164,092
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.67%	10/07/20	[2]	20,496,012	20,527,986
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.59%	11/06/17	[2]	23,644,568	23,651,898
NCUA Guaranteed Notes, Series 2010-R2, Class 2A
0.69%	11/05/20	[2]	14,383,736	14,424,154
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.78%	12/08/20	[2]	19,474,003	19,592,600
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.78%	12/08/20	[2]	8,359,510	8,411,088
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.75%	03/09/21	[2]	29,510,878	29,584,655
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
0.67%	01/08/20	[2]	13,370,789	13,387,503
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.62%	02/06/20	[2]	12,760,081	12,784,070
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.62%	03/11/20	[2]	8,517,848	8,534,288
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.60%	03/06/20	[2]	12,268,357	12,274,108
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.60%	04/06/20	[2]	9,656,954	9,659,972
NCUA Guaranteed Notes, Series 2011-R6, Class 1A
0.60%	05/07/20	[2]	16,734,989	16,742,835

				505,677,328

Total Mortgage-Backed (Cost $1,123,455,859)				1,052,168,336

MUNICIPAL BONDS — 1.24%*
California — 0.52%
State of California, Taxable, Various Purpose
4.85%	10/01/14		4,900,000	5,288,374
5.50%	03/01/16		1,775,000	1,980,084
State of California, Taxable, Various Purpose, Series 3
5.45%	04/01/15		1,715,000	1,896,326

				9,164,784

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 29

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois — 0.72%
State of Illinois, Taxable Bonds
4.03%	03/01/14		$525,000	$541,097
4.07%	01/01/14		9,275,000	9,569,574
5.36%	03/01/17		2,250,000	2,409,165

				12,519,836

Total Municipal Bonds (Cost $20,511,352)				21,684,620

U.S. TREASURY SECURITIES — 2.86%
U.S. Treasury Notes — 2.86%
U.S. Treasury Notes - Treasury Inflation Indexed Notes
3.00%	07/15/12		38,745,000	50,072,722

Total U.S. Treasury Securities (Cost $50,165,102)
Total Bonds – 101.66% (Cost $1,849,455,182)				1,778,064,557

SHORT-TERM INVESTMENTS — 2.12%
Commercial Paper — 0.07%
National Australia Funding Corp.
0.23%[9]	11/01/11	[3]	1,275,000	1,274,842

Money Market Fund — 2.05%
BlackRock Liquidity Funds TempFund Portfolio
0.09%[10]			12,361,000	12,361,000
Dreyfus Cash Advantage Fund
0.09%[10]			7,062,000	7,062,000
DWS Money Market Series-Institutional
0.06%[10]			19,000	19,000
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio
0.07%[10]			6,610,000	6,610,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[10,11]			9,722,000	9,722,000

				35,774,000

Total Short-Term Investments (Cost $37,048,764)				37,048,842

Total Investments – 103.78% (Cost $1,886,503,946)[1]				1,815,113,399

Liabilities in Excess of Other Assets – (3.78)%				(66,140,030)

Net Assets – 100.00%				$1,748,973,369

	Expiration Date	Premiums Paid	Notional Amount (000’s)[b]	Appreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
	09/20/16	$38,321	$895	$62,090	$100,411
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
	09/20/16	38,107	890	61,743	99,850

		$76,428	$1,785	$123,833	$200,261

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays Capital, Inc.
09/20/12	A+	$(114,053)	$18,850	$1,393	$(112,660)
The Fund receives a fixed rate equal to 1.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the General Electric Capital Corp., 5.63% due 09/15/17. Counterparty: UBS AG
09/20/12	A+	(47,871)	4,725	(16,748)	(64,619)

		$(161,924)	$23,575	$(15,355)	$(177,279)

	Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
	01/25/38	$(3,298,043)	$5,683	$(384,532)	$(3,682,575)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
	01/25/38	(2,394,997)	3,886	(123,003)	(2,518,000)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
	01/25/38	(3,757,885)	5,829	(19,116)	(3,777,001)

		$(9,450,925)	$15,398	$(526,651)	$(9,977,576)

See accompanying notes to Schedule of Portfolio Investments.

30 / Semi-Annual Report September 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation	Value[c]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $115,920 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(115,920)	$10,080	$67,536	$(48,384)

	$(115,920)	$10,080	$67,536	$(48,384)

a	Using Standard & Poor’s rating of the issuer.
b

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

c

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,886,617,322 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$38,659,556
Gross unrealized depreciation	(110,163,479)

Net unrealized depreciation	$(71,503,923)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2011.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2011, was $218,413,932, representing 12.49% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $9,588,353, which is 0.55% of total net assets.
[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Non-income producing security.
[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
06/09/11	Caesars Entertainment Operating Co., Inc., Term Loan B2, 3.25%, 01/28/15	$5,443,387	$5,044,998	0.29%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
06/27/07	Cengage Learning Acquisitions, Inc., Term Loan, 2.49%, 07/03/14	$717,154	$571,372	0.03%
01/05/09	Dex Media West LLC, Term Loan, 7.00%, 10/24/14	494,590	462,184	0.02%
10/22/07	HCA, Inc., Term Loan B3, 3.62%, 05/01/18	6,007,319	5,730,754	0.33%
10/31/07	Texas Competitive Electric Holdings Co. LLC, 3.73%, 10/10/14	465,072	330,007	0.02%

		$13,127,522	$12,139,315	0.69%

[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of September 30, 2011.
[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $9,722,000.
†

Fair valued security. The aggregate value of fair valued securities is $10,155,190, which is 0.58% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 31

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 100.50%
ASSET-BACKED SECURITIES — 6.38%**
Aerco Ltd., Series 2A, Class A3 (United Kingdom)
0.69%	07/15/25	[2,3,4]	$1,353,100	$1,014,825
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.49%	06/14/37	[3,4]	873,375	772,937
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.53%	11/14/33	[2,3,4]	978,990	861,512
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.54%	08/25/35	[3,4]	312,452	241,530
Brazos Higher Education Authority, Series 2010-1, Class A2
1.51%	02/25/35	[3]	650,000	604,778
Brazos Higher Education Authority, Series 2011-2, Class A3
1.25%	10/27/36	[3]	225,000	204,815
CIT Education Loan Trust, Series 2007-1, Class A
0.45%	03/25/42	[3,4]	660,964	605,095
Discover Card Master Trust, Series 2009-A2, Class A
1.53%	02/17/15	[3]	325,000	327,551
Educational Funding of the South, Inc., Series 2011-1, Class A2
0.90%	04/25/35	[3]	580,000	536,821
GE Business Loan Trust, Series 2003-2A, Class A
0.60%	11/15/31	[3,4]	807,608	750,630
GE Business Loan Trust, Series 2004-1, Class A
0.52%	05/15/32	[3,4]	786,606	734,460
GE Business Loan Trust, Series 2004-1, Class B
0.93%	05/15/32	[3,4]	374,574	303,868
GE Business Loan Trust, Series 2004-2A, Class A
0.45%	12/15/32	[3,4]	576,727	500,086
GE Business Loan Trust, Series 2005-1A, Class A3
0.48%	06/15/33	[3,4]	735,953	622,148
GE Corporate Aircraft Financing LLC, Series 2005-1A, Class B
0.88%	08/26/19	[3,4]	675,000	621,000
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.53%	04/17/19	[2,3,4]	284,167	276,516
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.48%	11/17/20	[2,3,4]	708,333	680,435

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.47%	12/19/32	[2,3,4]	$859,746	$758,860
Keycorp Student Loan Trust, Series 2002-A, Class 1A2
0.51%	08/27/31	[3]	590,506	544,849
Peach Finance Co. 2000 A
4.71%	04/15/48	[4]	677,596	706,394
SLC Student Loan Trust, Series 2008-1, Class A4A
1.95%	12/15/32	[3]	625,000	645,616
South Carolina Student Loan Corp., Series A2
0.45%	12/01/20	[3]	400,000	377,353
SVO VOI Mortgage Corp., Series 2003-AA, Class A
3.95%	02/20/19	[4]	27,141	27,420
TAL Advantage LLC 2006-1 NOTE
0.42%	04/20/21	[3,4]	550,000	501,019
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[4]	395,125	375,546
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.48%	05/15/20	[2,3,4]	385,000	358,339
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[2,4]	536,250	540,164
Trinity Rail Leasing LP, Series 2004-1A, Class A
5.27%	08/14/27	[4]	278,780	295,558
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
4.37%	07/15/41	[4]	710,860	715,959
Triton Container Finance LLC, Series 2006-1A NOTE
0.40%	11/26/21	[3,4]	581,250	530,229
Triton Container Finance LLC, Series 2007-1A NOTE
0.37%	02/26/19	[3,4]	373,698	347,809
US Education Loan Trust IV LLC, Series 2006-1, Class A4
0.31%	03/01/41	4,†	700,000	580,996

Total Asset-Backed Securities (Cost $16,815,162)				16,965,118

CORPORATES — 23.42%*
Banking — 5.30%
Abbey National Treasury Services Plc/London (United Kingdom)
2.88%	04/25/14	[2]	1,019,000	959,315
ANZ National International Ltd. (PIK) (New Zealand)
6.20%	07/19/13	[2,4]	600,000	640,985

See accompanying notes to Schedule of Portfolio Investments.

32 / Semi-Annual Report September 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
BAC Capital Trust XV
1.13%	06/01/56	[3]	$1,432,000	$829,914
Bank of America N.A. (BKNT)
0.65%	06/15/17	[3]	1,350,000	994,479
6.10%	06/15/17		340,000	316,983
Barclays Bank Plc (United Kingdom)
5.20%	07/10/14	[2]	850,000	869,834
Credit Suisse AG/Guernsey, Series 1 (Switzerland)
0.98%	05/29/49	[2,3]	770,000	503,518
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[2]	700,000	723,750
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[2]	500,000	528,890
6.00%	02/15/18	[2]	575,000	584,263
Deutsche Bank AG/London, Series G (MTN) (Germany)
4.88%	05/20/13	[2]	760,000	785,729
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[3,4]	120,000	81,600
Fleet Capital Trust V
1.35%	12/18/28	[3]	500,000	320,844
HBOS Plc, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[2,4]	915,000	798,047
JPMorgan Chase Bank N.A.
0.67%	06/13/16	[3]	600,000	553,770
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		600,000	647,530
6.00%	10/01/17		500,000	526,313
Nationsbank Cap Trust III
0.80%	01/15/27	[3]	616,000	381,877
Royal Bank of Scotland Plc (United Kingdom)
3.95%	09/21/15	[2]	1,000,000	941,746
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[2,4]	825,000	872,320
Union Bank NA (BKNT)
3.00%	06/06/16		1,000,000	997,781
Wachovia Corp. (MTN)
5.50%	05/01/13		239,000	254,071

				14,113,559

Communications — 0.38%
Cellco Partnership/Verizon Wireless Capital LLC
5.55%	02/01/14		350,000	383,125
Verizon Communications, Inc.
1.95%	03/28/14		600,000	614,648

				997,773

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 1.90%
Cedar Brakes II LLC
9.88%	09/01/13	[4]	$640,260	$675,616
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		1,429,000	1,537,134
PG&E Corp.
5.75%	04/01/14		910,000	998,435
Public Service Co. of New Mexico
7.95%	05/15/18		475,000	545,735
Southwestern Electric Power Co.
6.45%	01/15/19		534,000	639,288
Texas-New Mexico Power Co.
9.50%	04/01/19	[4]	500,000	657,407

				5,053,615

Energy — 1.35%
Sabine Pass LNG LP
7.25%	11/30/13		935,000	909,288
Southern Union Co.
7.20%	11/01/66	[3]	910,000	773,500
Tennessee Gas Pipeline Co.
8.00%	02/01/16		1,000,000	1,166,636
Valero Energy Corp.
9.38%	03/15/19		471,000	604,427
Williams Cos., Inc.
7.88%	09/01/21		112,000	133,014

				3,586,865

Finance — 9.05%
Bear Stearns Cos. LLC
7.25%	02/01/18		1,140,000	1,345,564
Citigroup Funding, Inc., Series 2
0.58%	04/30/12	[3]	655,000	656,505
Citigroup, Inc.
0.86%	08/25/36	[3]	205,000	134,808
5.50%	04/11/13		451,000	464,349
5.50%	10/15/14		371,000	385,718
6.00%	08/15/17		250,000	265,637
6.38%	08/12/14		535,000	566,987
6.50%	08/19/13		408,000	429,526
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		285,000	286,734
Dolphin Subsidiary II, Inc.
7.25%	10/15/21	[4]	1,100,000	1,108,250
General Electric Capital Corp.
4.62%	01/07/21		700,000	727,864
5.62%	05/01/18		730,000	794,026
General Electric Capital Corp. (MTN)
0.65%	05/05/26	[3]	500,000	401,793
1.20%	05/22/13	[3]	340,000	340,286

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 33

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp., Series A (MTN)
0.61%	09/15/14	[3]	$694,000	$664,165
General Electric Capital Corp., Series E (MTN)
0.43%	03/20/14	[3]	300,000	294,395
Goldman Sachs Group, Inc.
0.45%	02/06/12	[3]	210,000	209,668
1.02%	12/05/11	[3]	785,000	786,213
6.15%	04/01/18		1,100,000	1,141,423
7.50%	02/15/19		550,000	604,399
Goldman Sachs Group, Inc. (MTN)
6.00%	05/01/14		250,000	264,841
Goldman Sachs Group, Inc., Series B (MTN)
0.65%	07/22/15	[3]	100,000	89,378
International Lease Finance Corp.
6.50%	09/01/14	[4]	1,000,000	995,000
JPMorgan Chase Capital XIII, Series M
1.32%	09/30/34	[3]	1,070,000	834,214
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	510,000	552,713
8.95%	05/18/17	[3]	410,000	447,413
9.57%	06/06/17	[3]	319,000	355,286
Morgan Stanley
0.56%	02/10/12	[3]	2,140,000	2,143,968
0.70%	06/20/12	[3]	1,150,000	1,153,568
0.73%	10/15/15	[3]	187,000	158,072
Morgan Stanley (MTN)
0.70%	10/18/16	[3]	1,185,000	922,534
6.25%	08/28/17		800,000	789,686
NCUA Guaranteed Notes, Series A1
0.24%	06/12/13	[3]	2,225,000	2,220,066
Power Receivable Finance LLC
6.29%	01/01/12		50,562	50,614
Private Export Funding Corp.
2.80%	05/15/22		1,040,000	1,028,606
Prudential Holdings LLC (AGM)
1.22%	12/18/17	[3,4]	500,000	476,477

				24,090,746

Health Care — 0.80%
HCA, Inc. (WI)
8.50%	04/15/19		430,000	453,650
UnitedHealth Group, Inc.
4.88%	02/15/13		760,000	797,808
WellPoint, Inc.
6.00%	02/15/14		800,000	884,587

				2,136,045

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 1.24%
Farmers Insurance Exchange
6.00%	08/01/14	[4]	$1,000,000	$1,092,016
Metropolitan Life Global Funding I
5.12%	06/10/14	[4]	800,000	864,595
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[4]	440,000	415,248
Pricoa Global Funding I
5.45%	06/11/14	[4]	850,000	926,380

				3,298,239

Real Estate Investment Trust (REIT) — 2.27%
Duke Realty LP
6.25%	05/15/13		790,000	825,240
HCP, Inc.
7.07%	06/08/15		200,000	219,907
HCP, Inc. (MTN)
6.30%	09/15/16		500,000	535,529
6.70%	01/30/18		275,000	301,071
Health Care REIT, Inc.
4.70%	09/15/17		1,000,000	1,003,936
Shurgard Storage Centers LLC
5.88%	03/15/13		68,000	71,969
Simon Property Group LP
4.20%	02/01/15		400,000	421,319
UDR, Inc. (MTN)
5.00%	01/15/12		80,000	80,714
5.25%	01/15/15		1,000,000	1,065,832
WEA Finance LLC
7.12%	04/15/18	[4]	775,000	886,461
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[4]	570,000	630,117

				6,042,095

Transportation — 1.13%
American Airlines 2011-2 Class A Pass Through Trust, Series A
8.62%	10/15/21		1,000,000	996,875
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		73,384	75,035
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20		385,030	392,730
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		353,237	359,198
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.66%	08/15/16	[3]	16,842	15,762

See accompanying notes to Schedule of Portfolio Investments.

34 / Semi-Annual Report September 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
JetBlue Airways Pass-Through Trust, Series 2004, Class G2
0.74%	11/15/16	[3]	$661,000	$568,460
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		193,173	204,643
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		355,737	384,196

				2,996,899

Total Corporates (Cost $59,899,283)				62,315,836

BANK LOANS — 0.16%*
Health Care — 0.16%
HCA, Inc., Term Loan B3
3.62%	05/01/18	[3,5]	455,133	428,892

Total Bank Loans (Cost $452,007)
MORTGAGE-BACKED — 55.52%**
Commercial Mortgage-Backed — 10.57%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-2, Class A3
5.12%	07/11/43		212,821	214,459
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43	[3]	950,000	1,023,088
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4
5.89%	07/10/44	[3]	1,010,000	1,092,374
Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4
5.19%	05/11/39	[3]	40,000	42,083
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.30%	10/12/42	[3]	1,140,000	1,249,468
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4
5.54%	09/11/41		470,000	517,651
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class A4
5.70%	04/12/38	[3]	1,100,000	1,226,522
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4
5.69%	06/11/50	[3]	1,020,000	1,089,893
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.89%	12/10/49	[3]	500,000	540,876
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4
6.01%	12/10/49	[3]	235,000	254,603

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3
5.31%	12/15/39		$1,045,000	$1,097,446
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[4]	516,997	540,262
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3
6.27%	12/10/35		721,061	728,259
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3
5.35%	08/11/36		955,000	973,275
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A4
4.95%	01/11/35		1,028,057	1,049,106
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4
4.11%	07/05/35		993,289	1,022,449
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[3]	1,110,000	1,176,679
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
6.07%	07/10/38	[3]	1,605,000	1,734,057
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.44%	03/10/39		945,000	983,768
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[3]	1,715,000	1,711,016
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-LDP9, Class A3
5.34%	05/15/47		490,000	511,736
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3
6.46%	11/15/35		160,027	159,852
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4
5.44%	06/12/47		1,085,000	1,131,344
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[3]	1,190,000	1,307,948
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4
4.75%	06/12/43	[3]	935,000	1,001,555
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3
5.17%	12/12/49	[3]	760,000	813,480
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		285,000	288,828

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 35

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		$1,040,000	$1,133,777
Morgan Stanley Capital I, Series 2007-IQ16, Class A4
5.81%	12/12/49		1,185,000	1,277,980
Morgan Stanley Capital I, Series 2011-C3, Series A4
4.12%	08/15/49		165,000	169,085
Nomura Asset Securities Corp., Series 1998-D6, Class A3
7.52%	03/15/30	[3]	965,000	1,033,980
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[3]	940,000	1,026,081

				28,122,980

Non-Agency Mortgage-Backed — 18.44%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2
0.44%	08/25/35	[3]	570,957	535,535
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		10,223	10,653
Banc of America Funding Corp., Series 2006-D, Class 1A2
0.51%	05/20/36	[3]	2,000,000	504,925
Bear Stearns Asset Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		9,238	8,899
Bear Stearns Asset Backed Securities Trust, Series 2005-HE12, Class 1A3
0.62%	12/25/35	[3]	800,000	708,097
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.52%	01/25/35	[3,4]	339,175	238,703
CC Mortgage Funding Corp., Series 2005-2A, Class A1
0.42%	05/25/36	[3,4]	306,226	180,318
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 1A4
5.32%	02/25/35		10,258	10,133
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.04%	02/25/34	[3]	30,125	26,465
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37	[3]	1,526,500	1,083,079
Conseco Finance Home Loan Trust, Series 2000-E, Class M1
8.13%	08/15/31	[3]	77,939	75,543

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		$761,363	$830,750
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[3]	101,690	102,713
Conseco Finance, Series 2002-A, Class A5 (STEP)
7.55%	04/15/32		197,819	202,281
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	289,298	221,452
Conseco Finance, Series 2002-C, Class MF2
6.98%	06/15/32	[3]	1,671	1,673
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	1,060,000	1,156,026
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[3]	481,574	534,651
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[3,4]	700,000	645,820
Countrywide Alternative Loan Trust, Series 2005-27, Class 2A1
1.59%	08/25/35	[3]	378,121	202,270
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.34%	08/25/35	[3]	34,451	16,910
Countrywide Alternative Loan Trust, Series 2005-72, Class A1
0.50%	01/25/36	[3]	743,258	471,648
Countrywide Alternative Loan Trust, Series 2006-OA16, Class A2
0.42%	10/25/46	[3]	2,180,826	1,210,491
Countrywide Alternative Loan Trust, Series 2006-OC3, Class 2A3
0.52%	04/25/36	[3]	5,487,285	1,325,772
Countrywide Asset-Backed Certificates, Series 2004-AB1, Class 2A3
1.28%	02/25/35	[3]	351,911	342,663
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-14, Class 4A1
5.02%	08/25/34	[3]	423,127	404,026
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,604,917	1,347,011
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
5.70%	12/25/36		1,324,323	842,962

See accompanying notes to Schedule of Portfolio Investments.

36 / Semi-Annual Report September 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.30%	04/25/37	[3]	$322,668	$228,882
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2, Class A1
1.01%	04/25/47	[3]	1,038,709	638,615
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class M1
0.46%	12/25/37	[3]	1,475,650	50,063
Green Tree Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		638,230	644,483
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		14	13
Green Tree Home Improvement Loan Trust, Series 1997-E, Class HEB1
7.53%	01/15/29		328,221	321,533
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[3,4]	900,000	1,008,006
Greenpoint Manufactured Housing, Series 1999-5, Class A5
7.82%	12/15/29	[3]	875,000	957,983
GSAMP Trust, Series 2006-HE6, Class A4
0.48%	08/25/36	[3]	2,200,000	778,932
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
2.28%	08/25/34	[3]	1,469,000	1,253,888
HSBC Home Equity Loan Trust, Series 2006-4, Class A3V
0.38%	03/20/36	[3]	1,479,743	1,411,514
HSBC Home Equity Loan Trust, Series 2007-2, Class A2F (STEP)
5.69%	07/20/36		1,450,075	1,443,356
HSBC Home Equity Loan Trust, Series 2007-2, Class M1
0.54%	07/20/36	[3]	1,110,000	749,535
Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
3.06%	10/25/34	[3]	151,906	138,869
Indymac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.64%	11/25/34	[3]	52,960	33,902
Indymac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
3.24%	06/25/37	[3]	2,454,945	1,255,097
Indymac Index Mortgage Loan Trust, Series 2007-AR5, Class 1A1
4.94%	05/25/37	[3]	18,185	8,379
Indymac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		556,649	554,529

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		$148,184	$147,621
Lake Country Mortgage Loan Trust, Series 2006-HE1, Class M5
2.24%	07/25/34	[4]	700,000	301,000
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	09/15/18		507,948	530,942
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	05/15/22		291,864	307,461
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	08/15/28	[3]	919,798	997,253
Lehman XS Trust, Series 2007-12N, Class 1A3A
0.44%	07/25/47	[3]	4,500,000	1,443,427
Lehman XS Trust, Series 2007-14H, Class A12
0.74%	07/25/47	[3]	6,941,794	865,402
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.82%	01/25/34	[3]	1,850	1,483
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		5,114	5,281
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.76%	10/25/32	[3]	3,344	2,822
MASTR Seasoned Securities Trust, Series 2004-2, Class A2
6.50%	08/25/32		95,431	99,179
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
2.70%	10/25/32	[3]	7,570	6,866
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.42%	06/25/37	[3]	811,700	362,923
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.48%	06/25/37	[3]	1,500,000	644,759
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38		1,269,134	1,281,205
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		640,801	674,683
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		823,887	826,066
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		686,572	688,585
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		1,013,099	1,026,634

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 37

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley ABS Capital I, Series 2004-NC7, Class M2
0.86%	07/25/34	[3]	$2,000,000	$1,801,004
Morgan Stanley ABS Capital I, Series 2005-HE3, Class M3
0.76%	07/25/35	[3]	1,903,000	1,369,363
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
0.52%	09/25/36	[3]	2,450,000	1,439,565
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		22,676	22,728
Option One Mortgage Loan Trust, Series 2007-6, Class 2A4
0.48%	07/25/37	[3]	2,159,800	733,135
Origen Manufactured Housing, Series 2004-A, Class M2
6.64%	01/15/35	[3]	647,496	656,033
Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1
5.25%	09/25/33		5,882	5,870
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	1,155
Residential Asset Mortgage Products, Inc., Series 2003-RS1, Class AI5 (STEP)
5.69%	03/25/33		15,836	8,416
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A41
8.00%	04/25/31		55,607	58,981
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
2.66%	12/25/34	[3]	98,996	88,191
Residential Funding Mortgage Securities II, Inc., Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		511,692	480,705
Residential Funding Mortgage Securities II, Inc., Series 2003-HS2, Class AI4 (STEP)
3.87%	07/25/33		17,066	16,224
Resmae Mortgage Loan Trust, Series 2006-1, Class A1B
0.50%	02/25/36	[3,4]	8,563	84
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.50%	02/25/36	[3]	80,104	40,194
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.38%	12/25/36	[3]	1,680,000	1,395,615
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 3A1
5.78%	06/25/37	[3]	1,648,926	1,205,317

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc., Series 2005-AR3, Class 1A1
0.50%	08/25/35	[3]	$1,148,948	$683,203
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A2
1.72%	02/25/36	[3]	1,416,667	893,978
Terwin Mortgage Trust, Series 2005-9HGS, Class A1
4.00%	08/25/35	[3,4]	9,460	9,206
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[3]	3,657	1,524
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.90%	04/15/30		118,429	119,988
Vanderbilt Mortgage Finance, Series 2000-C, Class ARM
0.57%	10/07/30	[3]	694,227	641,194
Vanderbilt Mortgage Finance, Series 2001-A, Class M1
7.74%	04/07/31	[3]	725,703	772,190
WaMu Mortgage Pass Through Certificates, Series 2002-AR18, Class A
2.59%	01/25/33	[3]	22,293	20,616
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.94%	01/25/47	[3]	2,217,578	993,080
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
1.01%	04/25/47	[3]	766,228	418,002
Wells Fargo Home Equity Trust, Series 2006-1, Class A3
0.38%	05/25/36	[3]	253,007	247,082

				49,055,283

U.S. Agency Mortgage-Backed — 26.51%
Fannie Mae (TBA)
3.00%	10/25/26		7,015,000	7,224,354
4.00%	10/25/41		9,855,000	10,329,272
Fannie Mae Pool 253974
7.00%	08/01/31		19,761	22,464
Fannie Mae Pool 254232
6.50%	03/01/22		31,047	34,247
Fannie Mae Pool 527247
7.00%	09/01/26		123	140
Fannie Mae Pool 545191
7.00%	09/01/31		10,193	11,587
Fannie Mae Pool 545646
7.00%	09/01/26		86	98

See accompanying notes to Schedule of Portfolio Investments.

38 / Semi-Annual Report September 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 549740
6.50%	10/01/27		$31,137	$34,415
Fannie Mae Pool 555177
2.39%	01/01/33	[3]	32,310	33,625
Fannie Mae Pool 555284
7.50%	10/01/17		1,612	1,754
Fannie Mae Pool 606108
7.00%	03/01/31		1,733	1,989
Fannie Mae Pool 630599
7.00%	05/01/32		17,033	19,624
Fannie Mae Pool 655928
7.00%	08/01/32		10,655	12,288
Fannie Mae Pool 735207
7.00%	04/01/34		8,434	9,626
Fannie Mae Pool 735646
4.50%	07/01/20		18,979	20,342
Fannie Mae Pool 735686
6.50%	12/01/22		167,846	185,146
Fannie Mae Pool 735861
6.50%	09/01/33		261,297	296,028
Fannie Mae Pool 764388
5.02%	03/01/34	[3]	212,945	229,071
Fannie Mae Pool 770869
2.33%	04/01/34	[3]	402,138	422,817
Fannie Mae Pool 776708
5.00%	05/01/34		701,215	767,706
Fannie Mae Pool 817611
5.28%	11/01/35	[3]	125,673	135,010
Fannie Mae Pool 844773
5.19%	12/01/35	[3]	9,033	9,711
Fannie Mae Pool 889117
5.00%	10/01/35		2,280,421	2,460,003
Fannie Mae Pool 889125
5.00%	12/01/21		857,158	926,233
Fannie Mae Pool 889184
5.50%	09/01/36		900,871	984,821
Fannie Mae Pool 890221
5.50%	12/01/33		1,447,601	1,578,733
Fannie Mae Pool 895606
5.71%	06/01/36	[3]	305,436	332,257
Fannie Mae Pool 918445
5.81%	05/01/37	[3]	30,273	32,931
Fannie Mae Pool 939419
5.62%	05/01/37	[3]	474,123	510,616
Fannie Mae Pool AD0249
5.50%	04/01/37		2,660,711	2,901,734
Fannie Mae Pool AD0791
4.76%	02/01/20		993,410	1,117,939

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0600
3.97%	11/01/20		$1,047,837	$1,131,558
Fannie Mae Pool AE0605
4.67%	07/01/20		999,841	1,121,755
Fannie Mae Pool AH3428
3.50%	01/01/26		3,164,478	3,334,198
Fannie Mae Pool AL0209
4.50%	05/01/41		1,213,835	1,307,386
Fannie Mae Whole Loan, Series 2003-W6, Class 5T (IO)
0.55%	09/25/42	[3]	32,593,149	468,905
Fannie Mae, Series 1989-25, Class G
6.00%	06/25/19		3,089	3,381
Fannie Mae, Series 1992-116, Class B
6.50%	06/25/22		494	539
Fannie Mae, Series 1993-225, Class SG
26.46%	12/25/13	[3]	56,235	66,853
Fannie Mae, Series 1993-80, Class S
10.57%	05/25/23	[3]	20,368	23,256
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		483,720	568,497
Fannie Mae, Series 2003-27, Class SG (IO)
7.42%	04/25/17	[3]	3,029,087	121,336
Fannie Mae, Series 2007-64, Class FA
0.70%	07/25/37	[3]	847,266	842,897
Fannie Mae, Series 2008-50, Class SA (IO)
5.82%	11/25/36	[3]	7,807,567	1,168,398
Freddie Mac Gold Pool A25162
5.50%	05/01/34		939,456	1,021,842
Freddie Mac Gold Pool A33262
5.50%	02/01/35		137,455	152,283
Freddie Mac Gold Pool A68781
5.50%	10/01/37		34,691	37,994
Freddie Mac Gold Pool A94843
4.00%	11/01/40		2,463,745	2,595,915
Freddie Mac Gold Pool C90504
6.50%	12/01/21		3,989	4,413
Freddie Mac Gold Pool E01279
5.50%	01/01/18		5,576	6,019
Freddie Mac Gold Pool E90474
6.00%	07/01/17		11,058	12,037
Freddie Mac Gold Pool G01548
7.50%	07/01/32		792,144	939,859
Freddie Mac Gold Pool G01601
4.00%	09/01/33		22,160	23,432
Freddie Mac Gold Pool G01611
4.00%	09/01/33		8,400	8,882
Freddie Mac Gold Pool G01644
5.50%	02/01/34		744,097	810,880

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 39

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G01673
5.50%	04/01/34		$65,063	$72,082
Freddie Mac Gold Pool G02366
6.50%	10/01/36		546,335	606,155
Freddie Mac Gold Pool G03640
5.50%	12/01/37		822,116	906,691
Freddie Mac Gold Pool G06242
4.50%	09/01/40		2,543,970	2,733,183
Freddie Mac Gold Pool G06354
4.00%	04/01/41		1,260,758	1,321,825
Freddie Mac Gold Pool G06499
4.00%	03/01/41		1,754,060	1,846,240
Freddie Mac Gold Pool G11707
6.00%	03/01/20		9,507	10,348
Freddie Mac Gold Pool G12393
5.50%	10/01/21		751,935	815,908
Freddie Mac Gold Pool G12909
6.00%	11/01/22		745,442	805,485
Freddie Mac Gold Pool G13032
6.00%	09/01/22		590,962	637,823
Freddie Mac Gold Pool J06246
5.50%	10/01/21		435,679	472,761
Freddie Mac Gold Pool J13884
3.50%	12/01/25		2,598,194	2,711,837
Freddie Mac Non Gold Pool 1B3413
5.93%	05/01/37	[3]	598,761	645,571
Freddie Mac Non Gold Pool 1J0045
5.09%	01/01/36	[3]	14,523	15,515
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[3]	14,590	17,921
Freddie Mac, Series 1688, Class W
7.25%	03/15/14		2,906	3,058
Freddie Mac, Series 2174, Class PN
6.00%	07/15/29		185,185	201,006
Freddie Mac, Series 2561, Class BX (IO)
5.00%	05/15/17		29,238	432
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		55,000	59,528
Freddie Mac, Series R001, Class AE
4.38%	04/15/15		118,024	118,566
Ginnie Mae I (TBA)
4.00%	10/15/40		1,230,000	1,315,716
Ginnie Mae I Pool 782810
4.50%	11/15/39		2,655,868	2,905,893
Ginnie Mae II Pool 80968
2.62%	07/20/34	[3]	69,530	71,596
Government National Mortgage Association, Series 2003-28, Class LI (IO)
5.50%	02/20/32		33,236	1,178

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Government National Mortgage Association, Series 2004-8, Class SE
13.83%	11/26/23	[3]	$134,147	$166,161
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.59%	11/06/17	[3]	1,855,237	1,855,812
NCUA Guaranteed Notes, Series 2010-R2, Class 2A
0.69%	11/05/20	[3]	1,123,877	1,127,035
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.75%	03/09/21	[3]	1,378,757	1,382,204
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.62%	02/06/20	[3]	1,294,501	1,296,935

				70,543,561

Total Mortgage-Backed (Cost $143,177,125)				147,721,824

MUNICIPAL BONDS — 1.07%*
California — 0.46%
State of California, Taxable, Various Purpose
6.20%	10/01/19		866,000	987,561
State of California, Taxable, Various Purpose, Series 3
5.95%	04/01/16		225,000	253,789

				1,241,350

Illinois — 0.61%
State of Illinois, Taxable Bonds
4.07%	01/01/14		800,000	825,408
5.66%	03/01/18		525,000	565,645
5.88%	03/01/19		210,000	224,349

				1,615,402

Total Municipal Bonds (Cost $2,653,312)				2,856,752

U.S. AGENCY SECURITIES — 5.37%
U.S. Agency Securities — 5.37%
Fannie Mae
0.36%	06/23/14	[3]	2,225,000	2,227,781
0.55%	09/06/13		2,535,000	2,535,944
0.60%	09/12/13		5,125,000	5,129,985
Freddie Mac
0.22%	10/12/12	[3]	4,390,000	4,389,658

				14,283,368

Total U.S. Agency Securities (Cost $14,273,144)				14,283,368

See accompanying notes to Schedule of Portfolio Investments.

40 / Semi-Annual Report September 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 8.58%
U.S. Treasury Notes — 8.58%
U.S. Treasury Notes
2.12%	08/15/21		$14,470,000	$14,725,486
U.S. Treasury Notes - Treasury Inflation Indexed Notes
3.00%	07/15/12		6,280,000	8,116,059

Total U.S. Treasury Securities (Cost $22,537,074)				22,841,545

Total Bonds – 100.50% (Cost $259,807,107)				267,413,335

SHORT-TERM INVESTMENTS — 5.33%
Commercial Paper — 1.77%
National Australia Funding Corp.
0.23%[6]	11/01/11	[4]	2,355,000	2,354,708
UBS Finance Corp.
0.25%[6]	11/07/11		2,355,000	2,354,481

				4,709,189

Money Market Fund — 2.45%
BlackRock Liquidity Funds TempFund Portfolio
0.09%[7]			25,000	25,000
Dreyfus Cash Advantage Fund
0.09%[7]			2,456,000	2,456,000
DWS Money Market Series-Institutional
0.06%[7]			180,000	180,000
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio
0.07%[7]			2,595,000	2,595,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[7,8]			1,268,000	1,268,000

				6,524,000

U.S. Agency Discount Notes — 1.07%
Fannie Mae
0.08%[6]	12/19/11		875,000	874,982
0.08%[6]	12/19/11		1,980,000	1,979,958

				2,854,940

U.S. Treasury Bills — 0.04%
U.S. Treasury Bills
0.01%[6]	11/10/11	[9]	45,000	45,000
0.01%[6]	11/10/11	[9]	15,000	15,000
0.01%[6]	11/10/11	[9]	32,000	32,000

				92,000

Total Short-Term Investments (Cost $14,179,511)				14,180,129

Value
Total Investments – 105.83% (Cost $273,986,618)[1]	$281,593,464

Liabilities in Excess of Other Assets – (5.83)%	(15,517,500)

Net Assets – 100.00%	$266,075,964

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
17	U.S. Treasury Ten Year Note, Expiration December 2011	$12,980

	Net unrealized appreciation	$12,980

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
2	Euro Dollar Ninety Day, Expiration December 2011	$(14,180)
2	Euro Dollar Ninety Day, Expiration March 2012	(14,930)
2	Euro Dollar Ninety Day, Expiration June 2012	(15,955)

	Net unrealized depreciation	$(45,065)

Expiration Date	Premiums Paid	Notional Amount (000’s) [b]	Appreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	$5,780	$135	$9,366	$15,146
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	5,780	135	9,366	15,146
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.
09/20/16	269	125	8,656	8,925

	$11,829	$395	$27,388	$39,217

Expiration Date	Premiums Paid	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	$17,728	$215	$34,176	$51,904

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 41

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Expiration Date	Premiums Paid	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES (continued)
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	$23,123	$250	$37,230	$60,353
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	928,816	1,605	(541,348)	387,468

	$969,667	$2,070	$(469,942)	$499,725

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s) [b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays Capital, Inc.
09/20/16	A+	$(123,697)	$2,220	$(38,376)	$(162,073)

		$(123,697)	$2,220	$(38,376)	$(162,073)

Expiration Date	Premiums (Received)	Notional Amount (000’s) [b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	$(1,296,666)	$2,234	$(151,184)	$(1,447,850)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	(89,007)	146	(5,418)	(94,425)

	$(1,385,673)	$2,380	$(156,602)	$(1,542,275)

Expiration Date	Premiums (Received)	Notional Amount (000’s) [b]	Appreciation	Value[c]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $13,685 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(13,685)	$1,190	$7,973	$(5,712)

	$(13,685)	$1,190	$7,973	$(5,712)

a	Using Standard & Poor’s rating of the issuer.
b

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

c

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $274,168,783 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$11,375,554
Gross unrealized depreciation	(3,950,873)

Net unrealized appreciation	$7,424,681

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at September 30, 2011.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2011, was $30,343,413, representing 11.40% of total net assets.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/22/07	HCA, Inc., Term Loan B3, 3.62%, 05/01/18	$452,007	$428,892	0.16%

[6]	Represents annualized yield at date of purchase.
[7]	Represents the current yield as of September 30, 2011.
[8]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,268,000.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $91,999.
†

Fair valued security. The aggregate value of fair valued securities is $580,996, which is 0.22% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

See accompanying notes to Schedule of Portfolio Investments.

42 / Semi-Annual Report September 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

(AGM):	Assurance Guaranty Municipal Corp. (formerly known as FSA
(Financial	Security Assurance, Inc.))
(BKNT):	Banker’s Note, Inc.
(IO):	Interest only
(LIBOR):	London InterBank Offer Rate
(MTN):	Medium-term note
(PIK):	Payment in kind
(STEP):	Step coupon bond
(TBA):	To be announced
(WI):	When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 43

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS — 102.69%
ASSET-BACKED SECURITIES — 5.61%**
Aerco Ltd., Series 2A, Class A3 (United Kingdom)
0.69%	07/15/25	[2,3,4]	$82,548,393	$61,911,295
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.49%	06/14/37	[3,4]	49,234,874	43,572,864
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.53%	11/14/33	[2,3,4]	53,786,172	47,331,831
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.60%	01/25/35	[3,4]	6,233,030	4,886,970
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.54%	04/25/35	[3,4]	6,578,596	5,210,261
Bayview Commercial Asset Trust, Series 2005-2A, Class A1
0.54%	08/25/35	[3,4]	14,943,005	11,551,152
Bayview Commercial Asset Trust, Series 2006-3A, Class A1
0.48%	10/25/36	[3,4]	6,765,878	4,936,151
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.46%	12/25/36	[3,4]	311,982	225,215
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.46%	03/25/37	[3,4]	3,595,298	2,581,813
Bayview Commercial Asset Trust, Series 2007-2A, Class A1
0.50%	07/25/37	[3,4]	19,304,228	13,398,428
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.48%	07/25/37	[3,4]	3,377,221	2,469,948
Brazos Higher Education Authority, Inc. 2005-1 1A4
0.46%	03/26/29	[3]	10,000,000	9,276,000
Brazos Higher Education Authority, Series 2011-2, Class A3
1.25%	10/27/36	[3]	24,400,000	22,211,083
CIT Education Loan Trust, Series 2007-1, Class A
0.45%	03/25/42	[3,4]	24,730,774	22,640,353
CIT Education Loan Trust, Series 2007-1, Class B
0.66%	06/25/42	[3,4]	25,000,000	18,511,123
College Loan Corp. Trust, Series 2005-2, Class B
0.74%	01/15/37	[3]	7,500,000	5,699,347
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
5.85%	01/25/37		10,293,948	3,855,830

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
5.85%	01/25/37		$19,246,741	$7,526,790
Discover Card Master Trust, Series 2009-A2, Class A
1.53%	02/17/15	[3]	7,275,000	7,332,115
GE Business Loan Trust, Series 2004-1, Class A
0.52%	05/15/32	[3,4]	31,124,616	29,061,263
GE Business Loan Trust, Series 2005-1A, Class A3
0.48%	06/15/33	[3,4]	17,589,281	14,869,342
GE Business Loan Trust, Series 2005-2A, Class A
0.47%	11/15/33	[3,4]	41,184,963	34,665,671
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.53%	04/17/19	[2,3,4]	11,599,168	11,286,883
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.48%	11/17/20	[2,3,4]	38,393,751	36,881,571
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.47%	12/19/32	[2,3,4]	45,361,157	40,038,309
Goal Capital Funding Trust, Series 2005-2, Class B
0.84%	11/25/44	[3]	20,000,000	16,419,394
Green Tree Recreational Equipment & Consumer Trust, Series 1996-D, Class CTFS
7.24%	12/15/22		55,363	36,918
GSC Partners Gemini Fund Ltd., Series 1A, Class A (Cayman Islands)
0.90%	10/10/14	[2,3,4]	1,540,463	1,505,803
Lease Investment Flight Trust, Series 1, Class A1
0.62%	07/15/31	[3]	23,260,000	15,235,300
Lease Investment Flight Trust, Series 1, Class A2
0.66%	07/15/31	[3]	67,270,000	43,767,207
Lehman Brothers Small Balance Commercial, Series 2007-1A, Class 2A3
5.62%	03/25/37	[3,4]	15,000,000	11,892,117
North Carolina State Education Authority 2011-1 A3
1.15%	10/25/41	[3]	27,000,000	24,774,930
Northstar Education Finance, Inc., Student Loan Asset Backed Notes, Series 2007-1
1.00%	01/29/46	[3]	33,775,000	31,995,530
PAMCO CLO, Series 1998-1A, Class B2 (Cayman Islands)
1.60%	12/31/11	2,3,4,5,†	887,964	17,759

See accompanying notes to Schedule of Portfolio Investments.

44 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
1.21%	10/01/37	[3]	$16,665,000	$15,862,045
SLC Student Loan Trust, Series 2008-1, Class A4A
1.95%	12/15/32	[3]	17,375,000	17,948,114
South Carolina Student Loan Corp., Series A2
0.37%	12/01/22	[3]	29,000,000	26,851,970
TAL Advantage LLC 2006-1 NOTE
0.42%	04/20/21	[3,4]	33,240,625	30,280,318
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[4]	10,318,667	9,807,370
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[4]	14,000,000	14,022,805
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[4]	11,358,333	11,558,439
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.48%	05/15/20	[2,3,4]	2,841,667	2,644,881
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[2,4]	23,824,125	23,998,034
Trinity Rail Leasing LP, Series 2006-1A, Class A1
5.90%	05/14/36	[4]	7,348,445	8,000,391
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
8.00%	07/06/14	4,5,†	29,875,000	29,874,842
Triton Container Finance LLC, Series 2006-1A NOTE
0.40%	11/26/21	[3,4]	31,261,435	28,517,347
Triton Container Finance LLC, Series 2007-1A NOTE
0.37%	02/26/19	[3,4]	18,487,155	17,206,411
US Education Loan Trust LLC, Series 2006-2A, Class A1
0.51%	03/01/31	[3,4]	51,025,000	45,505,161

Total Asset-Backed Securities (Cost $887,104,274)				889,654,694

CORPORATES — 25.06%*
Banking — 5.49%
Abbey National Treasury Services Plc/London (United Kingdom)
2.88%	04/25/14	[2]	740,000	696,656
3.88%	11/10/14	[2,4]	23,210,000	22,302,721
Abbey National Treasury Services Plc/Stamford CT (YCD) (United Kingdom)
1.55%	04/25/13	[2,3]	13,950,000	14,115,593
Ally Financial, Inc.
2.53%	12/01/14	[3]	9,009,000	8,558,550
BAC Capital Trust XV
1.13%	06/01/56	[3]	17,450,000	10,113,124

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Bank of America Corp.
1.80%	07/11/14	[3]	$5,485,000	$4,891,204
5.62%	07/01/20		48,635,000	44,871,089
5.75%	12/01/17		1,145,000	1,075,210
5.88%	01/05/21		25,000,000	23,670,575
6.00%	09/01/17		300,000	288,983
6.50%	08/01/16		4,820,000	4,791,369
Bank of America N.A. (BKNT)
0.65%	06/15/17	[3]	30,420,000	22,408,923
6.10%	06/15/17		52,493,000	48,939,381
Bank One Corp. (STEP)
8.53%	03/01/19		1,700,000	2,050,245
BankAmerica Capital II, Series 2
8.00%	12/15/26		800,000	748,000
BankAmerica Capital III
0.82%	01/15/27	[3]	11,097,000	6,930,889
BankAmerica Institutional Capital A
8.07%	12/31/26	[4]	350,000	323,750
Barclays Bank Plc (United Kingdom)
5.20%	07/10/14	[2]	12,079,000	12,360,851
Capital One Financial Corp.
7.38%	05/23/14		3,710,000	4,146,541
Chase Capital VI
0.88%	08/01/28	[3]	8,640,000	6,807,478
City National Corp./CA
5.12%	02/15/13		6,200,000	6,356,724
Commonwealth Bank of Australia (Australia)
1.08%	03/17/14	[2,3,4]	14,785,000	14,802,736
2.12%	03/17/14	[2,4]	28,275,000	28,419,816
Credit Suisse AG/Guernsey, Series 1 (Switzerland)
0.98%	05/29/49	[2,3]	61,409,000	40,156,573
Credit Suisse USA, Inc.
5.12%	08/15/15		15,000	15,838
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[2]	14,868,000	15,372,442
Credit Suisse/New York (Switzerland)
5.30%	08/13/19	[2]	630,000	635,986
5.50%	05/01/14	[2]	11,790,000	12,471,226
6.00%	02/15/18	[2]	36,759,000	37,351,151
Deutsche Bank AG/London, Series G (MTN) (Germany)
4.88%	05/20/13	[2]	14,320,000	14,804,789
Discover Bank/Greenwood DE (BKNT)
8.70%	11/18/19		15,510,000	17,747,286
First Chicago NBD Institutional Capital I
0.80%	02/01/27	[3]	5,355,000	4,251,953
Fleet Capital Trust II
7.92%	12/11/26		770,000	698,775

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 45

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[2,3,4]	$5,823,000	$3,552,030
HBOS Plc, Series G (MTN) (United Kingdom)
6.75%	05/21/18	[2,4]	29,473,000	25,705,838
HSBC Bank Plc (United Kingdom)
1.05%	01/17/14	[2,3,4]	29,100,000	29,101,912
3.10%	05/24/16	[2,4]	28,270,000	28,196,284
HSBC Holdings Plc (United Kingdom)
5.10%	04/05/21	[2]	23,395,000	24,321,528
JPMorgan Chase & Co.
4.25%	10/15/20		9,525,000	9,504,684
4.62%	05/10/21		36,300,000	37,241,869
6.30%	04/23/19		170,000	192,268
JPMorgan Chase & Co., Series C (MTN)
0.00%	07/23/13	[3]	2,500,000	2,475,750
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		5,040,000	5,335,536
6.00%	07/05/17		13,000	14,030
6.00%	10/01/17		37,477,000	39,449,227
Lloyds TSB Bank Plc (United Kingdom)
6.38%	01/21/21	[2]	52,464,000	51,703,901
M&T Capital Trust III
9.25%	02/01/27		10,200,000	10,296,472
National Australia Bank Ltd. (Australia)
5.35%	06/12/13	[2,4]	20,425,000	21,609,244
National Capital Trust II
5.49%	12/29/49	[3,4]	2,717,000	2,394,669
Nationsbank Cap Trust III
0.80%	01/15/27	[3]	8,684,000	5,383,481
NB Capital Trust IV
8.25%	04/15/27		3,549,000	3,318,315
Royal Bank of Scotland Plc (United Kingdom)
3.95%	09/21/15	[2]	10,970,000	10,330,956
Royal Bank of Scotland Plc (United Kingdom)
3.25%	01/11/14	[2]	32,400,000	31,431,240
Royal Bank of Scotland Plc, Series 1 (United Kingdom)
2.72%	08/23/13	[2,3]	10,830,000	10,799,394
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[2,4]	23,240,000	24,573,000
Union Bank NA (BKNT)
3.00%	06/06/16		15,875,000	15,839,768
Wachovia Corp.
0.59%	10/28/15	[3]	13,165,000	11,964,881
Wachovia Corp. (MTN)
5.50%	05/01/13		35,000	37,207

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Westpac Banking Corp. (Australia)
1.10%	03/31/14	[2,3,4]	$32,750,000	$32,790,462
4.88%	11/19/19	[2]	225,000	234,342

				870,974,715

Communications — 1.72%
AT&T, Inc. (PIK)
5.55%	08/15/41		24,530,000	26,488,534
CCH II LLC/CCH II Capital Corp.
13.50%	11/30/16		7,520,000	8,619,800
Cincinnati Bell, Inc.
8.25%	10/15/17		1,000,000	975,000
Comcast Cable Communications Holdings, Inc.
9.46%	11/15/22		250,000	361,405
CSC Holdings LLC
8.50%	04/15/14		36,377,000	39,423,574
8.50%	06/15/15		19,986,000	21,135,195
Intelsat Jackson Holdings SA (PIK) (Luxembourg)
9.50%	06/15/16	[2]	36,228,000	36,816,705
iPCS, Inc.
2.38%	05/01/13	[3]	6,255,000	5,723,325
Nextel Communications, Inc., Series C
5.95%	03/15/14		37,620,000	35,362,800
Nextel Communications, Inc., Series E
6.88%	10/31/13		34,231,000	33,460,803
Qwest Communications International, Inc.
8.00%	10/01/15		10,953,000	11,555,415
Qwest Communications International, Inc., Series B
7.50%	02/15/14		7,000,000	7,017,500
Qwest Corp.
6.75%	12/01/21		35,120,000	34,331,946
Telecom Italia Capital SA (Luxembourg)
7.72%	06/04/38	[2]	125,000	119,507
Verizon Communications, Inc.
1.95%	03/28/14		9,646,000	9,881,491
Windstream Corp.
8.62%	08/01/16		1,565,000	1,631,513

				272,904,513

Consumer Discretionary — 0.00%
Altria Group, Inc.
10.20%	02/06/39		75,000	109,325

Electric — 2.40%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[4]	77,817,000	80,151,510

See accompanying notes to Schedule of Portfolio Investments.

46 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Cedar Brakes I LLC
8.50%	02/15/14	[4]	$3,779,798	$4,000,204
Cedar Brakes II LLC
9.88%	09/01/13	[4]	3,843,451	4,055,692
Cleco Power LLC
6.65%	06/15/18		17,795,000	21,109,888
Coso Geothermal Power Holdings
7.00%	07/15/26	[4]	27,883,568	20,470,359
Dynegy Roseton/Danskammer Pass Through Trust Series B, Series B
7.67%	11/08/16		54,205,000	29,812,750
Entergy Gulf States Louisiana LLC (WI)
6.00%	05/01/18		17,500,000	20,211,503
Entergy Louisiana LLC
4.80%	05/01/21		500,000	541,752
FirstEnergy Corp., Series C
7.38%	11/15/31		120,000	145,816
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[4]	279,852	273,340
FPL Energy Wind Funding LLC
6.88%	06/27/17	[4]	1,173,000	1,032,240
GenOn REMA LLC, Series B
9.24%	07/02/17		16,392,565	16,802,379
GenOn REMA LLC, Series C
9.68%	07/02/26		1,325,000	1,351,500
Kansas City Power & Light Co.
6.38%	03/01/18		4,290,000	5,058,656
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		27,754,000	29,854,173
Mirant Mid Atlantic Pass Through Trust A, Series A
8.62%	06/30/12		3,002,513	3,013,772
Mirant Mid Atlantic Pass Through Trust B, Series B
9.12%	06/30/17		25,401,515	25,909,545
Mirant Mid Atlantic Pass Through Trust C, Series C
10.06%	12/30/28		5,202,732	5,462,869
Nevada Power Co.
5.45%	05/15/41		600,000	740,416
NextEra Energy Capital Holdings, Inc.
4.50%	06/01/21		500,000	530,369
5.35%	06/15/13		955,000	1,021,210
Nisource Finance Corp.
6.12%	03/01/22		400,000	450,798
NRG Energy, Inc.
7.38%	01/15/17		18,653,000	19,329,171
7.62%	01/15/18	[4]	15,060,000	14,081,100
7.62%	05/15/19	[4]	4,595,000	4,342,275

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
PNM Resources, Inc.
9.25%	05/15/15		$4,280,000	$4,750,800
Public Service Co. Of New Hampshire
4.05%	06/01/21		1,250,000	1,331,937
6.00%	05/01/18		5,000,000	5,936,780
Public Service Co. of New Mexico
7.95%	05/15/18		41,137,000	47,262,916
PVNGS II Funding Corp., Inc.
8.00%	12/30/15		1,529,000	1,682,348
Southwestern Electric Power Co.
6.45%	01/15/19		291,000	348,376
Texas-New Mexico Power Co.
9.50%	04/01/19	[4]	530,000	696,851
Virginia Electric and Power Co.
5.10%	11/30/12		9,295,000	9,740,602

				381,503,897

Energy — 2.10%
Allis-Chalmers Energy, Inc.
8.50%	03/01/17		1,000,000	985,000
Arch Coal, Inc.
7.00%	06/15/19	[4]	32,569,000	31,103,395
El Paso Pipeline Partners
4.10%	11/15/15		46,175,000	47,018,340
5.00%	10/01/21		9,825,000	9,788,156
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[2,6,7]	750,000	468,750
Panhandle Eastern Pipeline Co. LP
6.20%	11/01/17		2,250,000	2,616,669
8.12%	06/01/19		2,292,000	2,909,485
Petrobras International Finance Co. - Pifco (Cayman Islands)
6.88%	01/20/40	[2]	150,000	159,750
Sabine Pass LNG LP
7.25%	11/30/13		60,519,000	58,854,728
7.50%	11/30/16		32,763,000	30,797,220
7.50%	11/30/16	[4]	15,768,000	14,191,200
Southern Union Co.
7.20%	11/01/66	[3]	75,433,000	64,118,050
Tennessee Gas Pipeline Co.
8.00%	02/01/16		24,815,000	28,950,072
Valero Energy Corp.
7.50%	04/15/32		8,720,000	10,087,906
Williams Cos., Inc.
7.88%	09/01/21		21,337,000	25,340,440
8.75%	03/15/32		4,185,000	5,608,365

				332,997,526

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 47

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 8.43%
Alta Wind Holdings LLC
7.00%	06/30/35	[4]	$17,405,926	$19,242,884
Astoria Depositor Corp.
8.14%	05/01/21	[4]	14,575,000	12,971,750
BankBoston Capital Trust III
1.10%	06/15/27	[3]	16,705,000	10,612,670
Barnett Capital III
0.88%	02/01/27	[3]	3,260,000	2,046,025
Bear Stearns Cos. LLC
4.65%	07/02/18		4,330,000	4,528,721
7.25%	02/01/18		20,595,000	24,308,670
Cantor Fitzgerald LP
6.38%	06/26/15	[4]	15,325,000	15,072,360
Chase Capital II, Series B
0.75%	02/01/27	[3]	6,700,000	5,294,552
CIT Group, Inc.
5.25%	04/01/14	[4]	34,392,000	32,564,925
6.62%	04/01/18	[4]	17,150,000	16,624,781
7.00%	05/01/14		4,786,160	4,881,883
7.00%	05/01/15	[4]	10,738,000	10,670,887
7.00%	05/02/16	[4]	500,000	478,750
7.00%	05/02/17	[4]	4,230,000	4,103,100
Citigroup Capital III
7.62%	12/01/36		7,438,000	7,523,820
Citigroup Funding, Inc., Series 2
0.58%	04/30/12	[3]	30,870,000	30,940,939
Citigroup, Inc.
0.55%	11/05/14	[3]	14,309,000	13,204,860
0.86%	08/25/36	[3]	24,399,000	16,044,758
3.95%	06/15/16		3,625,000	3,600,796
4.59%	12/15/15		4,650,000	4,778,977
5.30%	10/17/12		50,000	51,253
5.30%	01/07/16		20,019,000	20,822,768
5.50%	08/27/12		100,000	102,638
5.85%	08/02/16		5,095,000	5,423,285
6.00%	08/15/17		37,838,000	40,204,653
6.12%	11/21/17		55,000	58,847
6.12%	05/15/18		2,850,000	3,061,088
6.38%	08/12/14		3,950,000	4,186,167
6.88%	03/05/38		6,881,000	7,494,572
8.12%	07/15/39		41,115,000	49,435,401
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	2,782,500
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		1,830,000	1,841,132
Discover Financial Services
10.25%	07/15/19		4,515,000	5,528,753
Dolphin Subsidiary II, Inc.
7.25%	10/15/21	[4]	8,700,000	8,765,250

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp.
4.62%	01/07/21		$20,325,000	$21,134,037
5.62%	05/01/18		185,000	201,226
General Electric Capital Corp. (MTN)
0.49%	06/20/14	[3]	1,250,000	1,198,555
0.54%	08/07/18	[3]	22,453,000	19,758,640
0.65%	05/05/26	[3]	19,760,000	15,878,879
4.38%	09/16/20		30,655,000	30,959,711
5.38%	10/20/16		3,700,000	4,067,228
General Electric Capital Corp., Series A (MTN)
6.75%	03/15/32		35,540,000	40,689,746
General Electric Capital Corp., Series E (MTN)
0.43%	03/20/14	[3]	30,100,000	29,537,642
General Electric Capital Corp., Series G (MTN)
6.15%	08/07/37		8,738,000	9,042,147
6.88%	01/10/39		48,740,000	56,125,767
Goldman Sachs Group, Inc.
0.45%	02/06/12	[3]	1,305,000	1,302,938
0.80%	03/22/16	[3]	6,255,000	5,370,055
1.02%	12/05/11	[3]	30,365,000	30,412,065
1.27%	02/07/14	[3]	1,624,000	1,544,769
3.62%	02/07/16		41,935,000	40,750,048
5.25%	07/27/21		17,775,000	17,468,139
5.75%	10/01/16		3,550,000	3,734,488
5.95%	01/18/18		100,000	103,088
6.00%	06/15/20		9,510,000	9,739,260
6.15%	04/01/18		31,176,000	32,349,995
6.25%	02/01/41		14,730,000	14,301,760
6.75%	10/01/37		500,000	440,753
7.50%	02/15/19		39,976,000	43,929,906
Goldman Sachs Group, Inc., Series B (MTN)
0.65%	07/22/15	[3]	2,035,000	1,818,850
International Lease Finance Corp.
6.50%	09/01/14	[4]	32,080,000	31,919,600
6.75%	09/01/16	[4]	41,450,000	41,760,875
7.12%	09/01/18	[4]	3,955,000	3,989,606
JPMorgan Chase & Co.
4.35%	08/15/21		37,540,000	37,770,554
JPMorgan Chase Capital XIII, Series M
1.32%	09/30/34	[3]	5,543,000	4,321,539
JPMorgan Chase Capital XXI, Series U
1.21%	02/02/37	[3]	22,860,000	16,475,397
JPMorgan Chase Capital XXIII
1.29%	05/15/47	[3]	48,189,000	32,619,230
JPMorgan Chase Capital XXVII, Series AA
7.00%	11/01/39		5,225,000	5,259,903

See accompanying notes to Schedule of Portfolio Investments.

48 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Macquarie Bank Ltd. (Australia)
6.62%	04/07/21	[2,4]	$800,000	$752,860
MBNA Capital A, Series A
8.28%	12/01/26		7,744,000	7,230,960
MBNA Capital B, Series B
1.05%	02/01/27	[3]	29,710,000	19,300,970
MBNA Corp.
6.12%	03/01/13		7,355,000	7,364,848
Merrill Lynch & Co., Inc. (MTN)
6.05%	08/15/12		125,000	126,174
8.68%	05/02/17	[3]	5,725,000	6,204,469
8.95%	05/18/17	[3]	5,800,000	6,329,250
9.57%	06/06/17	[3]	11,819,000	13,163,411
Morgan Stanley
0.70%	06/20/12	[3]	47,575,000	47,722,611
0.73%	10/15/15	[3]	1,615,000	1,365,164
3.80%	04/29/16		14,415,000	13,329,713
4.20%	11/20/14		8,585,000	8,401,968
5.50%	07/24/20		30,425,000	27,534,625
5.75%	01/25/21		6,700,000	6,175,243
6.00%	05/13/14		24,975,000	25,400,075
6.60%	04/01/12		715,000	732,796
7.30%	05/13/19		205,000	211,755
Morgan Stanley (MTN)
0.70%	10/18/16	[3]	15,310,000	11,918,988
5.62%	09/23/19		600,000	563,725
5.75%	10/18/16		6,800,000	6,715,530
5.95%	12/28/17		125,000	121,366
6.25%	08/28/17		8,000,000	7,896,862
6.62%	04/01/18		7,930,000	7,877,281
Morgan Stanley, Series G (MTN)
0.55%	01/09/14	[3]	2,970,000	2,693,950
5.45%	01/09/17		100,000	97,489
Pipeline Funding Co. LLC
7.50%	01/15/30	[4]	35,250,000	39,522,970
Power Receivable Finance LLC
6.29%	01/01/12	[4]	24,037	24,074
6.29%	01/01/12		33,155	33,190
Prudential Financial, Inc. (MTN)
5.62%	05/12/41		450,000	428,190
Prudential Holdings LLC
8.70%	12/18/23	[4]	22,375,000	28,292,136
Raymond James Financial, Inc.
8.60%	08/15/19		9,233,000	11,036,944
Reckson Operating Partnership LP
5.00%	08/15/18		5,250,000	5,192,363
Woodbourne Capital Trust I
2.71%	04/08/49	[3,4,5]	900,000	306,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Woodbourne Capital Trust II
2.71%	04/08/49	[3,4,5]	$925,000	$314,500
Woodbourne Capital Trust III
2.71%	04/08/49	[3,4,5]	1,525,000	518,500
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	6,475,000	5,762,750
ZFS Finance USA Trust IV
5.88%	05/09/32	[3,4]	21,972,000	21,010,725

				1,336,905,236

Food — 0.01%
JBS USA LLC/JBS USA Finance, Inc.
11.62%	05/01/14		500,000	540,000
Kraft Foods, Inc.
6.50%	02/09/40		100,000	122,680
Ralcorp Holdings, Inc.
4.95%	08/15/20		150,000	150,371

				813,051

Health Care — 0.69%
CHS/Community Health Systems, Inc.
8.88%	07/15/15		21,025,000	20,604,500
HCA, Inc.
6.50%	02/15/20		9,550,000	9,335,125
7.25%	09/15/20		27,740,000	28,156,100
HCA, Inc. (WI)
7.88%	02/15/20		35,101,000	36,505,040
8.50%	04/15/19		13,035,000	13,751,925
Universal Health Services, Inc.
6.75%	11/15/11		1,280,000	1,288,700
WellPoint, Inc.
5.88%	06/15/17		125,000	143,163
6.38%	06/15/37		50,000	61,005

				109,845,558

Industrials — 0.12%
General Electric Co.
5.25%	12/06/17		17,163,000	19,094,541

Insurance — 1.01%
Farmers Exchange Capital
7.05%	07/15/28	[4]	19,151,000	21,569,937
7.20%	07/15/48	[4]	18,265,000	21,375,597
Farmers Insurance Exchange
8.62%	05/01/24	[4]	18,595,000	23,357,776
MetLife Capital Trust X
9.25%	04/08/38	[4]	11,500,000	12,995,000
MetLife, Inc.
2.38%	02/06/14		10,775,000	10,968,357
7.72%	02/15/19		5,487,000	6,735,517

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 49

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[3,4]	$12,949,000	$12,721,590
6.60%	04/15/34	[4]	19,518,000	18,420,038
Pricoa Global Funding I
0.35%	01/30/12	[3,4]	15,690,000	15,665,006
5.45%	06/11/14	[4]	15,130,000	16,489,567

				160,298,385

Materials — 0.00%
ArcelorMittal (Luxembourg)
5.25%	08/05/20	[2]	140,000	125,297
Southern Copper Corp.
6.38%	07/27/15		100,000	108,079

				233,376

Real Estate Investment Trust (REIT) — 2.06%
Boston Properties LP
6.25%	01/15/13		26,000	27,374
BRE Properties, Inc.
5.50%	03/15/17		100,000	107,813
Camden Property Trust
4.62%	06/15/21		600,000	597,729
Duke Realty LP
5.40%	08/15/14		1,400,000	1,460,838
6.25%	05/15/13		75,000	78,346
ERP Operating LP
5.75%	06/15/17		100,000	111,834
HCP, Inc.
5.38%	02/01/21		19,730,000	19,868,022
5.62%	05/01/17		218,000	227,322
6.00%	01/30/17		16,320,000	17,202,684
6.45%	06/25/12		11,800,000	12,144,430
6.75%	02/01/41		150,000	160,625
7.07%	06/08/15		125,000	137,442
HCP, Inc. (MTN)
6.30%	09/15/16		27,719,000	29,688,629
6.70%	01/30/18		31,925,000	34,951,608
Health Care REIT, Inc.
4.70%	09/15/17		31,473,000	31,596,878
4.95%	01/15/21		5,975,000	5,811,499
5.25%	01/15/22		26,805,000	25,516,569
6.12%	04/15/20		4,385,000	4,580,703
6.50%	03/15/41		14,165,000	13,609,243
Healthcare Realty Trust, Inc.
5.75%	01/15/21		21,375,000	20,988,964
6.50%	01/17/17		220,000	237,941
Highwoods Realty LP
7.50%	04/15/18		6,810,000	7,911,381

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Kimco Realty Corp., Series C (MTN)
5.19%	10/01/13		$100,000	$104,194
Post Apartment Homes LP
4.75%	10/15/17		21,885,000	23,053,287
PPF Funding, Inc.
5.50%	01/15/14	[4]	195,000	196,462
Shurgard Storage Centers LLC
5.88%	03/15/13		624,000	660,422
Simon Property Group LP
6.12%	05/30/18		1,290,000	1,452,425
UDR, Inc.
6.05%	06/01/13		3,608,000	3,791,258
UDR, Inc. (MTN)
4.25%	06/01/18		5,500,000	5,564,133
5.00%	01/15/12		2,845,000	2,870,377
5.25%	01/15/15		200,000	213,166
UDR, Inc. (MTN) E
5.13%	01/15/14		7,075,000	7,445,752
Ventas Realty LP/Ventas Capital Corp.
4.75%	06/01/21		10,925,000	10,374,156
WEA Finance LLC
7.12%	04/15/18	[4]	38,063,000	43,537,259
Weingarten Realty Investors (MTN)
4.99%	09/03/13		18,000	18,962

				326,299,727

Services — 0.01%
Mobile Mini, Inc.
6.88%	05/01/15		750,000	738,750

Transportation — 1.02%
American Airlines 2011-2 Class A Pass Through Trust, Series A
8.62%	10/15/21		30,575,000	30,479,453
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		2,910,185	2,975,664
Continental Airlines Pass-Through Trust, Series 1999, Class C2
7.26%	03/15/20		11,365,965	11,593,285
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		4,630,913	4,709,059
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,432,620	2,274,500
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		7,781,921	8,200,199

See accompanying notes to Schedule of Portfolio Investments.

50 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		$23,335,046	$22,985,020
Delta Air Lines Pass-Through Trust, Series 2002, Class G2
6.42%	07/02/12		9,370,000	9,416,850
Delta Air Lines Pass-Through Trust, Series 2010-2, Class A
4.95%	05/23/19		492,839	489,759
Delta Air Lines Pass-Through Trust, Series 2011, Class A
5.30%	04/15/19		15,625,000	15,390,625
Delta Air Lines, Inc.
9.50%	09/15/14	[4]	3,547,000	3,644,543
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A-1
7.04%	04/01/22		3,023,161	3,202,661
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		15,455	16,653
UAL Pass-Through Trust, Series 2009-2A
9.75%	01/15/17		19,076,386	20,602,497
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		22,875,000	20,859,141
US Airways Pass-Through Trust, Series 2011-1, Class A
7.12%	10/22/23		5,850,000	5,524,594

				162,364,503

Total Corporates (Cost $3,930,531,739)				3,975,083,103

BANK LOANS — 0.49%*
Communications — 0.11%
Cengage Learning Acquisitions, Inc., Term Loan
2.49%	07/03/14	[3,8]	1,920,000	1,523,656
Dex Media West LLC, Term Loan
7.00%	10/24/14	[3,8]	1,619,328	1,109,240
Intelsat Jackson Holdings, Term Loan B
5.26%	04/02/18	[3,8]	15,960,000	15,404,720

				18,037,616

Electric — 0.01%
Texas Competitive Electric Holdings Co. LLC
4.75%	10/10/17	[3,8]	3,270,833	2,202,703

Finance — 0.00%
Kelson Holdings LLC 2nd Lien (PIK)
6.87%	03/08/14	[3,8]	207,260	200,524

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming — 0.22%
Caesars Entertainment Operating Co., Inc., Term Loan B1
3.25%	01/28/15	[3,8]	$2,000,000	$1,684,376
Caesars Entertainment Operating Co., Inc., Term Loan B2
3.25%	01/28/15	[3,8]	37,750,000	31,741,446
Caesars Entertainment Operating Co., Inc., Term Loan B3
3.25%	01/28/15	[3]	1,971,216	1,659,517

				35,085,339

Health Care — 0.13%
HCA, Inc., Term Loan B3
3.62%	05/01/18	[3,8]	20,950,678	19,742,746

Transportation — 0.02%
Delta Air Lines, Inc., Term Loan B
5.50%	04/20/17	[3,8]	3,491,250	3,211,950

Total Bank Loans (Cost $83,973,049)				78,480,878

MORTGAGE-BACKED — 58.30%**
Commercial Mortgage-Backed — 6.82%
Banc of America Large Loan, Inc., Series 2010-UB4, Class A4A
5.04%	12/20/41	3,4,†	11,000,000	11,705,482
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-2, Class A3
5.12%	07/11/43		709,404	714,865
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-PB2, Class A4
6.19%	06/11/35		8,111,381	8,133,067
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5
4.86%	07/10/43	[3]	855,000	920,779
Banc of America Re-Remic Trust, Series 2011-STRP, Class A7
1.90%	02/17/42	[4]	11,475,092	11,344,751
Banc of America Re-Remic Trust, Series 2011-STRP, Class A9
1.32%	07/17/39	[4]	8,300,000	8,202,560
Bayview Commercial Asset Trust, Series 2007-4A, Class A1
0.68%	09/25/37	[3,4]	17,805,561	10,899,309
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2
4.72%	11/11/35	[3]	24,572,640	24,993,717
Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4
5.19%	05/11/39	[3]	39,926,000	42,005,606
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4
4.68%	08/13/39	[3]	6,225,000	6,510,647

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 51

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.30%	10/12/42	[3]	$75,995,000	$83,292,412
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4
5.54%	09/11/41		3,165,000	3,485,887
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class A4
5.70%	04/12/38	[3]	775,000	864,141
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.89%	12/10/49	[3]	28,486,000	30,814,773
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4
5.89%	11/15/44	[3]	1,943,000	2,092,782
Commercial Mortgage Asset Trust, Series 1999-C1, Class A4
6.98%	01/17/32	[3]	29,939,596	30,950,827
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4
6.01%	12/10/49	[3]	16,515,000	17,892,640
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB3, Class 1A
2.62%	06/20/34	[3]	185,033	160,294
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2
5.18%	11/15/36		3,130,636	3,189,758
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3, Class A3
5.60%	07/15/35		16,920,564	17,194,398
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2, Class A4
4.80%	03/15/36		10,000,000	10,329,770
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A3
5.60%	02/15/39	[3]	245,788	253,916
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3
5.31%	12/15/39		27,537,500	28,919,538
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[4]	29,260,000	30,576,700
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		40,500,000	41,814,699
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3
5.35%	08/11/36		5,653,000	5,761,179

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class X
1.10%	05/15/35	[3,5]	$23,759,176	$743,341
GMAC Commercial Mortgage Securities, Inc., Series 2002-C1, Class A2
6.28%	11/15/39		925,085	923,617
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A3
5.71%	10/15/38		3,594,161	3,638,220
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A4
4.95%	01/11/35		34,988,865	35,705,241
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[3]	70,183,999	74,400,022
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
6.07%	07/10/38	[3]	55,314,554	59,762,370
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.44%	03/10/39		74,935,000	78,009,171
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A4
3.71%	08/10/44	[3]	105,085,000	104,840,888
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-LDP9, Class A3
5.34%	05/15/47		7,290,000	7,613,380
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3
6.46%	11/15/35		792,213	791,347
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2
5.05%	12/12/34		1,995,012	2,052,164
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB5, Class A2
5.16%	10/12/37		3,530,000	3,621,973
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2
4.77%	03/12/39		8,705,000	8,969,824
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4
4.90%	09/12/37		2,920,000	3,161,318
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.37%	12/15/44	[3]	1,005,000	1,101,071
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4
6.07%	04/15/45	[3]	33,110,000	36,517,466

See accompanying notes to Schedule of Portfolio Investments.

52 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4
5.44%	06/12/47		$3,065,000	$3,195,917
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4
5.29%	01/12/44	[3]	550,000	604,514
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3
5.17%	12/12/49	[3]	32,840,000	35,150,918
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class ASB
5.13%	12/12/49	[3]	25,000,000	26,310,513
Morgan Stanley Capital I, Series 2001-C3, Class A2
3.22%	08/15/49		16,551,000	16,773,287
Morgan Stanley Capital I, Series 2005-T19, Class A4A
4.89%	06/12/47		13,095,000	14,275,776
Morgan Stanley Capital I, Series 2006-HQ9, Class A4
5.73%	07/12/44	[3]	405,000	442,369
Morgan Stanley Capital I, Series 2006-T21, Class A4
5.16%	10/12/52	[3]	31,350,000	33,995,470
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.99%	08/12/41	[3]	18,095,000	20,423,741
Morgan Stanley Capital I, Series 2007-IQ16, Class A4
5.81%	12/12/49		39,257,500	42,337,800
Morgan Stanley Capital I, Series 2011-C3, Series A4
4.12%	08/15/49		13,563,000	13,898,787
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1
3.67%	02/11/36		3,985,684	4,007,241
Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A3
4.86%	03/18/36		415,000	421,248
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3
5.95%	08/15/39	[3]	3,115,000	3,375,331
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A4
4.85%	10/15/41	[3]	4,320,113	4,655,375
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7
5.12%	07/15/42	[3]	1,610,000	1,757,436
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4
5.38%	10/15/44	[3]	5,000,000	5,454,641

				1,081,956,274

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 17.54%
Aames Mortgage Trust, Series 2002-1, Class A3 (STEP)
6.90%	06/25/32		$69,156	$62,894
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.46%	02/25/37	[3]	46,125,000	19,321,601
Adjustable Rate Mortgage Trust, Series 2006-2, Class 1A4
5.46%	05/25/36	[3]	3,250,000	2,208,983
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A1
0.38%	03/25/37	[3]	13,374,708	5,322,128
American Home Mortgage Assets, Series 2007-1, Class A1
0.94%	02/25/47	[3]	92,711,328	40,178,781
American Home Mortgage Assets, Series 2007-4, Class A2
0.42%	08/25/37	[3]	27,730,260	19,200,460
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3
2.29%	12/25/35	[3]	300,501	202,202
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C
0.42%	05/25/47	[3]	7,193,524	3,792,053
Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class A2C
0.46%	01/25/36	[3]	7,013,333	6,835,647
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		154,565	160,261
Argent Securities, Inc., Series 2005-W4, Class A2C
0.54%	02/25/36	[3]	7,883,134	7,598,856
Argent Securities, Inc., Series 2005-W5, Class A2D
0.56%	01/25/36	[3]	28,478,000	10,548,607
Asset Backed Funding Certificates, Series 2006-HE1, Class A2C
0.40%	01/25/37	[3]	6,155,000	2,043,275
Asset Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.24%	06/25/37	[3]	42,477,000	19,838,356
Banc of America Funding Corp., Series 2003-2, Class 1A1
6.50%	06/25/32		92,861	96,768
Banc of America Funding Corp., Series 2005-B, Class 3A1B
0.54%	04/20/35	[3]	13,607,255	9,717,438
Banc of America Funding Corp., Series 2007-8, Class 2A1
7.00%	10/25/37		23,928,081	16,061,975

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 53

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Corp., Series 2010-R4, Class 3A3
1.49%	09/26/46	[3,4]	$19,909,147	$6,273,004
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
2.75%	07/25/34	[3]	282,227	243,139
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 2A6
2.87%	06/25/35	[3]	97,706	92,515
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	06/30/20	[2,4,5]	158,830	12,309
Bayview Financial Acquisition Trust, Series 2005-B, Class 1A3 (STEP)
4.89%	04/28/39		1,125,083	1,077,895
Bayview Financial Acquisition Trust, Series 2005-D, Class AF3
5.50%	12/28/35	[3]	1,180,888	1,112,023
BCAP LLC Trust, Series 2011-RR3, Class 1A5
5.43%	05/27/37	[3,4]	26,377,972	25,410,600
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		945,190	654,934
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.82%	06/27/36	[3,4]	12,708,503	11,725,889
BCAP LLC Trust, Series 2011-RR2, Class 3A6
2.87%	11/21/35	[3,4]	24,008,554	20,985,181
BCAP LLC Trust, Series 2011-RR3, Class 5A3
4.76%	11/27/37	[3,4]	17,148,703	15,221,062
BCAP LLC Trust, Series 2011-RR4, Class 1A3
2.90%	03/26/36	[3,4]	25,933,960	23,664,738
BCAP LLC Trust, Series 2011-RR5, Class 1A3
5.77%	03/26/37	[3,4]	2,210,133	2,038,848
BCAP LLC Trust, Series 2011-RR5, Class 2A3
4.98%	06/26/37	[3,4]	12,992,094	12,090,588
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-4, Class 3A1
5.03%	07/25/33	[3]	133,863	128,424
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 14A1
5.26%	01/25/35	[3]	17,932,873	16,093,140
Bear Stearns Alt-A Trust, Series 2005-4, Class 21A1
2.67%	05/25/35	[3]	27,682,607	16,924,797

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Alt-A Trust, Series 2006-3, Class 1A1
0.42%	05/25/36	[3]	$4,741,848	$1,921,598
Bear Stearns Alt-A Trust, Series 2006-3, Class 23A1
2.91%	05/25/36	[3]	5,083,709	2,652,109
Bear Stearns Asset Backed Securities Trust, Series 2002-1, Class 1A5 (STEP)
6.89%	12/25/34		57,737	55,616
Bear Stearns Asset Backed Securities Trust, Series 2005-TC2, Class A3
0.60%	08/25/35	[3]	18,828,000	17,105,264
Bear Stearns Asset Backed Securities Trust, Series 2006-HE10, Class 1A2
0.44%	12/25/36	[3]	23,770,000	13,644,028
Bear Stearns Mortgage Funding Trust, Series 2007-AR3, Class 1A1
0.38%	03/25/37	[3]	20,161,069	10,992,117
BHN I Mortgage Fund, Series 1997-2, Class A1 (Argentina)
1.52%	05/31/17	[2,3,4,5,6,7]	13,760	138
BHN I Mortgage Fund, Series 1997-2, Class A2 (Argentina)
7.54%	05/31/17	[2,4,5,6,7]	2,500	25
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	[2,4,5]	6,000	60
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.80%	12/15/30	[3]	38,616,438	40,306,340
Carrington Mortgage Loan Trust, Series 2006-NC2, Class A4
0.48%	06/25/36	[3]	11,445,000	3,475,869
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A3
0.50%	02/25/37	[3]	20,000,000	7,026,280
CC Mortgage Funding Corp., Series 2004-1A, Class A1
0.52%	01/25/35	[3,4]	2,299,559	1,618,373
Centex Home Equity, Series 2006-A, Class AV3
0.40%	06/25/36	[3]	11,747,395	9,780,963
Centex Home Equity, Series 2006-A, Class AV4
0.48%	06/25/36	[3]	125,000	68,530
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A3
2.92%	12/25/35	[3]	1,710,000	1,391,997
Chase Mortgage Finance Corp., Series 2007-A2, Class 2A3
2.86%	07/25/37	[3]	14,290,008	12,535,668
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		16,803,167	16,237,170

See accompanying notes to Schedule of Portfolio Investments.

54 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chaseflex Trust, Series 2007-M1, Class 1A2
0.46%	08/25/37	[3]	$19,757,419	$9,594,618
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		703,000	685,973
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
6.05%	03/25/37		650,000	434,059
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
4.71%	05/25/34	[3,4]	19,924,440	19,637,927
Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B
0.16%	09/25/36	[3]	407,642	189,612
Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2D
0.48%	08/25/36	[3]	33,850,000	10,779,092
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC4, Class A2B
0.38%	05/25/37	[3]	21,600,000	12,943,385
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.44%	01/25/37	[3]	28,000	10,511
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37	[3]	38,757,000	27,498,789
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		4,087	4,735
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		11,422,347	12,463,331
Conseco Finance, Series 2001-C, Class A5 (STEP)
7.29%	08/15/33		3,088,960	3,089,997
Conseco Finance, Series 2001-D, Class A5
6.69%	11/15/32	[3]	106,830	107,904
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	495,940	379,632
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	19,007,000	20,728,846
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[3]	187,779	197,189
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[3]	9,739,520	10,288,120
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[3,4]	9,150,000	8,441,784

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		$39,125	$40,390
Countrywide Alternative Loan Trust, Series 2005-27, Class 1A2
1.64%	08/25/35	[3]	16,409	10,303
Countrywide Alternative Loan Trust, Series 2005-27, Class 2A1
1.59%	08/25/35	[3]	8,953,285	4,789,420
Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A
0.54%	08/25/35	[3]	292,055	129,132
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A1
5.31%	10/25/35	[3]	355,282	259,598
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1
0.54%	11/20/35	[3]	218,832	124,231
Countrywide Alternative Loan Trust, Series 2005-61, Class 2A1
0.52%	12/25/35	[3]	304,394	192,829
Countrywide Alternative Loan Trust, Series 2006-20CB, Class A7 (IO)
5.26%	07/25/36	[3,5]	22,201,507	3,466,184
Countrywide Alternative Loan Trust, Series 2006-46, Class A4
6.00%	02/25/47		6,343,359	4,148,332
Countrywide Alternative Loan Trust, Series 2006-OA10, Class 1A1
1.20%	08/25/46	[3]	5,801,478	3,149,132
Countrywide Alternative Loan Trust, Series 2006-OA14, Class 3A1
1.09%	11/25/46	[3]	862,765	382,331
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A
0.43%	12/20/46	[3]	39,047,784	19,539,960
Countrywide Alternative Loan Trust, Series 2006-OA18, Class A1
0.36%	12/25/46	[3]	37,764,917	21,175,374
Countrywide Alternative Loan Trust, Series 2006-OA22, Class A1
0.40%	02/25/47	[3]	1,133,796	681,405
Countrywide Alternative Loan Trust, Series 2006-OA8, Class 1A1
0.42%	07/25/46	[3]	27,298,615	14,057,834
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
0.40%	06/25/36	[3]	3,981,395	1,983,133
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16
6.50%	09/25/37		49,443,051	36,165,273

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 55

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2007-5CB, Class 1A14 (IO)
5.12%	04/25/37	[3,5]	$42,735,466	$6,533,095
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
0.44%	03/25/37	[3]	1,655,070	642,870
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
5.21%	02/25/36	[3]	7,000,000	4,046,448
Countrywide Asset-Backed Certificates, Series 2005-12, Class 2A5
5.24%	02/25/36	[3]	12,496,666	11,746,510
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
5.56%	04/25/36	[3]	50,000	27,124
Countrywide Asset-Backed Certificates, Series 2005-2, Class M2
0.68%	08/25/35	[3]	14,000,000	13,466,334
Countrywide Asset-Backed Certificates, Series 2005-4, Class MV1
0.70%	10/25/35	[3]	329,305	316,229
Countrywide Asset-Backed Certificates, Series 2006-18, Class 2A2
0.40%	03/25/37	[3]	31,538,085	21,022,433
Countrywide Asset-Backed Certificates, Series 2007-10, Class 2A2
0.36%	06/25/47	[3]	28,501,000	24,439,479
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
1.04%	10/25/47	[3]	15,964,764	11,739,975
Countrywide Asset-Backed Certificates, Series 2007-3, Class 2A1
0.34%	05/25/47	[3]	8,574,464	8,212,287
Countrywide Asset-Backed Certificates, Series 2007-4, Class A1A
0.46%	09/25/37	[3]	6,671,325	6,469,304
Countrywide Asset-Backed Certificates, Series 2007-5, Class 2A2
0.40%	09/25/47	[3]	127,000	111,226
Countrywide Asset-Backed Certificates, Series 2007-9, Class 2A1
0.30%	06/25/47	[3]	28,625	27,868
Countrywide Home Loan Mortgage Pass Through Trust, Series 2001-HYB1, Class 1A1
2.19%	06/19/31	[3]	51,557	45,953
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		735,463	758,501
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-14, Class 4A1
5.02%	08/25/34	[3]	7,026,526	6,709,341

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB7, Class 3A
3.21%	11/20/34	[3]	$5,225,706	$4,986,055
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-1, Class 2A1
0.52%	03/25/35	[3]	304,210	187,617
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9, Class 1A1
0.54%	05/25/35	[3]	8,814,205	5,659,729
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB5, Class 4A1
4.93%	09/20/35	[3]	9,049,495	6,761,787
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3, Class 2A1
5.20%	06/25/47	[3]	35,440,382	25,413,802
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class A (STEP)
5.60%	09/25/31		82,884	84,492
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1
2.56%	02/25/33	[3]	76,927	72,243
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
2.57%	08/25/33	[3]	60,372	51,046
Credit Suisse Mortgage Capital Certificates, Series 2006-6, Class 2A1
0.84%	07/25/36	[3]	215,632	65,100
Credit Suisse Mortgage Capital Certificates, Series 2007-2, Class 3A4
5.50%	03/25/37		9,200,000	8,013,959
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
0.92%	03/25/33	[3]	9,693,856	8,835,976
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.38%	07/25/36	[3]	28,531,785	16,799,230
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.34%	10/25/36	[3]	11,240,000	9,178,169
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A3
0.38%	11/25/36	[3]	10,300,000	3,785,138
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
5.62%	02/25/37		22,100,000	12,529,957

See accompanying notes to Schedule of Portfolio Investments.

56 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
5.88%	02/25/37		$28,405,000	$16,646,466
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
5.68%	02/25/37		4,649,114	2,918,249
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2
0.40%	04/25/37	[3]	35,610,000	13,267,040
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		50,565	46,240
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR3, Class 2A4
0.58%	06/25/37	[3]	19,285,000	5,552,684
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2, Class A1
1.01%	04/25/47	[3]	12,239,244	7,524,889
Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.37%	04/19/48	[3]	23,359,095	14,285,056
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		70,745	64,905
Equity One ABS, Inc., Series 2002-4, Class M1
5.22%	02/25/33	[3]	17,496	14,236
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FFH2, Class M1
0.72%	04/25/35	[3,4]	4,190,686	3,879,751
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2C
0.40%	12/25/37	[3]	64,848,000	28,302,942
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1, Class A2C
0.38%	01/25/38	[3]	118,700,000	53,960,284
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF2, Class A2D
0.46%	03/25/37	[3]	60,554,486	26,760,832
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1
2.20%	09/25/34	[3]	111,627	94,765
First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1
2.25%	10/25/34	[3]	2,929,777	2,480,174
First Horizon Alternative Mortgage Securities, Series 2005-AA3, Class 3A1
2.28%	05/25/35	[3]	16,127,160	11,210,694

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities, Series 2007-FA3, Class A6 (IO)
5.16%	06/25/37	[3]	$8,300,954	$1,508,939
First Horizon Asset Securities, Inc., Series 2004-AR5, Class 2A1
2.63%	10/25/34	[3]	4,926,028	4,663,776
First Horizon Asset Securities, Inc., Series 2005-AR6, Class 2A1B
2.77%	01/25/36	[3]	26,990,000	17,457,132
FNBA Mortgage Pass-Through Certificates, Series 2004-AR1, Class A2
0.63%	08/19/34	[3]	1,291,777	1,126,192
Fremont Home Loan Trust, Series 2005-C, Class M1
0.72%	07/25/35	[3]	12,639,054	11,509,589
Fremont Home Loan Trust, Series 2006-3, Class 2A4
0.48%	02/25/37	[3]	12,106,000	5,294,478
Fremont Home Loan Trust, Series 2006-C, Class 2A2
0.38%	10/25/36	[3]	92,484,897	34,752,263
Fremont Home Loan Trust, Series 2006-E, Class 2A4
0.46%	01/25/37	[3]	9,500,000	3,315,775
GMAC Mortgage Corp. Loan Trust, Series 2000-HE2, Class A1
0.68%	06/25/30	[3]	186,271	108,095
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
2.96%	06/25/34	[3]	18,261	15,056
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[3,4]	47,500,000	53,200,304
GSAA Trust, Series 2006-16, Class A1
0.30%	10/25/36	[3]	10,505,845	4,426,223
GSAA Trust, Series 2006-19, Class A1
0.32%	12/25/36	[3]	8,542,497	3,176,933
GSAA Trust, Series 2007-4, Class A1
0.34%	03/25/37	[3]	6,011,986	2,406,442
GSAA Trust, Series 2007-6, Class A4
0.54%	05/25/47	[3]	27,140,000	15,362,703
GSAMP Trust, Series 2006-FM1, Class A2C
0.40%	04/25/36	[3]	26,694,024	15,356,218
GSAMP Trust, Series 2007-NC1, Class A2B
0.34%	12/25/46	[3]	68,707,000	25,536,983
GSAMP Trust, Series 2007-NC1, Class A2C
0.38%	12/25/46	[3]	10,000,000	3,324,520
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
2.70%	08/25/34	[3]	22,233	18,536
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
2.81%	05/25/47	[3]	9,095,543	6,825,404

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 57

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Harborview Mortgage Loan Trust, Series 2004-1, Class 2A
2.68%	04/19/34	[3]	$35,493	$32,285
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.83%	07/19/35	[3]	1,193,805	792,656
Harborview Mortgage Loan Trust, Series 2006-3, Class 2A1A
5.50%	06/19/36	[3]	259,828	139,497
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.24%	11/25/47	[3]	1,963,095	1,221,664
Home Equity Asset Trust, Series 2007-1, Class 2A1
0.30%	05/25/37	[3]	32,597	31,483
HSBC Home Equity Loan Trust, Series 2006-1, Class A1
0.39%	01/20/36	[3]	23,250,777	21,675,432
HSBC Home Equity Loan Trust, Series 2007-3, Class A4
1.73%	11/20/36	[3]	9,985,000	7,961,070
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.43%	11/20/36	[3]	37,601,024	33,378,948
Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
2.61%	08/25/34	[3]	602,781	436,717
Indymac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
1.04%	08/25/34	[3]	52,522	33,073
Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
3.06%	10/25/34	[3]	460,715	421,176
Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
1.10%	09/25/34	[3]	168,454	105,405
Indymac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
0.64%	11/25/34	[3]	96,018	61,464
Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A
0.54%	10/25/36	[3]	369,170	214,693
Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
3.04%	08/25/36	[3]	28,460,646	12,183,163
Indymac Index Mortgage Loan Trust, Series 2006-AR41, Class A3
0.42%	02/25/37	[3]	21,727,429	9,874,045
Indymac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
3.03%	05/25/36	[3]	9,874,389	5,307,960

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust, Series 2006-AR8, Class A3A
0.46%	07/25/46	[3]	$23,037,350	$13,102,189
Indymac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
3.24%	06/25/37	[3]	12,086,713	6,179,363
Indymac Index Mortgage Loan Trust, Series 2007-AR5, Class 1A1
4.94%	05/25/37	[3]	166,698	76,808
Indymac Index Mortgage Loan Trust, Series 2007-AR5, Class 3A1
5.02%	05/25/37	[3]	11,026,611	5,596,066
Indymac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		459,317	457,568
Indymac Residential Asset Backed Trust, Series 2007-A, Class 2A4A
0.56%	04/25/47	[3]	10,646,000	3,968,509
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
2.70%	05/25/36	[3]	1,988,514	982,947
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
5.67%	05/25/36	[3]	26,566,118	15,498,195
JPMorgan Alternative Loan Trust, Series 2006-A6, Class 2A5
6.05%	11/25/36	[3]	610,000	364,750
JPMorgan Alternative Loan Trust, Series 2006-S4, Class A4 (STEP)
5.96%	12/25/36		38,700,000	21,203,703
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 12A2
0.32%	06/25/37	[3]	3,803,241	3,473,541
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AV4
0.38%	10/25/36	[3]	16,800,000	7,393,680
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A3A (STEP)
5.83%	07/25/36		9,186,686	4,471,172
JPMorgan Mortgage Acquisition Corp., Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		7,890,930	3,822,864
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF6 (STEP)
5.50%	10/25/36		626,727	542,121
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A4
0.44%	03/25/37	[3]	1,310,000	491,551
JPMorgan Mortgage Acquisition Corp., Series 2007-CH4, Class A2
0.30%	05/25/37	[3]	4,634,577	4,437,854

See accompanying notes to Schedule of Portfolio Investments.

58 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A3
0.34%	05/25/37	[3]	$300,000	$208,752
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1
0.34%	03/25/47	[3]	591,417	352,103
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF2 (STEP)
5.53%	03/25/47		9,480,000	4,867,648
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF4 (STEP)
5.53%	03/25/47		5,000,000	2,785,047
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
4.68%	11/25/33	[3]	995,000	962,459
JPMorgan Mortgage Trust, Series 2005-A5, Class 3A2
5.30%	08/25/35	[3]	101,846	100,805
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
5.43%	08/25/35	[3]	1,278,015	1,226,812
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		21,872,887	21,213,440
JPMorgan Mortgage Trust, Series 2006-A2, Class 2A2
5.62%	04/25/36	[3]	2,325,000	1,798,369
JPMorgan Mortgage Trust, Series 2006-A2, Class 2A4
5.62%	04/25/36	[3]	17,325,000	14,109,307
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.83%	05/25/36	[3]	4,560,598	3,138,193
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
5.65%	05/25/36	[3]	3,541,785	2,799,829
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A4
5.65%	05/25/36	[3]	20,807,985	17,590,482
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.86%	07/25/35	[3]	11,103,428	10,096,347
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	08/15/28	[3]	15,906,320	17,245,772
Lehman XS Trust, Series 2006-10N, Class 1A3A
0.44%	07/25/46	[3]	27,245,617	14,406,548
Lehman XS Trust, Series 2006-13, Class 1A2
0.40%	09/25/36	[3]	70,753,061	45,942,276

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust, Series 2006-19, Class A2
0.40%	12/25/36	[3]	$53,520,010	$31,538,149
Lehman XS Trust, Series 2006-9, Class A1B
0.40%	05/25/46	[3]	41,612,105	23,151,747
Lehman XS Trust, Series 2006-GP1, Class A4A
0.56%	05/25/46	[3]	30,800,678	6,868,314
Lehman XS Trust, Series 2007-12N, Class 1A3A
0.44%	07/25/47	[3]	8,500,000	2,726,473
Lehman XS Trust, Series 2007-15N, Class 2A1
0.48%	08/25/37	[3]	52,213,151	32,532,839
Lehman XS Trust, Series 2007-16N, Class 2A2
1.08%	09/25/47	[3]	420,268	272,808
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
5.07%	01/25/34	[3]	267,054	253,027
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
2.72%	11/21/34	[3]	60,000	56,349
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7A
2.72%	11/21/34	[3]	440,000	416,465
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.75%	06/25/34	[3]	2,127	1,618
MASTR Adjustable Rate Mortgages Trust, Series 2007-3, Class 22A5
0.58%	05/25/47	[3]	735,000	83,925
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A3
0.44%	05/25/37	[3]	26,441,000	10,273,915
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A4
0.52%	05/25/37	[3]	19,985,500	7,570,967
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		41,305	42,653
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.76%	10/25/32	[3]	58,086	49,023
MASTR Seasoned Securities Trust, Series 2004-2, Class A2
6.50%	08/25/32		2,860,727	2,973,080
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
0.48%	04/25/37	[3]	51,972,000	21,465,268

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 59

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
0.48%	05/25/37	[3]	$43,849,000	$19,221,648
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.42%	06/25/37	[3]	18,116,200	8,100,028
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
0.44%	02/25/36	[3]	39,781	24,380
Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A3
0.62%	08/25/35	[3]	25,000,000	13,682,975
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
5.61%	03/25/37		41,044,027	12,408,225
Mid-State Trust, Series 11, Class A1
4.86%	07/15/38		458,362	462,722
Mid-State Trust, Series 2004-1, Class A
6.00%	08/15/37		691,149	727,694
Mid-State Trust, Series 2005-1, Class A
5.74%	01/15/40		30,372,400	32,953,945
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[4]	20,581,761	22,579,437
Mid-State Trust, Series 2006-1, Class M1
6.08%	10/15/40	[4]	22,339,986	20,802,333
Mid-State Trust, Series 6, Class A1
7.34%	07/01/35		65,119	67,086
Morgan Stanley ABS Capital I, Series 2005-HE3, Class M1
0.72%	07/25/35	[3]	5,566,916	5,480,072
Morgan Stanley ABS Capital I, Series 2006-HE5, Class A2C
0.38%	08/25/36	[3]	9,015,000	4,561,414
Morgan Stanley ABS Capital I, Series 2006-HE5, Class A2D
0.48%	08/25/36	[3]	48,700,000	21,308,753
Morgan Stanley ABS Capital I, Series 2007-HE2, Class A2B
0.32%	01/25/37	[3]	110,000	42,835
Morgan Stanley Home Equity Loan Trust, Series 2006-3, Class A4
0.50%	04/25/36	[3]	10,000,000	3,764,314
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	285,985	142,732
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A18
6.00%	07/25/47	[3]	18,366,075	13,508,612
Morgan Stanley Mortgage Loan Trust, Series 2007-2AX, Class 2A1
0.32%	12/25/36	[3]	10,101,734	3,518,555

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
0.36%	04/25/37	[3]	$9,701,381	$3,652,041
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
0.48%	06/25/37	[3]	7,760,000	2,901,177
New Century Home Equity Loan Trust, Series 2005-2, Class A2C
0.54%	06/25/35	[3]	6,257,656	6,044,101
Nomura Asset Acceptance Corp., Series 2006-AR4, Class A1A
0.40%	12/25/36	[3]	799,245	324,299
Novastar Home Equity Loan, Series 2005-1, Class M4
0.92%	06/25/35	[3]	20,000,000	11,937,930
Oakwood Mortgage Investors, Inc., Series 1998-A, Class A4
6.20%	05/15/28		7,428	7,479
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		34,015	34,091
Option One Mortgage Loan Trust, Series 2006-3, Class 2A3
0.38%	02/25/37	[3]	11,782,000	3,791,583
Option One Mortgage Loan Trust, Series 2007-1, Class 2A3
0.38%	01/25/37	[3]	39,728,000	13,450,264
Option One Mortgage Loan Trust, Series 2007-1, Class 2A4
0.46%	01/25/37	[3]	6,000,000	2,034,053
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2
0.42%	04/25/37	[3]	30,000,000	13,033,485
Option One Mortgage Loan Trust, Series 2007-6, Class 2A4
0.48%	07/25/37	[3]	100,000	33,945
Ownit Mortgage Loan Asset Backed Certificates, Series 2006-4, Class A2D
0.48%	05/25/37	[3]	36,886,000	14,567,572
Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class AF6 (STEP)
4.76%	07/25/35		3,969,382	3,989,882
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.54%	06/25/47	[3]	22,639,500	11,463,350
Residential Accredit Loans, Inc., Series 2003-QS3, Class A4
5.50%	02/25/18		121,668	124,497
Residential Accredit Loans, Inc., Series 2005-QO5, Class A1
1.24%	01/25/46	[3]	16,649,631	8,740,015

See accompanying notes to Schedule of Portfolio Investments.

60 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans, Inc., Series 2007-QO4, Class A1
0.44%	05/25/47	[3]	$22,939,725	$12,867,064
Residential Asset Mortgage Products, Inc., Series 2003-RS10, Class AI6 (STEP)
5.86%	11/25/33		488,468	423,701
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI6A (STEP)
5.98%	12/25/33		340,598	312,846
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI6A (STEP)
6.11%	10/25/33		41,310	41,617
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2
1.04%	12/25/34	[3]	2,268,506	1,957,220
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A8
6.50%	11/25/31		135,554	137,204
Residential Asset Mortgage Products, Inc., Series 2004-SL3, Class A2
6.50%	12/25/31		135,790	136,076
Residential Asset Securities Corp., Series 2005-EMX2, Class M3
0.76%	07/25/35	[3]	6,839,000	3,076,205
Residential Asset Securitization Trust, Series 2004-IP2, Class 1A1
2.63%	12/25/34	[3]	702,331	573,259
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
2.66%	12/25/34	[3]	44,232	39,405
Residential Asset Securitization Trust, Series 2004-IP2, Class 3A1
2.58%	12/25/34	[3]	1,718,683	1,444,225
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A3
6.25%	07/25/36		3,182,665	1,939,419
Residential Funding Mortgage Securities I, Series 2006-SA3, Class 4A1
6.01%	09/25/36	[3]	2,119,179	1,639,163
Residential Funding Mortgage Securities II, Inc., Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		296,604	277,709
Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7 (STEP)
8.79%	02/25/25		223,420	220,422
Resmae Mortgage Loan Trust, Series 2006-1, Class A1B
0.50%	02/25/36	[3,4]	322,221	3,179
Saxon Asset Securities Trust, Series 2005-2, Class M1
0.66%	10/25/35	[3]	32,400,000	27,434,570

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Saxon Asset Securities Trust, Series 2007-1, Class A2C
0.38%	01/25/47	[3]	$8,135,000	$3,749,879
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR3, Class M1
0.70%	04/25/35	[3]	3,112,720	2,817,645
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.46%	02/25/37	[3]	48,263,139	16,102,900
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3, Class A2B
0.46%	04/25/37	[3]	27,850,000	8,831,681
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
0.38%	12/25/36	[3]	57,091,250	19,406,292
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2B
0.38%	01/25/37	[3]	160,000	56,598
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.50%	02/25/36	[3]	2,786,489	1,398,192
SG Mortgage Securities Trust, Series 2006-FRE1, Class A2B
0.42%	02/25/36	[3]	30,110,974	13,897,283
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3C
0.38%	10/25/36	[3]	12,348,460	3,583,603
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.48%	12/25/36	[3,4]	16,183,521	8,128,517
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2C
0.38%	12/25/36	[3]	27,470,000	22,819,975
Soundview Home Equity Loan Trust, Series 2007-NS1, Class A4
0.54%	01/25/37	[3]	12,405,000	6,090,309
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A4
0.52%	06/25/37	[3]	29,546,000	9,749,973
Soundview Home Equity Loan Trust, Series 2007-OPT2, Class 2A3
0.42%	07/25/37	[3]	17,450,000	5,877,273
Soundview Home Equity Loan Trust, Series 2007-OPTI, Class 2A3
0.44%	06/25/37	[3]	37,418,535	12,182,839
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
2.64%	10/25/34	[3]	459,116	389,356
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 3A1
5.78%	06/25/37	[3]	22,691,099	16,586,529

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 61

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1
0.54%	08/25/37	[3]	$28,831,690	$16,756,898
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1
2.62%	12/27/35	[3]	3,256,548	1,683,067
Structured Asset Mortgage Investments, Inc., Series 2006-AR8, Class A1A
0.44%	10/25/36	[3]	29,435,775	15,437,769
Structured Asset Mortgage Investments, Inc., Series 2007-AR1, Class 1A1
0.40%	01/25/37	[3]	58,386,900	28,911,441
Structured Asset Mortgage Investments, Inc., Series 2007-AR6, Class A1
1.74%	08/25/47	[3]	137,304,775	69,863,827
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30		5,118	5,207
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.18%	10/25/31	[3]	12,757	12,101
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.44%	09/25/33	[3]	959,426	852,371
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
2.52%	11/25/33	[3]	6,029,250	5,621,311
Structured Asset Securities Corp., Series 2003-7H, Class A12
6.50%	03/25/33		13,035	13,570
Structured Asset Securities Corp., Series 2005-4XS, Class 3A3 (STEP)
4.47%	03/25/35		2,938,996	2,911,366
Structured Asset Securities Corp., Series 2006-WF3, Class A3
0.38%	09/25/36	[3]	216,007	173,830
Structured Asset Securities Corp., Series 2007-BC4, Class A3
0.48%	11/25/37	[3]	11,056,410	10,342,619
Structured Asset Securities Corp., Series 2007-EQ1, Class A4
0.48%	03/25/37	[3]	26,325,800	10,056,313
Structured Asset Securities Corp. 2007-BC3 2A1
0.30%	05/25/47	[3]	26,168,808	24,214,234
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
5.51%	06/25/37	[3]	18,604,760	12,996,633
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
2.28%	12/25/44	[3]	446,903	367,260

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[3]	$4,014,310	$4,345,715
WAMU Asset-Backed Certificates, Series 2007-HE1, Class 2A3
0.38%	01/25/37	[3]	62,700,000	21,847,784
WAMU Asset-Backed Certificates, Series 2007-HE1, Class 2A4
0.46%	01/25/37	[3]	21,687,000	7,701,466
WaMu Mortgage Pass Through Certificates, Series 2002-AR18, Class A
2.59%	01/25/33	[3]	25,059	23,174
WaMu Mortgage Pass Through Certificates, Series 2003-AR6, Class A1
2.57%	06/25/33	[3]	73,960	69,192
WaMu Mortgage Pass Through Certificates, Series 2004-AR3, Class A2
2.58%	06/25/34	[3]	220,931	214,829
WaMu Mortgage Pass Through Certificates, Series 2004-AR6, Class A
0.67%	05/25/44	[3]	208,757	162,652
WaMu Mortgage Pass Through Certificates, Series 2005-AR12, Class 1A6
2.50%	10/25/35	[3]	310,000	235,879
WaMu Mortgage Pass Through Certificates, Series 2005-AR16, Class 1A4A
2.58%	12/25/35	[3]	380,000	261,776
WaMu Mortgage Pass Through Certificates, Series 2006-AR7, Class 3A1B
2.84%	07/25/46	[3]	3,221,025	1,408,595
WaMu Mortgage Pass Through Certificates, Series 2007-HY5, Class 2A5
5.71%	05/25/37	[3]	40,169,786	24,560,189
WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A
1.01%	04/25/47	[3]	228,348	128,981
WaMu Mortgage Pass Through Certificates, Series 2007-OA4, Class 1A
1.01%	05/25/47	[3]	615,257	368,866
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A
1.05%	07/25/47	[3]	449,849	266,725
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
0.78%	05/25/35	[3]	12,022,860	8,261,027
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.74%	06/25/35	[3]	18,439,071	12,471,192
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR2, Class A1A
1.18%	04/25/46	[3]	13,960,975	6,989,844

See accompanying notes to Schedule of Portfolio Investments.

62 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.21%	05/25/46	[3]	$35,203,202	$17,313,639
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR7, Class A1A
1.16%	09/25/46	[3]	14,723,037	5,731,428
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR9, Class 2A
1.08%	11/25/46	[3]	67,039,879	28,539,574
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		1,633,881	1,552,046
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA1, Class 2A
0.96%	12/25/46	[3]	13,349,407	5,339,240
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.94%	01/25/47	[3]	33,946,052	15,201,785
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A
0.99%	02/25/47	[3]	58,871,381	25,526,908
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A1
1.01%	04/25/47	[3]	23,906,308	13,041,668
Washington Mutual Asset-Backed Certificates, Series 2006-HE2, Class A4
0.48%	05/25/36	[3]	23,665,000	7,862,708
Washington Mutual Asset-Backed Certificates, Series 2006-HE3, Class 2A3
0.40%	08/25/36	[3]	16,858,000	5,434,519
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HE2, Class 2A3
0.48%	04/25/37	[3]	15,260,000	6,140,128
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A
0.94%	02/25/47	[3]	438,298	242,619
Wells Fargo Home Equity Trust, Series 2004-2, Class AI6
5.00%	05/25/34	[3]	13,085,000	13,457,145
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.58%	11/25/35	[3]	22,340,590	21,328,114
Wells Fargo Home Equity Trust, Series 2006-1, Class A3
0.38%	05/25/36	[3]	9,928,949	9,696,409

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Home Equity Trust, Series 2007-2, Class A1
0.32%	04/25/37	[3]	$6,685,550	$6,406,505
Wells Fargo Mortgage Backed Securities Trust, Series 2003-17, Class 2A10
5.50%	01/25/34		20,290,386	21,449,231
Wells Fargo Mortgage Backed Securities Trust, Series 2004-L, Class A8
4.77%	07/25/34	[3]	1,740,000	1,709,328

				2,782,900,696

U.S. Agency Mortgage-Backed — 33.94%
Fannie Mae (TBA)
3.00%	10/25/26		580,055,000	597,366,045
4.00%	10/25/41		267,250,000	280,111,406
Fannie Mae Pool 190375
5.50%	11/01/36		12,093,568	13,180,855
Fannie Mae Pool 233672
2.70%	09/01/23	[3]	19,054	19,992
Fannie Mae Pool 254232
6.50%	03/01/22		87,636	96,668
Fannie Mae Pool 254868
5.00%	09/01/33		32,016,957	34,607,662
Fannie Mae Pool 308798
2.50%	04/01/25	[3]	5,509	5,844
Fannie Mae Pool 312155
2.30%	03/01/25	[3]	15,978	16,028
Fannie Mae Pool 313182
7.50%	10/01/26		9,747	11,325
Fannie Mae Pool 384569
6.20%	01/01/12		100,000	99,981
Fannie Mae Pool 384762
6.00%	02/01/12		153,212	153,182
Fannie Mae Pool 467243
4.55%	01/01/21		2,738,428	3,070,055
Fannie Mae Pool 545191
7.00%	09/01/31		14,031	15,951
Fannie Mae Pool 545269
5.98%	11/01/11		22,063	22,059
Fannie Mae Pool 545322
5.94%	11/01/11		11,867	11,733
Fannie Mae Pool 545831
6.50%	08/01/17		55,006	60,431
Fannie Mae Pool 555284
7.50%	10/01/17		7,213	7,846
Fannie Mae Pool 613142
7.00%	11/01/31		60,651	68,733
Fannie Mae Pool 625666
7.00%	01/01/32		35,621	41,081

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 63

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 633698
7.50%	02/01/31		$49,774	$58,636
Fannie Mae Pool 637093
8.50%	03/01/32		13,783	16,310
Fannie Mae Pool 642322
2.42%	05/01/32	[3]	1,217	1,275
Fannie Mae Pool 646884
1.92%	05/01/32	[3]	8,364	8,410
Fannie Mae Pool 655928
7.00%	08/01/32		512,791	591,376
Fannie Mae Pool 725027
5.00%	11/01/33		36,119,651	38,964,070
Fannie Mae Pool 725232
5.00%	03/01/34		83,732	90,508
Fannie Mae Pool 725257
5.50%	02/01/34		6,964,026	7,611,717
Fannie Mae Pool 730957
5.00%	08/01/33		11,177,020	12,057,210
Fannie Mae Pool 734922
4.50%	09/01/33		13,058,623	13,950,961
Fannie Mae Pool 735207
7.00%	04/01/34		67,469	77,008
Fannie Mae Pool 735224
5.50%	02/01/35		36,061,895	39,422,411
Fannie Mae Pool 735646
4.50%	07/01/20		10,309,785	11,050,189
Fannie Mae Pool 735651
4.50%	06/01/35		40,074,075	42,731,068
Fannie Mae Pool 735686
6.50%	12/01/22		282,786	311,934
Fannie Mae Pool 740297
5.50%	10/01/33		23,080	25,231
Fannie Mae Pool 741862
5.50%	09/01/33		29,769	32,543
Fannie Mae Pool 745592
5.00%	01/01/21		48,804	52,812
Fannie Mae Pool 770284
5.00%	04/01/34		4,867,238	5,249,773
Fannie Mae Pool 770332
5.00%	04/01/34		18,471,834	19,923,604
Fannie Mae Pool 817611
5.28%	11/01/35	[3]	3,515,400	3,776,576
Fannie Mae Pool 839109
5.25%	11/01/35	[3]	16,183	17,396
Fannie Mae Pool 841031
5.28%	11/01/35	[3]	349,130	375,706
Fannie Mae Pool 844773
5.19%	12/01/35	[3]	55,488	59,654

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 888412
7.00%	04/01/37		$4,961,515	$5,652,199
Fannie Mae Pool 888430
5.00%	11/01/33		28,832,850	31,103,434
Fannie Mae Pool 889117
5.00%	10/01/35		143,618,286	154,928,212
Fannie Mae Pool 889125
5.00%	12/01/21		30,199,877	32,633,561
Fannie Mae Pool 889184
5.50%	09/01/36		31,943,378	34,920,099
Fannie Mae Pool 895606
5.71%	06/01/36	[3]	139,696	151,963
Fannie Mae Pool 908408
5.52%	04/01/37	[3]	12,689,575	13,653,606
Fannie Mae Pool 918445
5.81%	05/01/37	[3]	398,327	433,305
Fannie Mae Pool 933033
6.50%	10/01/37		10,348,523	11,266,954
Fannie Mae Pool AB1613
4.00%	10/01/40		113,317,867	119,492,807
Fannie Mae Pool AB1803
4.00%	11/01/40		109,600,322	115,846,686
Fannie Mae Pool AB1960
4.00%	12/01/40		67,333,594	70,687,123
Fannie Mae Pool AB2051
3.50%	01/01/26		158,012,924	166,487,599
Fannie Mae Pool AB2127
3.50%	01/01/26		96,350,339	101,126,454
Fannie Mae Pool AD0791
4.76%	02/01/20		19,419,999	21,854,415
Fannie Mae Pool AD0849
4.25%	02/01/20		30,279,947	33,153,021
Fannie Mae Pool AE0482
5.50%	01/01/38		74,388,007	81,126,511
Fannie Mae Pool AE0600
3.97%	11/01/20		42,424,422	45,814,093
Fannie Mae Pool AE0605
4.67%	07/01/20		33,652,313	37,755,673
Fannie Mae Pool AE0918
3.66%	10/01/20		5,820,318	6,228,983
Fannie Mae Pool AH3429
3.50%	01/01/26		79,381,666	83,539,900
Fannie Mae Pool AH3780
4.00%	02/01/41		42,719,830	45,154,528
Fannie Mae Pool AH4793
4.00%	02/01/41		123,000,446	129,126,451
Fannie Mae Pool AH4815
3.50%	02/01/26		28,384	29,690

See accompanying notes to Schedule of Portfolio Investments.

64 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL0209
4.50%	05/01/41		$72,869,266	$78,485,322
Fannie Mae Pool AL0290
4.45%	04/01/21		33,982,226	37,708,278
Fannie Mae Pool AL0600
4.30%	07/01/21		5,125,616	5,620,725
Fannie Mae Pool FN0001
3.76%	12/01/20		21,760,186	23,524,727
Fannie Mae Whole Loan, Series 2003-W2, Class 2A9
5.90%	07/25/42		72,063	82,381
Fannie Mae, Series 1988-28, Class H
9.05%	12/25/18		2,178	2,466
Fannie Mae, Series 1989-27, Class Y
6.90%	06/25/19		992	1,079
Fannie Mae, Series 1991-65, Class Z
6.50%	06/25/21		22,008	24,441
Fannie Mae, Series 1992-123, Class Z
7.50%	07/25/22		3,318	4,025
Fannie Mae, Series 1993-132, Class D (PO)
0.00%	10/25/22	[9]	167,623	155,134
Fannie Mae, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[3]	461,045	7,309
Fannie Mae, Series 1993-29, Class PK
7.00%	03/25/23		72,282	80,868
Fannie Mae, Series 1994-55, Class H
7.00%	03/25/24		79,105	90,662
Fannie Mae, Series 1997-34, Class SA
7.48%	10/25/23	[3]	18,203	21,956
Fannie Mae, Series 1999-11, Class Z
5.50%	03/25/29		293,109	321,859
Fannie Mae, Series 2001-52, Class YZ
6.50%	10/25/31		235,748	277,065
Fannie Mae, Series 2003-106, Class WG
4.50%	11/25/23		32,004,000	35,541,706
Fannie Mae, Series 2005-104, Class NI (IO)
6.46%	03/25/35	[3]	91,394,024	14,153,242
Fannie Mae, Series 2005-117, Class LC
5.50%	11/25/35		80,423,854	88,006,256
Fannie Mae, Series 2005-92, Class US (IO)
5.86%	10/25/25	[3]	37,074,074	4,582,604
Fannie Mae, Series 2006-10, Class YD
6.50%	03/25/36		835	840
Fannie Mae, Series 2006-18, Class PD
5.50%	08/25/34		1,165,000	1,301,001
Fannie Mae, Series 2006-4, Class WE
4.50%	02/25/36		400,000	444,749
Fannie Mae, Series 2006-80, Class PG
6.00%	06/25/35		23,300,000	25,994,715

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2007-34, Class SB (IO)
5.88%	04/25/37	[3]	$40,217,829	$5,509,292
Fannie Mae, Series 2008-24, Class NA
6.75%	06/25/37		15,481,805	17,331,957
Fannie Mae, Series 2010-17, Class SB (IO)
6.12%	03/25/40	[3]	46,874,169	7,082,903
Fannie Mae, Series 2010-43, Class KS (IO)
6.18%	05/25/40	[3]	89,954,057	12,772,828
Fannie Mae, Series 2010-99, Class NI (IO)
6.00%	09/25/40		82,108,851	14,686,646
Fannie Mae, Series G92-36, Class Z
7.00%	07/25/22		639	704
Fannie Mae, Series G93-21, Class Z
7.20%	05/25/23		12,225	13,788
FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2
3.97%	01/25/21	[3]	22,640,000	24,790,685
Freddie Mac Gold (TBA)
3.50%	10/15/26		217,555,000	226,597,130
Freddie Mac Gold Pool A14189
4.00%	10/01/33		184,316	194,895
Freddie Mac Gold Pool A24156
6.50%	10/01/31		1,397,257	1,585,873
Freddie Mac Gold Pool A25162
5.50%	05/01/34		14,338,069	15,595,450
Freddie Mac Gold Pool A39012
5.50%	06/01/35		76,019	82,615
Freddie Mac Gold Pool A54856
5.00%	01/01/34		20,286,570	21,884,349
Freddie Mac Gold Pool A61164
5.00%	04/01/36		224,499	241,503
Freddie Mac Gold Pool A93991
4.50%	09/01/40		105,349,803	113,152,273
Freddie Mac Gold Pool A97038
4.00%	02/01/41		38,770,160	40,648,089
Freddie Mac Gold Pool C01492
5.00%	02/01/33		5,732,336	6,171,890
Freddie Mac Gold Pool C46104
6.50%	09/01/29		80,353	91,200
Freddie Mac Gold Pool C55789
7.50%	10/01/27		31,844	36,929
Freddie Mac Gold Pool C90573
6.50%	08/01/22		303,430	335,714
Freddie Mac Gold Pool E02402
6.00%	10/01/22		96,136	105,245
Freddie Mac Gold Pool G00992
7.00%	11/01/28		4,672	5,384
Freddie Mac Gold Pool G01515
5.00%	02/01/33		6,118,198	6,587,340

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 65

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G01601
4.00%	09/01/33	$858,718	$908,005
Freddie Mac Gold Pool G01611
4.00%	09/01/33	229,747	242,933
Freddie Mac Gold Pool G01673
5.50%	04/01/34	2,166,334	2,400,028
Freddie Mac Gold Pool G02579
5.00%	12/01/34	9,881,682	10,656,880
Freddie Mac Gold Pool G02884
6.00%	04/01/37	25,531,912	28,154,918
Freddie Mac Gold Pool G02955
5.50%	03/01/37	19,250,193	21,064,674
Freddie Mac Gold Pool G03357
5.50%	08/01/37	8,537,230	9,344,599
Freddie Mac Gold Pool G03676
5.50%	12/01/37	19,761,526	21,667,432
Freddie Mac Gold Pool G03783
5.50%	01/01/38	9,892,407	10,846,483
Freddie Mac Gold Pool G03985
6.00%	03/01/38	118,762	131,037
Freddie Mac Gold Pool G04053
5.50%	03/01/38	102,470	113,011
Freddie Mac Gold Pool G04079
5.50%	03/01/38	39,774,844	43,561,222
Freddie Mac Gold Pool G04438
5.50%	05/01/38	38,539,818	42,504,600
Freddie Mac Gold Pool G04703
5.50%	08/01/38	50,202,214	54,541,960
Freddie Mac Gold Pool G04706
5.50%	09/01/38	761,336	835,715
Freddie Mac Gold Pool G05866
4.50%	02/01/40	61,515,378	66,291,147
Freddie Mac Gold Pool G06242
4.50%	09/01/40	140,568,573	151,023,360
Freddie Mac Gold Pool G06257
4.50%	02/01/41	123,092,881	132,649,242
Freddie Mac Gold Pool G06354
4.00%	04/01/41	147,589,898	154,738,783
Freddie Mac Gold Pool G06498
4.00%	04/01/41	70,889,307	74,323,007
Freddie Mac Gold Pool G06499
4.00%	03/01/41	34,293,591	36,095,790
Freddie Mac Gold Pool G06500
4.00%	04/01/41	100,370,030	105,534,904
Freddie Mac Gold Pool G06620
4.50%	07/01/41	90,258,569	95,595,107
Freddie Mac Gold Pool G11707
6.00%	03/01/20	3,204,748	3,488,375

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G12393
5.50%	10/01/21		$24,913,214	$27,032,783
Freddie Mac Gold Pool G12399
6.00%	09/01/21		13,605	14,818
Freddie Mac Gold Pool G12824
6.00%	08/01/22		8,403,245	9,077,474
Freddie Mac Gold Pool G12909
6.00%	11/01/22		22,648,274	24,472,523
Freddie Mac Gold Pool G13032
6.00%	09/01/22		5,764,764	6,221,892
Freddie Mac Gold Pool G13058
4.50%	10/01/20		18,549,597	19,829,280
Freddie Mac Gold Pool H00790
5.50%	05/01/37		282,774	304,955
Freddie Mac Gold Pool H05069
5.50%	05/01/37		21,433,165	23,018,046
Freddie Mac Gold Pool H09082
6.50%	09/01/37		96,920	105,926
Freddie Mac Gold Pool J13884
3.50%	12/01/25		183,175,039	191,186,973
Freddie Mac Gold Pool Q02640
4.50%	08/01/41		90,721,748	96,023,300
Freddie Mac Non Gold Pool 1B1928
2.50%	08/01/34	[3]	10,945	11,504
Freddie Mac Non Gold Pool 1B3413
5.93%	05/01/37	[3]	24,099	25,983
Freddie Mac Non Gold Pool 1J0045
5.09%	01/01/36	[3]	174,281	186,175
Freddie Mac Non Gold Pool 781415
2.48%	04/01/34	[3]	3,728,775	3,926,749
Freddie Mac Non Gold Pool 781469
2.48%	04/01/34	[3]	2,981,243	3,157,361
Freddie Mac Non Gold Pool 781817
2.36%	08/01/34	[3]	58,208	60,856
Freddie Mac Non Gold Pool 788498
2.69%	02/01/30	[3]	304,960	320,124
Freddie Mac Non Gold Pool 847288
2.56%	05/01/34	[3]	4,795,808	5,056,430
Freddie Mac, Series 1004, Class H
7.95%	10/15/20		606	681
Freddie Mac, Series 1073, Class G
7.00%	05/15/21		2,951	3,348
Freddie Mac, Series 1107, Class ZC
6.50%	07/15/21		11,467	13,137
Freddie Mac, Series 165, Class K
6.50%	09/15/21		418	457
Freddie Mac, Series 1980, Class Z
7.00%	07/15/27		339,806	411,486

See accompanying notes to Schedule of Portfolio Investments.

66 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac, Series 1983, Class Z
6.50%	12/15/23		$194,317	$218,804
Freddie Mac, Series 2043, Class CJ
6.50%	04/15/28		47,026	54,566
Freddie Mac, Series 2098, Class TZ
6.00%	01/15/28		966,876	1,030,555
Freddie Mac, Series 2209, Class TC
8.00%	01/15/30		216,791	247,186
Freddie Mac, Series 2433, Class SA
20.34%	02/15/32	[3]	12,333	17,426
Freddie Mac, Series 2481, Class AW
6.50%	08/15/32		232,936	264,481
Freddie Mac, Series 2627, Class NI (IO)
5.00%	04/15/29		91,122	45
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		59,553	6,179
Freddie Mac, Series 2929, Class PE
5.00%	05/15/33		1,585,000	1,715,488
Freddie Mac, Series 2971, Class AB
5.00%	05/15/20		9,109	9,852
Freddie Mac, Series 3063, Class YG
5.50%	11/15/35		8,794,000	10,354,801
Freddie Mac, Series 3067, Class SI (IO)
6.42%	11/15/35	[3]	60,708,237	10,878,789
Freddie Mac, Series 3210, Class PD
6.00%	08/15/35		360,000	408,602
Freddie Mac, Series 3345, Class FP
0.43%	11/15/36	[3]	42,544,983	42,446,594
Freddie Mac, Series 3345, Class PF
0.41%	05/15/36	[3]	41,189,702	41,075,446
Freddie Mac, Series 3707, Class EI (IO)
5.00%	12/15/38		78,973,388	13,763,727
Ginnie Mae I (TBA)
4.00%	10/15/40		106,950,000	114,403,078
Ginnie Mae I Pool 782817
4.50%	11/15/39		70,663,927	77,183,776
Ginnie Mae II Pool 2631
7.00%	08/20/28		7,479	8,579
Ginnie Mae II Pool 80968
2.62%	07/20/34	[3]	47,280	48,685
Ginnie Mae II Pool 81267
1.75%	03/20/35	[3]	16,367	16,890
Ginnie Mae II Pool 8631
2.38%	05/20/25	[3]	14,811	15,378
Ginnie Mae II Pool 8644
2.50%	06/20/25	[3]	23,638	24,567
Government National Mortgage Association, Series 2000-22, Class SG (IO)
10.57%	05/16/30	[3]	953,034	182,904

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Government National Mortgage Association, Series 2003-28, Class LI (IO)
5.50%	02/20/32		$811,238	$28,745
Government National Mortgage Association, Series 2003-86, Class ZK
5.00%	10/20/33		22,562,887	24,680,414
Government National Mortgage Association, Series 2005-78, Class ZA
5.00%	10/16/35		20,957,355	24,033,880
Government National Mortgage Association, Series 2007-35, Class PY (IO)
6.52%	06/16/37	[3]	79,120,831	13,744,736
Government National Mortgage Association, Series 2009-106, Class SD (IO)
6.02%	03/20/36	[3]	76,428,845	11,730,827
Government National Mortgage Association, Series 2009-106, Class XI (IO)
6.57%	05/20/37	[3]	218,697,409	39,173,080
Government National Mortgage Association, Series 2010-4, Class SM (IO)
5.57%	01/16/40	[3]	68,295,987	8,054,112
Government National Mortgage Association, Series 2010-6, Class BS (IO)
6.27%	09/16/39	[3]	39,539,499	4,983,250
NCUA Guaranteed Notes, Series 2010-R1, Class 1A
0.67%	10/07/20	[3]	52,784,721	52,867,065
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.78%	12/08/20	[3]	57,629,545	57,980,509
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
0.78%	12/08/20	[3]	48,216,459	48,513,955
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.75%	03/09/21	[3]	7,971,224	7,991,152

				5,384,862,210

Total Mortgage-Backed (Cost $9,030,503,764)				9,249,719,180

MUNICIPAL BONDS — 1.40%*
California — 0.76%
Bay Area Toll Authority, Build America Bonds
6.26%	04/01/49		400,000	520,944
Los Angeles Department of Water & Power, Build America Bonds
6.57%	07/01/45		40,650,000	52,804,350
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	410,449
State of California, Build America Bonds
6.65%	03/01/22		5,215,000	6,044,081

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 67

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
7.30%	10/01/39	$20,460,000	$24,349,855
7.55%	04/01/39	11,831,000	14,507,882
7.60%	11/01/40	6,235,000	7,720,115
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34	3,885,000	4,681,114
State of California, Taxable, Various Purpose
5.50%	03/01/16	8,450,000	9,426,313

			120,465,103

Illinois — 0.51%
State of Illinois, Build America Bonds
7.35%	07/01/35	8,910,000	10,035,422
State of Illinois, Taxable Bonds
4.07%	01/01/14	1,425,000	1,470,258
5.10%	06/01/33	29,200,000	26,423,372
5.66%	03/01/18	4,140,000	4,460,519
5.88%	03/01/19	35,000,000	37,391,550

			79,781,121

New Jersey — 0.12%
New Jersey State Turnpike Authority A, Build America Bonds, Taxable
7.10%	01/01/41	10,550,000	14,133,730
New Jersey State Turnpike Authority, Build America Bonds, Series A
7.41%	01/01/40	3,855,000	5,314,464

			19,448,194

New York — 0.01%
City of New York , Build America Bonds
5.82%	10/01/31	220,000	237,660
City of New York , Build America Bonds, Series F1
6.65%	12/01/31	250,000	288,255
New York City Municipal Water Finance Authority, Build America Bonds
6.49%	06/15/42	400,000	454,592
Port Authority of New York & New Jersey, Taxable, Consolidated Bonds
5.65%	11/01/40	530,000	616,629

			1,597,136

Texas — 0.00%
County of Harris TX, Prerefunded, Flood Control Bonds, Series B
5.25%	10/01/20	7,000	7,660

Total Municipal Bonds (Cost $188,699,832)			221,299,214

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 1.44%
U.S. Agency Securities — 1.44%
Freddie Mac
0.22%	10/12/12	[3]	$228,905,000	$228,887,145

Total U.S. Agency Securities (Cost $228,905,000)
U.S. TREASURY SECURITIES — 10.39%
U.S. Treasury Bonds — 3.76%
U.S. Treasury Bonds
2.12%	02/15/41	[10]	119,820,000	158,120,492
3.75%	08/15/41		13,078,000	15,227,696
4.38%	05/15/41		327,042,000	422,446,284

				595,794,472

U.S. Treasury Notes — 6.63%
U.S. Treasury Notes
1.50%	07/31/16		46,560,000	47,804,025
2.12%	08/15/21		650,205,000	661,685,182
8.00%	11/15/21		24,906,000	38,920,915
U.S. Treasury Notes - Treasury Inflation Indexed Notes
3.00%	07/15/12		235,110,000	303,848,181

				1,052,258,303

Total U.S. Treasury Securities (Cost $1,550,954,667)				1,648,052,775

Total Bonds – 102.69% (Cost $15,900,672,325)				16,291,176,989

SHORT-TERM INVESTMENTS — 5.31%
Commercial Paper — 2.56%
Credit Suisse New York
0.19%[11]	10/31/11		40,000,000	39,994,089
Deutsche Bank AG
0.25%[11]	10/06/11		60,000,000	59,998,750
National Australia Funding Corp.
0.20%[11]	12/16/11	[4]	75,000,000	74,983,958
Rabobank USA Finance Corp.
0.16%[11]	10/04/11		47,550,000	47,549,789
Svenska Handelsbanken
0.31%[11]	12/22/11	[4]	33,300,000	33,277,659
UBS Finance Corp.
0.13%[11]	10/31/11		50,000,000	49,994,944
0.14%[11]	10/28/11		100,000,000	99,990,278

				405,789,467

Money Market Fund — 2.08%
BlackRock Liquidity Funds TempFund Portfolio
0.09%[12]			142,475,000	142,475,000
Dreyfus Cash Advantage Fund
0.09%[12]			91,789,000	91,789,000

See accompanying notes to Schedule of Portfolio Investments.

68 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Fund (continued)
DWS Money Market Series-Institutional
0.06%[12]			$4,550,000	$4,550,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[12,13]			90,987,000	90,987,000

				329,801,000

U.S. Agency Discount Notes — 0.64%
Fannie Mae
0.02%[11]	10/19/11		40,500,000	40,499,640
0.06%[11]	11/16/11		12,440,000	12,439,547
0.08%[11]	12/19/11		17,375,000	17,374,635
Freddie Mac
0.08%[11]	03/19/12		31,000,000	30,997,117

				101,310,939

U.S. Treasury Bills — 0.03%
U.S. Treasury Bills
0.01%[11]	11/10/11	[14]	5,880,000	5,879,939

Total Short-Term Investments (Cost $842,755,675)				842,781,345

Total Investments – 108.00% (Cost $16,743,428,000)[1]				17,133,958,334

Liabilities in Excess of Other Assets – (8.00)%				(1,268,679,769)

NET ASSETS – 100.00%				$15,865,278,565

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
96	U.S. Treasury 30 Year Long Bond, Expiration December 2011	$(339,208)

	Net unrealized depreciation	$(339,208)

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
13	Euro Dollar Ninety Day,
	Expiration December 2011	$(98,832)
13	Euro Dollar Ninety Day,
	Expiration March 2012	(104,520)
13	Euro Dollar Ninety Day,
	Expiration June 2012	(111,183)

	Net unrealized depreciation	$(314,535)

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.93% quarterly. Counterparty: Morgan Stanley
05/15/41	$19,040	$(5,041,635)	$(5,041,635)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.93% quarterly. Counterparty: Barclays Capital, Inc.
05/15/41	46,945	(12,449,436)	(12,449,436)

	$65,985	$(17,491,071)	$(17,491,071)

Expiration Date	Premiums Paid	Notional Amount (000’s)[b]	Appreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	$235,923	$5,510	$382,252	$618,175
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	246,199	5,750	398,902	645,101
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: Deutsche Bank AG
09/20/16	714,859	9,800	235,538	950,397
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Goldman Sachs Group, Inc., 6.60%, due 01/15/12. Counterparty: JPMorgan Chase & Co.
09/20/16	1,779,852	24,400	586,443	2,366,295
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.
09/20/16	14,803	6,875	476,043	490,846
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	21,489	5,000	335,490	356,979

	$3,013,125	$57,335	$2,414,668	$5,427,793

Expiration Date	Premiums Paid	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES
The Fund pays a fixed rate equal to 0.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AA 1, due 10/12/52. Counterparty: Citigroup, Inc.
10/12/52	$184,021	$1,430	$350,862	$534,883
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	920,794	1,630	(527,290)	393,504

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 69

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Expiration Date	Premiums Paid	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES (continued)
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	$7,989,738	$13,830	$(4,650,992)	$3,338,746
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	11,731,216	20,450	(6,794,314)	4,936,902
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	6,773,652	28,590	128,355	6,902,007
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	1,272,315	15,430	2,452,693	3,725,008
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	1,981,601	21,425	3,190,680	5,172,281
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	2,679,389	4,870	(1,503,706)	1,175,683
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	766,780	1,325	(446,908)	319,872
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	462,598	805	(268,260)	194,338
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	3,265,973	5,745	(1,879,053)	1,386,920
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	22,280	95	654	22,934
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.
10/12/52	69,050	960	162,707	231,757

	$38,119,407	$116,585	$(9,784,572)	$28,334,835

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s)[b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 1.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the Japanese Government Bond, 2.00%, due 03/21/22. Counterparty: Goldman Sachs Group, Inc.
03/20/16	A	$(20,963)	$10,000	$(132,171)	$(153,134)
The Fund receives a fixed rate equal to 1.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the Japanese Government Bond, 2.00%, due 03/21/22. Counterparty: Morgan Stanley
03/20/16	A	(142,454)	50,000	(623,218)	(765,672)
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays Capital, Inc.
09/20/16	A+	(1,392,537)	25,000	(432,605)	(1,825,142)
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Morgan Stanley
09/20/16	A	(2,785,961)	50,000	(864,323)	(3,650,284)
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Morgan Stanley
09/20/16	A	(3,339,826)	50,000	(310,458)	(3,650,284)

		$(7,681,741)	$185,000	$(2,362,775)	$(10,044,516)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	$(1,547,033)	$25,000	$(723,081)	$(2,270,114)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: JPMorgan Chase & Co.
06/20/16	(1,930,631)	25,000	(339,483)	(2,270,114)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: Barclays Capital, Inc.
08/25/37	(9,160,392)	14,272	(148,153)	(9,308,545)
The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 01/25/38. Counterparty: JPMorgan Chase & Co.
08/25/37	(15,267,321)	23,787	(246,921)	(15,514,242)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	(13,105,575)	21,566	(869,327)	(13,974,902)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
01/25/38	(6,638,930)	10,297	(33,771)	(6,672,701)

See accompanying notes to Schedule of Portfolio Investments.

70 / Semi-Annual Report September 2011

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation/ (Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
01/25/38	$(6,441,809)	$9,715	$146,808	$(6,295,001)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.
01/25/38	(14,600,000)	24,287	(1,137,503)	(15,737,503)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.
01/25/38	(14,571,596)	24,287	(1,165,907)	(15,737,503)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Morgan Stanley
01/25/38	(6,239,701)	9,715	(62,231)	(6,301,932)

	$(89,502,988)	$187,926	$(4,579,569)	$(94,082,557)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[b]	Appreciation	Value[c]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $735,540 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(735,540)	$63,960	$428,532	$(307,008)

	$(735,540)	$63,960	$428,532	$(307,008)

a	Using Standard & Poor’s rating of the issuer.

b

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

c

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1] Cost for federal income tax purposes is $16,745,757,951 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$712,419,976
Gross unrealized depreciation	(324,219,593)

Net unrealized appreciation	$388,200,383

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at September 30, 2011.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2011, was $1,970,758,905, representing 12.42% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $41,786,753, which is 0.26% of total net assets.
[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Non-income producing security.
[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/05/10	Caesars Entertainment Operating Co., Inc., Term Loan B1, 3.25%, 01/28/15	$1,798,221	$1,684,376	0.01%
06/24/10	Caesars Entertainment Operating Co., Inc., Term Loan B2, 3.25%, 01/28/15	34,110,546	31,741,446	0.20%
06/27/07	Cengage Learning Acquisitions, Inc., Term Loan, 2.49%, 07/03/14	1,912,411	1,523,656	0.01%
04/15/11	Delta Air Lines, Inc., Term Loan B, 5.50%, 04/20/17	3,442,648	3,211,950	0.02%
01/05/09	Dex Media West LLC, Term Loan, 7.00%, 10/24/14	1,194,629	1,109,240	0.01%
10/10/07	HCA, Inc., Term Loan B3, 3.62%, 05/01/18	20,545,360	19,742,746	0.13%
12/17/10	Intelsat Jackson Holdings, Term Loan B, 5.26%, 04/02/18	15,888,171	15,404,720	0.09%
09/02/10	Kelson Holdings LLC 2nd Lien (PIK), 6.87%, 03/08/14	205,082	200,524	0.00%
10/31/07	Texas Competitive Electric Holdings Co. LLC, 4.75%, 10/10/17	3,114,093	2,202,703	0.01%

		$82,211,161	$76,821,361	0.48%

[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2011.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents annualized yield at date of purchase.
[12]	Represents the current yield as of September 30, 2011.
[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $97,927,000.
[14]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $3,399,966.
†

Fair valued security. The aggregate value of fair valued securities is $41,598,083, which is 0.26% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

See accompanying notes to Schedule of Portfolio Investments. Semi-Annual Report September 2011 / 71

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

(YCD): Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

72 / Semi-Annual Report September 2011

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.71%
CORPORATES — 81.44%*
Automotive — 3.06%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.25%	06/15/21	[2]	$4,100,000	$3,177,500
Cooper Standard Automotive, Inc.
8.50%	05/01/18		9,900,000	10,197,000
Goodyear Tire & Rubber Co.
8.25%	08/15/20		20,110,000	20,461,925
8.75%	08/15/20		2,500,000	2,587,500
Tenneco, Inc.
6.88%	12/15/20		6,700,000	6,532,500
8.12%	11/15/15		2,125,000	2,188,750
UCI International, Inc. (WI)
8.62%	02/15/19		4,777,000	4,454,553
Visteon Corp.
6.75%	04/15/19	[2]	2,600,000	2,437,500

				52,037,228

Banking — 2.87%
Ally Financial, Inc.
2.53%	12/01/14	[3]	2,553,000	2,193,716
8.00%	03/15/20		3,250,000	3,016,390
Ally Financial, Inc. (WI)
7.50%	09/15/20		3,450,000	3,135,187
BAC Capital Trust XV
1.13%	06/01/56	[3]	7,000,000	4,056,841
Bank of America N.A. (BKNT)
0.65%	06/15/17	[3]	2,000,000	1,473,302
BankAmerica Capital III
0.82%	01/15/27	[3]	2,700,000	1,686,348
Chase Capital III, Series C
0.88%	03/01/27	[3]	3,000,000	2,379,513
Chase Capital VI
0.88%	08/01/28	[3]	1,000,000	787,903
Credit Suisse AG/Guernsey, Series 1 (Switzerland)
0.98%	05/29/49	[3,4]	6,695,000	4,377,994
First Chicago NBD Institutional Capital I
0.80%	02/01/27	[3]	540,000	428,768
Fleet Capital Trust V
1.35%	12/18/28	[3]	3,750,000	2,406,330
Nationsbank Cap Trust III
0.80%	01/15/27	[3]	9,042,000	5,605,416
Provident Funding Associates LP/PFG Finance Corp.
10.25%	04/15/17	[2]	17,795,000	17,350,125

				48,897,833

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 12.25%
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19		$11,310,000	$11,027,250
7.00%	01/15/19	[2]	5,000,000	4,912,500
7.88%	04/30/18		2,400,000	2,454,000
CCO Holdings LLC/CCO Holdings Capital Corp. (WI)
8.12%	04/30/20		4,002,000	4,202,100
Cengage Learning Acquisitions, Inc.
10.50%	01/15/15	[2]	12,357,000	7,970,265
Cequel Communications Holdings I LLC and Cequel Capital Corp.
8.62%	11/15/17	[2]	27,150,000	26,878,500
Clearwire Communications LLC/Clearwire Finance, Inc.
8.25%	12/01/40	[2]	4,650,000	2,306,865
12.00%	12/01/15	[2]	4,500,000	3,825,000
GCI, Inc. (WI)
8.62%	11/15/19		8,660,000	9,071,350
Intelsat Jackson Holdings SA (Luxembourg)
7.25%	04/01/19	[2,4]	1,400,000	1,309,000
Intelsat Jackson Holdings SA (PIK) (Luxembourg)
8.50%	11/01/19	[4]	6,935,000	6,865,650
Intelsat Luxembourg SA (PIK) (Luxembourg)
11.50%	02/04/17	[2,4]	8,655,000	7,335,113
Intelsat Luxembourg SA (PIK) (WI) (Luxembourg)
11.25%	02/04/17	[4]	4,000,000	3,480,000
11.50%	02/04/17	[4]	14,148,018	12,202,666
iPCS, Inc. (PIK)
3.50%	05/01/14		9,000,000	7,875,000
Level 3 Financing, Inc.
4.20%	02/15/15	[3]	17,800,000	15,041,000
8.75%	02/15/17		11,365,000	10,455,800
McClatchy Co.
11.50%	02/15/17		17,405,000	15,185,863
ProQuest LLC/ProQuest Notes Co.
9.00%	10/15/18	[2]	3,000,000	2,782,500
Sprint Nextel Corp.
6.00%	12/01/16		12,595,000	10,894,675
Univision Communications, Inc.
6.88%	05/15/19	[2]	4,900,000	4,385,500
7.88%	11/01/20	[2]	2,000,000	1,850,000
Visant Corp.
10.00%	10/01/17		15,075,000	14,019,750
Windstream Corp.
7.75%	10/15/20		1,700,000	1,666,000
7.88%	11/01/17		14,575,000	14,830,063

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 73

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Windstream Corp. (WI)
8.12%	09/01/18		$5,545,000	$5,794,525

				208,620,935

Consumer Discretionary — 2.77%
American Achievement Corp.
10.88%	04/15/16	[2]	8,000,000	6,260,000
Cott Beverages, Inc.
8.12%	09/01/18		4,055,000	4,156,375
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
7.12%	04/15/19	[2]	5,000,000	4,675,000
7.88%	08/15/19	[2]	6,150,000	5,965,500
9.00%	04/15/19	[2]	15,750,000	13,348,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand)
6.88%	02/15/21	[2,4]	4,000,000	3,670,000
8.25%	02/15/21	[2,4]	5,920,000	4,676,800
Spectrum Brands Holdings, Inc.
9.50%	06/15/18		4,200,000	4,494,000

				47,245,800

Electric — 10.31%
AES Red Oak LLC, Series A (PIK)
8.54%	11/30/19		2,342,469	2,412,743
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[2]	7,190,000	7,405,700
Coso Geothermal Power Holdings
7.00%	07/15/26	[2]	6,414,055	4,708,795
Dynegy Holdings, Inc.
7.50%	06/01/15		8,350,000	5,385,750
Dynegy Roseton/Danskammer Pass Through Trust Series B, Series B
7.67%	11/08/16		20,346,000	11,190,300
Edison Mission Energy
7.00%	05/15/17		32,510,000	19,506,000
7.20%	05/15/19		5,890,000	3,386,750
Energy Future Holdings Corp., Series Q
6.50%	11/15/24		9,600,000	3,696,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.
10.00%	12/01/20		5,781,000	5,665,380
FPL Energy National Wind Portfolio LLC
6.12%	03/25/19	[2]	3,837,630	3,748,320
GenOn Americas Generation LLC
8.50%	10/01/21		27,415,000	23,713,975
9.12%	05/01/31		6,400,000	5,408,000
GenOn REMA LLC, Series B
9.24%	07/02/17		2,060,114	2,111,617

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20		$1,583,571	$1,662,750
Mirant Mid Atlantic Pass Through Trust B, Series B
9.12%	06/30/17		3,577,658	3,649,211
Mirant Mid Atlantic Pass Through Trust C, Series C
10.06%	12/30/28		7,097,735	7,452,622
NRG Energy, Inc.
7.38%	01/15/17		150,000	155,437
7.62%	01/15/18	[2]	33,570,000	31,387,950
7.62%	05/15/19	[2]	1,680,000	1,587,600
7.88%	05/15/21	[2]	14,000,000	12,810,000
PNM Resources, Inc.
9.25%	05/15/15		7,525,000	8,352,750
Puget Energy, Inc. (WI)
6.50%	12/15/20		5,000,000	5,081,250
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
11.50%	10/01/20	[2]	4,575,000	3,682,875
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Series A
10.25%	11/01/15		3,500,000	1,330,000

				175,491,775

Energy — 14.93%
Allis-Chalmers Energy, Inc.
8.50%	03/01/17		7,095,000	6,988,575
Alpha Appalachia Holdings, Inc.
3.25%	08/01/15		17,100,000	15,240,375
Alta Mesa Holdings/Alta Mesa Finance Services Corp. (WI)
9.62%	10/15/18		7,750,000	7,168,750
Arch Coal, Inc.
7.00%	06/15/19	[2]	7,150,000	6,828,250
7.25%	10/01/20		1,250,000	1,206,250
Arch Coal, Inc. (WI)
8.75%	08/01/16		3,780,000	3,950,100
Chaparral Energy, Inc.
8.88%	02/01/17		27,094,000	25,739,300
9.88%	10/01/20		3,750,000	3,656,250
Chesapeake Energy Corp.
2.25%	12/15/38		24,910,000	21,193,976
2.50%	05/15/37		6,250,000	5,984,375
Milagro Oil & Gas
10.50%	05/15/16	[2]	12,000,000	9,660,000
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[4,5,6]	12,822,000	8,013,750
8.25%	12/15/14	[4,5,6]	8,950,000	5,660,875

See accompanying notes to Schedule of Portfolio Investments.

74 / Semi-Annual Report September 2011

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Parker Drilling Co.
9.12%	04/01/18		$9,757,000	$9,903,355
Penn Virginia Corp.
10.38%	06/15/16		5,250,000	5,525,625
Quicksilver Resources, Inc.
8.25%	08/01/15		18,425,000	17,595,875
9.12%	08/15/19		1,260,000	1,203,300
11.75%	01/01/16		7,700,000	8,354,500
Sabine Pass LNG LP
7.25%	11/30/13		21,950,000	21,346,375
7.50%	11/30/16		28,080,000	26,395,200
Southern Union Co.
7.20%	11/01/66	[3]	48,797,000	41,477,450
Tesoro Corp.
9.75%	06/01/19		1,000,000	1,085,000

				254,177,506

Entertainment — 1.52%
Live Nation Entertainment, Inc.
8.12%	05/15/18	[2]	3,150,000	3,024,000
Pinnacle Entertainment, Inc. (WI)
8.62%	08/01/17		2,600,000	2,632,500
Regal Cinemas Corp.
8.62%	07/15/19		12,650,000	12,887,188
Regal Entertainment Group
9.12%	08/15/18		7,425,000	7,387,875

				25,931,563

Finance — 5.96%
Alta Wind Holdings LLC
7.00%	06/30/35	[2]	2,407,459	2,661,533
Astoria Depositor Corp.
8.14%	05/01/21	[2]	7,000,000	6,230,000
BankBoston Capital Trust III
1.10%	06/15/27	[3]	4,490,000	2,852,492
BankBoston Capital Trust IV
0.94%	06/08/28	[3]	4,900,000	2,949,511
Barnett Capital III
0.88%	02/01/27	[3]	6,265,000	3,932,008
Bumble Bee Acquisition Corp.
9.00%	12/15/17	[2]	5,000,000	4,825,000
Capital One Capital V
10.25%	08/15/39		3,875,000	3,957,344
Chase Capital II, Series B
0.75%	02/01/27	[3]	11,790,000	9,316,831
CIT Group, Inc.
6.62%	04/01/18	[2]	9,650,000	9,354,469
7.00%	05/01/15	[2]	3,500,000	3,478,125
7.00%	05/02/16	[2]	11,190,000	10,714,425

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Citigroup, Inc.
0.86%	08/25/36	[3]	$9,460,000	$6,220,887
Community Choice Financial, Inc.
10.75%	05/01/19	[2]	6,530,000	6,497,350
General Electric Capital Corp. (MTN)
0.77%	08/15/36	[3]	10,480,000	8,223,425
JPMorgan Chase Capital XIII, Series M
1.32%	09/30/34	[3]	5,917,000	4,613,124
JPMorgan Chase Capital XXI, Series U
1.21%	02/02/37	[3]	4,750,000	3,423,365
MBNA Capital B, Series B
1.05%	02/01/27	[3]	9,550,000	6,204,115
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	6,850,000	6,096,500

				101,550,504

Food — 0.57%
JBS USA LLC/JBS USA Finance, Inc.
7.25%	06/01/21	[2]	8,475,000	7,034,250
11.62%	05/01/14		2,500,000	2,700,000

				9,734,250

Gaming — 2.45%
Boyd Gaming Corp.
7.12%	02/01/16		9,250,000	6,845,000
CityCenter Holdings LLC/CityCenter Finance Corp.
7.62%	01/15/16	[2]	10,150,000	9,490,250
Marina District Finance Co., Inc.
9.50%	10/15/15		26,600,000	23,940,000
MGM Resorts International
9.00%	03/15/20		1,350,000	1,390,500

				41,665,750

Health Care — 7.13%
Accellent, Inc.
8.38%	02/01/17		20,228,000	19,368,310
Alere, Inc.
7.88%	02/01/16		1,000,000	950,000
9.00%	05/15/16		4,779,000	4,587,840
CHS/Community Health Systems, Inc.
8.88%	07/15/15		5,961,000	5,841,780
ConvaTec Healthcare E SA (Luxembourg)
10.50%	12/15/18	[2,4]	7,000,000	6,230,000
HCA, Inc.
6.50%	02/15/20		20,000	19,550
7.25%	09/15/20		4,520,000	4,587,800
7.50%	12/15/23		3,965,000	3,588,325
8.00%	10/01/18		4,200,000	4,126,500

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 75

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
HCA, Inc. (WI)
7.88%	02/15/20		$17,000,000	$17,680,000
8.50%	04/15/19		1,339,000	1,412,645
Tenet Healthcare Corp.
6.88%	11/15/31		20,600,000	15,553,000
10.00%	05/01/18		7,450,000	8,101,875
Universal Health Services, Inc.
7.00%	10/01/18		8,250,000	7,961,250
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.
7.75%	02/01/19		11,145,000	10,002,638
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. (WI)
8.00%	02/01/18		12,280,000	11,297,600
Vanguard Health Systems, Inc.
0.00%	02/01/16	[7]	160,000	102,400

				121,411,513

Homebuilding — 0.64%
K Hovnanian Enterprises, Inc.
10.62%	10/15/16		10,000,000	7,550,000
Shea Homes LP/Shea Homes Funding Corp.
8.62%	05/15/19	[2]	4,000,000	3,290,000

				10,840,000

Industrials — 5.22%
American Reprographics Co.
10.50%	12/15/16		12,000,000	10,860,000
Ardagh Packaging Finance Plc (Ireland)
7.38%	10/15/17	[2,4]	3,971,000	3,812,160
9.12%	10/15/20	[2,4]	11,835,000	10,947,375
Berry Plastics Corp.
5.00%	02/15/15	[3]	5,470,000	5,087,100
8.25%	11/15/15		3,250,000	3,323,125
BWAY Holding Co.
10.00%	06/15/18		2,255,000	2,379,025
BWAY Parent Co., Inc. (PIK)
10.12%	11/01/15		10,822,825	10,498,140
Casella Waste Systems, Inc.
7.75%	02/15/19	[2]	3,300,000	3,118,500
Maxim Crane Works LP
12.25%	04/15/15	[2]	12,775,000	11,050,375
Packaging Dynamics Corp.
8.75%	02/01/16	[2]	9,780,000	9,755,550
Polymer Group, Inc.
7.75%	02/01/19	[2]	4,375,000	4,385,937
Reddy Ice Corp. (WI)
11.25%	03/15/15		14,950,000	13,716,625

				88,933,912

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology — 0.23%
First Data Corp.
7.38%	06/15/19	[2]	$655,000	$597,687
8.88%	08/15/20	[2]	3,500,000	3,307,500

				3,905,187

Insurance — 0.42%
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	7,250,000	7,122,675

Materials — 1.38%
FMG Resources August 2006 Pty Ltd. (Australia)
7.00%	11/01/15	[2,4]	525,000	490,875
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
8.88%	02/01/18		3,000,000	2,490,000
NewPage Corp.
6.50%	05/01/12	[5,6]	3,000,000	345,000
10.00%	05/01/12	[5,6]	20,533,000	2,463,960
Sappi Papier Holding GmbH (Austria)
6.62%	04/15/21	[2,4]	14,310,000	12,235,050
Verso Paper Holdings LLC/Verso Paper, Inc.
8.75%	02/01/19		3,750,000	2,606,250
Verso Paper Holdings LLC/Verso Paper, Inc., Series B
4.00%	08/01/14	[3]	3,737,000	2,868,147

				23,499,282

Retail — 1.49%
Sears Holdings Corp.
6.62%	10/15/18		30,650,000	25,286,250

Services — 1.83%
Mobile Mini, Inc.
6.88%	05/01/15		7,900,000	7,781,500
Mobile Mini, Inc. (WI)
7.88%	12/01/20		1,250,000	1,206,250
Neff Rental LLC/Neff Finance Corp.
9.62%	05/15/16	[2]	11,500,000	10,177,500
Service Corp. International/US
7.00%	05/15/19		570,000	578,550
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding
10.25%	12/01/17		11,925,000	11,448,000

				31,191,800

Transportation — 6.41%
ACL I Corp. (PIK)
10.62%	02/15/16	[2]	12,619,088	9,905,984
Air Canada (Canada)
9.25%	08/01/15	[2,4]	22,155,000	21,158,025

See accompanying notes to Schedule of Portfolio Investments.

76/ Semi-Annual Report September 2011

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
American Airlines, Inc.
7.50%	03/15/16	[2]	$29,925,000	$25,885,125
Commercial Barge Line Co. (WI)
12.50%	07/15/17		2,975,000	3,175,813
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		6,657,596	6,224,852
Continental Airlines Pass-Through Trust, Series 2009, Class 1
9.00%	07/08/16		1,550,508	1,709,435
Continental Airlines, Inc.
6.75%	09/15/15	[2]	3,250,000	3,136,250
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		11,291,388	11,122,017
Delta Air Lines Pass-Through Trust, Series 2009, Class B1
9.75%	12/17/16		1,739,368	1,791,549
Florida East Coast Railway Corp. (WI)
8.12%	02/01/17		3,750,000	3,665,625
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.66%	08/15/16	[3]	1,964,940	1,838,954
RailAmerica, Inc.
9.25%	07/01/17		7,829,000	8,514,038
United Air Lines, Inc.
9.88%	08/01/13	[2]	8,529,000	8,720,903
US Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		2,500,000	2,279,687

				109,128,257

Total Corporates (Cost $1,504,720,698)				1,386,672,020

BANK LOANS — 8.67%*
Automotive — 1.11%
Chrysler Group LLC, Term Loan 1
6.00%	05/24/17	[3,8]	21,446,250	18,881,641

Communications — 0.99%
Cengage Learning Acquisitions, Inc., Term Loan
2.49%	07/03/14	[3,8]	5,735,065	4,551,181
Dex Media West LLC, Term Loan
7.00%	10/24/14	[3,8]	4,002,274	2,741,558
Intelsat Jackson Holdings, Term Loan B
5.26%	04/02/18	[3,8]	1,995,000	1,925,590

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
RH Donnelley, Inc., Term Loan
9.00%	10/24/14	[3,8]	$461,224	$214,469
SuperMedia, Inc., Term Loan 1 (PIK)
10.82%	12/31/15	[3,8]	2,358,871	1,058,121
Univision Communications, Inc., 1st Lien Strip
4.49%	03/31/17	[3,8]	7,422,494	6,324,581

				16,815,500

Electric — 2.24%
Boston Generating LLC, Term Loan 1st Lien
0.01%	12/20/13	[3,8]	254,344	64,858
Entegra Holdings LLC
0.00%	10/19/15	[3]	20,108,815	12,517,738
Texas Competitive Electric Holdings Co. LLC
4.75%	10/10/17	[3,8]	38,022,569	25,605,843

				38,188,439

Energy — 1.62%
MACH Gen LLC, Term Loan 2nd Lien (PIK)
7.83%	02/15/15	[3,8]	41,147,155	27,650,888

Finance — 0.10%
Kelson Holdings LLC 2nd Lien (PIK)
6.87%	03/08/14	[3,8]	1,751,738	1,694,807

Gaming — 2.05%
Caesars Entertainment Operating Co., Inc., Term Loan B1
3.25%	01/28/15	[3,8]	3,000,000	2,526,564
Caesars Entertainment Operating Co., Inc., Term Loan B2
3.25%	01/28/15	[3,8]	33,500,000	28,167,906
Caesars Entertainment Operating Co., Inc., Term Loan B3
3.25%	01/28/15	[3]	4,920,262	4,142,246

				34,836,716

Health Care — 0.02%
HCA, Inc., Term Loan B3
3.62%	05/01/18	[3,8]	461,267	434,673

Information Technology — 0.24%
First Data Corp., Term Loan
4.23%	03/24/18	[3,8]	4,428,192	3,657,412
First Data Corp., Term Loan B1
2.98%	09/24/14	[3,8]	471,249	414,051

				4,071,463

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 77

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Transportation — 0.30%
Delta Air Lines, Inc., Term Loan B
5.50%	04/20/17	[3,8]	$5,486,250	$5,047,350

Total Bank Loans (Cost $168,011,475)				147,621,477

MORTGAGE-BACKED — 0.53%**
Non-Agency Mortgage-Backed — 0.53%
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20	[2,4,9]	2,890	29
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC4, Class A2B
0.38%	05/25/37	[3]	4,900,000	2,936,231
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
1.14%	10/25/47	[3]	574,091	409,113
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A23
0.38%	07/25/36	[3]	3,871,998	2,279,793
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.34%	10/25/36	[3]	3,800,000	3,102,940
Home Equity Asset Trust, Series 2007-1, Class 2A1
0.30%	05/25/37	[3]	82,873	80,042
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.46%	02/25/37	[3]	386,282	128,882

				8,937,030

U.S. Agency Mortgage-Backed — 0.00%
Fannie Mae, Series 1993-225, Class SG
26.46%	12/25/13	[3]	24,929	29,636
Government National Mortgage Association, Series 2003-28, Class LI (IO)
5.50%	02/20/32		13,848	491

				30,127

Total Mortgage-Backed (Cost $6,269,559)				8,967,157

MUNICIPAL BONDS — 0.07%*
New York — 0.07%
New York City Industrial Development Agency
11.00%	03/01/29	[2]	1,067,000	1,303,511

Total Municipal Bonds (Cost $1,312,831)

				Value
Total Bonds – 90.71% (Cost $1,680,314,563)				$1,544,564,165

Issues	Maturity Date		Principal Amount	Value
PREFERRED STOCK — 0.75%
Finance — 0.75%
Citigroup Capital XIII
0.05%			$481,100	12,705,851

Total Preferred Stock (Cost $13,145,577)
SHORT-TERM INVESTMENTS — 4.99%
Commercial Paper — 1.69%
Credit Suisse New York
0.27%[10]	11/02/11		11,585,000	11,582,396
National Rural Utilities Cooperative Finance Corp.
0.10%[10]	10/03/11		17,210,000	17,210,000

				28,792,396

Money Market Fund — 2.40%
BlackRock Liquidity Funds TempFund Portfolio
0.09%[11]			11,724,000	11,724,000
Dreyfus Cash Advantage Fund
0.09%[11]			3,463,000	3,463,000
DWS Money Market Series-Institutional
0.06%[11]			2,161,000	2,161,000
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio
0.07%[11]			16,929,000	16,929,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[11,12]			6,600,000	6,600,000

				40,877,000

U.S. Agency Discount Notes — 0.47%
Fannie Mae
0.04%[10]	02/06/12		8,000,000	7,999,720

U.S. Treasury Bills — 0.43%
U.S. Treasury Bills
0.01%[10]	11/10/11	[13]	7,390,000	7,389,924

Total Short-Term Investments (Cost $85,058,210)				85,059,040

See accompanying notes to Schedule of Portfolio Investments.

78 / Semi-Annual Report September 2011

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Value
Total Investments – 96.45% (Cost $1,778,518,350)[1]	$1,642,329,056

Cash and Other Assets, Less Liabilities – 3.55%	60,383,116

Net Assets – 100.00%	$1,702,712,172

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
834	U.S. Treasury 30 Year Long Bond, Expiration December 2011	$(5,305,487)

	Net unrealized depreciation	$(5,305,487)

Expiration Date	Premiums Paid	Notional Amount (000’s) [a]	Appreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	$12,845	$300	$20,813	$33,658
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	12,631	295	20,466	33,097

	$25,476	$595	$41,279	$66,755

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [a]	(Depreciation)	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	$2,934	$5,000	$(456,957)	$(454,023)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	(2,958)	5,000	(451,065)	(454,023)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	(302,828)	10,000	(605,217)	(908,045)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: CS First Boston
06/20/16	(1,547,034)	25,000	(723,080)	(2,270,114)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [a]	(Depreciation)	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: JPMorgan Chase & Co.
06/20/16	$(2,958)	$5,000	$(451,065)	$(454,023)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: JPMorgan Chase & Co.
06/20/16	250,291	20,000	(2,066,382)	(1,816,091)
The Fund receives a fixed rate equal to 5.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series NA HY 16, due 06/20/16. Counterparty: Morgan Stanley
06/20/16	(619,862)	10,000	(288,184)	(908,046)

	$(2,222,415)	$80,000	$(5,041,950)	$(7,264,365)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,778,995,351 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$19,927,757
Gross unrealized depreciation	(156,594,052)

Net unrealized depreciation	$(136,666,295)

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2011, was $432,972,196, representing 25.43% of total net assets.

[3]	Floating rate security. The rate disclosed was in effect at September 30, 2011.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Security is currently in default with regard to scheduled interest or principal payments.
[6]	Non-income producing security.
[7]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2011.
[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
12/08/09	Boston Generating LLC, Term Loan 1st Lien, 0.01%, 12/20/13	$215,436	$64,858	0.00%
10/05/10	Caesars Entertainment Operating Co., Inc., Term Loan B1, 3.25%, 01/28/15	2,697,332	2,526,564	0.15%

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 79

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/09/09	Caesars Entertainment Operating Co., Inc., Term Loan B2, 3.25%, 01/28/15	$30,561,665	$28,167,906	1.66%
07/29/11	Cengage Learning Acquisitions, Inc., Term Loan, 2.49%, 07/03/14	4,977,700	4,551,181	0.27%
05/19/11	Chrysler Group LLC, Term Loan 1, 6.00%, 05/24/17	21,022,222	18,881,641	1.11%
04/15/11	Delta Air Lines, Inc., Term Loan B, 5.50%, 04/20/17	5,409,875	5,047,350	0.30%
01/13/09	Dex Media West LLC, Term Loan, 7.00%, 10/24/14	3,332,037	2,741,558	0.16%
01/28/09	First Data Corp., Term Loan, 4.23%, 03/24/18	3,727,669	3,657,412	0.22%
05/21/10	First Data Corp., Term Loan B1, 2.98%, 09/24/14	418,537	414,051	0.02%
06/22/09	HCA, Inc., Term Loan B3, 3.62%, 05/01/18	447,010	434,673	0.02%
12/17/10	Intelsat Jackson Holdings, Term Loan B, 5.26%, 04/02/18	1,986,021	1,925,590	0.12%
01/11/11	Kelson Holdings LLC 2nd Lien (PIK), 6.87%, 03/08/14	1,672,604	1,694,807	0.10%
01/08/09	MACH Gen LLC, Term Loan 2nd Lien (PIK), 7.83%, 02/15/15	33,090,069	27,650,888	1.62%
01/11/10	RH Donnelley, Inc., Term Loan, 9.00%, 10/24/14	450,504	214,469	0.01%
01/29/10	SuperMedia, Inc., Term Loan 1 (PIK), 10.82%, 12/31/15	2,073,122	1,058,121	0.06%
06/11/09	Texas Competitive Electric Holdings Co. LLC, 4.75%, 10/10/17	31,141,033	25,605,843	1.50%
09/27/10	Univision Communications, Inc., 1st Lien Strip, 4.49%, 03/31/17	6,933,532	6,324,581	0.37%

		$150,156,368	$130,961,493	7.69%

[9]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $29, which is 0.00% of total net assets.
[10]	Represents annualized yield at date of purchase.
[11]	Represents the current yield as of September 30, 2011.
[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $6,600,000.
[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $2,594,974.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(BKNT):	Banker’s Note, Inc.
(IO):	Interest only
(MTN):	Medium-term note
(PIK):	Payment in kind
(WI):	When issued

See accompanying notes to Schedule of Portfolio Investments.

80 / Semi-Annual Report September 2011

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS — 99.18%
ASSET-BACKED SECURITIES — 16.23%**
Aerco Ltd., Series 2A, Class A3 (United Kingdom)
0.69%	07/15/25	[2,3,4]	$2,328,915	$1,746,689
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.49%	06/14/37	[3,4]	1,041,784	921,979
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.53%	11/14/33	[2,3,4]	1,174,789	1,033,814
CIT Education Loan Trust, Series 2007-1, Class A
0.45%	03/25/42	[3,4]	2,143,667	1,962,469
Crystal River, Series 2005-1A, Class A (Cayman Islands)
0.69%	03/02/46	[2,3,4]	470,845	56,796
EFS Volunteer LLC, Series 2010-1, Class A2
1.10%	10/25/35	[3,4]	800,000	761,723
GE Business Loan Trust, Series 2003-2A, Class A
0.60%	11/15/31	[3,4]	1,062,642	987,671
GE Business Loan Trust, Series 2004-1, Class A
0.52%	05/15/32	[3,4]	1,067,537	996,767
GE Business Loan Trust, Series 2004-2A, Class A
0.45%	12/15/32	[3,4]	666,311	577,765
GE Business Loan Trust, Series 2005-1A, Class A3
0.48%	06/15/33	[3,4]	1,471,906	1,244,296
GE Business Loan Trust, Series 2005-2A, Class A
0.47%	11/15/33	[3,4]	1,333,435	1,122,362
GE Corporate Aircraft Financing LLC, Series 2005-1A, Class B
0.88%	08/26/19	[3,4]	432,810	398,185
GE Corporate Aircraft Financing LLC, Series 2005-1A, Class C
1.54%	08/26/19	[3,4]	953,000	862,465
GE Seaco Finance SRL, Series 2004-1A, Class A (Barbados)
0.53%	04/17/19	[2,3,4]	310,000	301,654
GE Seaco Finance SRL, Series 2005-1A, Class A (Barbados)
0.48%	11/17/20	[2,3,4]	531,250	510,326
Genesis Funding Ltd., Series 2006-1A, Class G1 (Bermuda)
0.47%	12/19/32	[2,3,4]	1,026,919	906,416
Green Tree Recreational Equipment & Consumer Trust, Series 1996-C, Class CTFS
7.65%	10/15/17		369	338
Lease Investment Flight Trust, Series 1, Class A1
0.62%	07/15/31	[3]	400,000	262,000

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Lease Investment Flight Trust, Series 1, Class A2
0.66%	07/15/31	[3]	$2,300,000	$1,496,426
North Carolina State Education Authority 2011-1 A3
1.15%	10/25/41	[3]	2,650,000	2,431,614
Northstar Education Finance, Inc., Student Loan Asset Backed Notes, Series 2007-1
0.31%	01/29/46	[3]	2,250,000	2,035,730
PAMCO CLO, Series 1998-1A, Class B2 (Cayman Islands)
1.60%	12/31/11	2,3,4,5,†	422,840	8,457
Peach Finance Co. 2000 A
4.71%	04/15/48	[4]	752,885	784,882
TAL Advantage LLC 2006-1 NOTE
0.42%	04/20/21	[3,4]	275,000	250,509
TAL Advantage LLC, Series 2010-2A, Class A
4.30%	10/20/25	[4]	467,792	444,612
TAL Advantage LLC, Series 2011-1A, Class A
4.60%	01/20/26	[4]	233,333	233,713
TAL Advantage LLC, Series 2011-2A, Class A
4.31%	05/20/26	[4]	483,333	491,848
Textainer Marine Containers Ltd., Series 2005-1A, Class A (Bermuda)
0.48%	05/15/20	[2,3,4]	412,500	383,934
Textainer Marine Containers Ltd., Series 2011-1A, Class A (Bermuda)
4.70%	06/15/26	[2,4]	1,218,750	1,227,646
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A
8.00%	07/06/14	4,5,†	475,000	474,997
Triton Container Finance LLC, Series 2006-1A NOTE
0.40%	11/26/21	[3,4]	658,750	600,926
Triton Container Finance LLC, Series 2007-1A NOTE
0.37%	02/26/19	[3,4]	459,115	427,308
US Education Loan Trust IV LLC, Series 2006-1, Class A4
0.31%	03/01/41	4,†	900,000	746,995
US Education Loan Trust LLC, Series 2006-2A, Class A1
0.51%	03/01/31	[3,4]	2,800,000	2,497,099

Total Asset-Backed Securities
(Cost $30,408,474)				29,190,411

CORPORATES — 24.57%*
Banking — 4.45%
BAC Capital Trust XV
1.13%	06/01/56[3]		2,000,000	1,159,097
Chase Capital VI
0.88%	08/01/28[3]		1,000,000	787,902

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 81

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Credit Suisse AG/Guernsey, Series 1 (Switzerland)
0.98%	05/29/49	[2,3]	$4,900,000	$3,204,208
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[3,4]	1,000,000	680,000
Fleet Capital Trust V
1.35%	12/18/28	[3]	950,000	609,604
Nationsbank Cap Trust III
0.80%	01/15/27	[3]	1,000,000	619,931
NB Capital Trust IV
8.25%	04/15/27		1,010,000	944,350

				8,005,092

Communications — 2.38%
CCH II LLC/CCH II Capital Corp.
13.50%	11/30/16		525,000	601,782
CSC Holdings LLC
8.50%	06/15/15		2,360,000	2,495,700
Nextel Communications, Inc., Series C
5.95%	03/15/14		1,250,000	1,175,000

				4,272,482

Electric — 3.03%
Calpine Construction Finance Co. LP and CCFC Finance Corp.
8.00%	06/01/16	[4]	1,875,000	1,931,250
Dynegy Roseton/Danskammer Pass Through Trust Series B, Series B
7.67%	11/08/16		1,175,000	646,250
GenOn REMA LLC, Series B
9.24%	07/02/17		1,980,879	2,030,401
NRG Energy, Inc.
7.88%	05/15/21	[4]	915,000	837,225

				5,445,126

Energy — 3.51%
Arch Coal, Inc.
7.00%	06/15/19	[4]	650,000	620,750
Sabine Pass LNG LP
7.25%	11/30/13		3,930,000	3,821,925
Southern Union Co.
7.20%	11/01/66	[3]	2,200,000	1,870,000

				6,312,675

Finance — 6.44%
Astoria Depositor Corp.
8.14%	05/01/21	[4]	1,200,000	1,068,000
Barnett Capital III
0.88%	02/01/27	[3]	1,000,000	627,615

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Chase Capital II, Series B
0.75%	02/01/27	[3]	$3,144,000	$2,484,488
CIT Group, Inc.
6.62%	04/01/18	[4]	1,195,000	1,158,403
Citigroup, Inc.
0.86%	08/25/36	[3]	3,350,000	2,202,957
General Electric Capital Corp. (MTN)
0.65%	05/05/26	[3]	2,319,000	1,863,518
0.77%	08/15/36	[3]	1,000,000	784,678
JPMorgan Chase Capital XXIII
1.29%	05/15/47	[3]	200,000	135,380
Prudential Holdings LLC
8.70%	12/18/23	[4]	1,000,000	1,264,453

				11,589,492

Health Care — 0.77%
CHS/Community Health Systems, Inc.
8.88%	07/15/15		485,000	475,300
HCA, Inc. (WI)
7.88%	02/15/20		870,000	904,800

				1,380,100

Insurance — 0.63%
Farmers Exchange Capital
7.05%	07/15/28	[4]	1,000,000	1,126,309

Real Estate Investment Trust (REIT) — 0.31%
HCP, Inc.
7.07%	06/08/15		500,000	549,767

Transportation — 3.05%
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[2,4]	618,800	609,518
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		2,578,578	2,410,970
Delta Air Lines Pass-Through Trust, Series 2002, Class G1
6.72%	01/02/23		759,620	748,226
JetBlue Airways Pass-Through Trust, Series 2004, Class G1
0.66%	08/15/16	[3]	898,258	840,665
UAL Pass-Through Trust, Series 2009-1
10.40%	11/01/16		818,209	881,620

				5,490,999

Total Corporates (Cost $42,175,470)				44,172,042

See accompanying notes to Schedule of Portfolio Investments.

82 / Semi-Annual Report September 2011

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BANK LOANS — 2.12%*
Electric — 0.02%
Boston Generating LLC, Term Loan 1st Lien
0.01%	12/20/13[3,6]	$107,166	$27,327

Energy — 0.58%
MACH Gen LLC, Term Loan 2nd Lien (PIK)
7.83%	02/15/15[3,6]	1,560,318	1,048,534

Gaming — 1.52%
Caesars Entertainment Operating Co., Inc., Term Loan B2
3.25%	01/28/15[3,6]	3,250,000	2,732,707

Total Bank Loans (Cost $4,315,708)			3,808,568

MORTGAGE-BACKED — 56.12%**
Commercial Mortgage-Backed — 0.48%
Bayview Commercial Asset Trust, Series 2006-SP1, Class M1
0.68%	04/25/36[3,4]	1,275,000	870,980

Non-Agency Mortgage-Backed — 42.78%
Asset Backed Securities Corp. Home Equity, Series 2007-HE1, Class A4
0.38%	12/25/36[3]	3,000,000	1,309,968
Banc of America Funding Corp., Series 2006-D, Class 1A2
0.51%	05/20/36[3]	5,900,000	1,489,528
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	06/30/20[2,4,5]	99,269	7,693
BCAP LLC Trust, Series 2011-RR3, Class 1A5
5.43%	05/27/37[3,4]	2,285,634	2,201,812
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.82%	06/27/36[3,4]	2,103,740	1,941,080
BCAP LLC Trust, Series 2011-RR3, Class 5A3
4.76%	11/27/37[3,4]	2,724,104	2,417,894
BCAP LLC Trust, Series 2011-RR4, Class 1A3
2.90%	03/26/36[3,4]	1,380,321	1,259,543
BHN I Mortgage Fund, Series 2000-1, Class AF (Argentina)
8.00%	01/31/20[2,4,5]	110	1
Centex Home Equity, Series 2006-A, Class AV4
0.48%	06/25/36[3]	4,300,000	2,357,448
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
6.05%	03/25/37	1,750,000	1,168,620
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.42%	03/25/37[3]	2,500,000	1,773,795

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class M1
0.64%	03/25/37	[3]	$6,500,000	$1,329,361
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		1,046,874	1,142,282
Conseco Finance Securitizations Corp., Series 2002-1, Class A
6.68%	12/01/33	[3]	80,078	85,198
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32	[3]	3,763,000	3,396,064
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	1,022,738	782,885
Conseco Financial Corp., Series 1996-10, Class M1
7.24%	11/15/28	[3]	2,700,000	2,934,493
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	1,162,000	1,267,266
Conseco Financial Corp., Series 1996-8, Class A6
7.60%	10/15/27	[3]	21,334	22,241
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[3]	594,283	659,782
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[3]	1,038,411	1,096,901
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[3]	1,213,911	1,274,833
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30	[3]	601,091	637,354
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[3]	136,148	120,938
Countrywide Asset-Backed Certificates, Series 2007-4, Class A2
5.53%	09/25/37	[3]	930,000	796,305
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4, Class AV3
0.38%	05/25/36	[3]	6,460,055	3,419,091
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A24
0.48%	07/25/36	[3]	3,000,000	1,009,793
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A1 (STEP)
5.42%	03/25/37		2,437,333	941,009

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 83

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR3, Class 2A4
0.58%	06/25/37	[3]	$4,800,000	$1,382,052
Deutsche Financial Capital Securitization LLC, Series 1997-I, Class A3
6.75%	09/15/27		36,672	37,340
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1, Class A2D
0.46%	01/25/38	[3]	3,900,000	1,687,826
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		16,263	16,040
Green Tree Home Improvement Loan Trust, Series 1995-D, Class B2
7.45%	09/15/25		69,467	60,623
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		9,241	8,997
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[3,4]	2,067,576	2,209,036
HSBC Home Equity Loan Trust, Series 2007-1, Class M1
0.61%	03/20/36	[3]	1,210,000	863,931
HSBC Home Equity Loan Trust, Series 2007-2, Class M2
0.60%	07/20/36	[3]	735,000	491,802
Indymac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
0.42%	04/25/37	[3]	2,641,326	913,541
Indymac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		741,688	738,864
Indymac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		312,226	311,039
Indymac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		249,108	254,194
Indymac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[3]	600,433	626,326
Indymac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	12/25/11		109,419	109,491
Indymac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	12/25/27	[3]	1,083,291	1,081,734
JPMorgan Mortgage Acquisition Corp., Series 2007-CH5, Class A3
0.34%	05/25/37	[3]	1,575,000	1,095,946
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	08/15/28	[3]	1,166,908	1,265,172

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1
0.32%	06/25/37	[3,4]	$123,644	$41,683
Lehman XS Trust, Series 2006-13, Class 1A2
0.40%	09/25/36	[3]	2,002,960	1,300,588
Lehman XS Trust, Series 2006-13, Class 1A3
0.52%	09/25/36	[3]	4,971,012	1,270,015
Lehman XS Trust, Series 2006-19, Class A2
0.40%	12/25/36	[3]	2,081,166	1,226,384
Lehman XS Trust, Series 2006-9, Class A1B
0.40%	05/25/46	[3]	2,010,975	1,118,847
Lehman XS Trust, Series 2007-12N, Class 1A3A
0.44%	07/25/47	[3]	5,620,000	1,802,680
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C
0.82%	08/25/35	[3]	709,726	658,137
Mid-State Trust, Series 11, Class B
8.22%	07/15/38		17,046	17,089
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,276,109	1,279,485
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		882,566	885,153
Mid-State Trust, Series 6, Class A4
7.79%	07/01/35		47,754	46,790
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	3,336,493	1,665,205
Nationstar Home Equity Loan Trust, Series 2007-A, Class AV4
0.46%	03/25/37	[3]	5,000,000	2,615,045
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[3]	1,676,105	1,380,706
Oakwood Mortgage Investors, Inc., Series 1998-A, Class A4
6.20%	05/15/28		1,351	1,360
Oakwood Mortgage Investors, Inc., Series 1998-B, Class A4
6.35%	03/15/17		102,044	102,274
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		714,505	721,760
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		156,589	157,971
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		1,233,071	1,247,008

See accompanying notes to Schedule of Portfolio Investments.

84 / Semi-Annual Report September 2011

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[3]	$1,122,711	$1,129,858
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	03/15/32	5,†	176,245	2
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2A1B
5.64%	12/25/35	[3]	529,023	515,034
Origen Manufactured Housing, Series 2005-A, Class M1
5.46%	06/15/36	[3]	1,117,085	1,136,413
Origen Manufactured Housing, Series 2006-A, Class A1
0.38%	11/15/18	[3]	1,301,434	1,280,868
Securitized Asset Backed Receivables LLC Trust, Series 2006-HE2, Class A2D
0.48%	07/25/36	[3]	2,200,000	763,904
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR4, Class A2C
0.52%	05/25/37	[3]	2,600,000	876,858
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.48%	12/25/36	[3,4]	1,152,047	578,640
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.78%	07/25/34	[3,4]	122,539	100,783
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.96%	04/15/30	[3]	585	244
UCFC Manufactured Housing Contract, Series 1997-4, Class A4
7.00%	04/15/29	[3]	605,435	621,639
Vanderbilt Mortgage Finance, Series 2002-C, Class A5
7.60%	12/07/32		1,100,000	1,135,522
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2, Class 2A
0.94%	01/25/47	[3]	2,724,453	1,220,070
Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2003-MS9, Class 1A
7.00%	04/25/33		20,072	20,670

				76,915,817

U.S. Agency Mortgage-Backed — 12.86%
Fannie Mae (TBA)
3.00%	10/25/26		2,700,000	2,780,578
Fannie Mae, Series 1993-80, Class S
10.57%	05/25/23	[3]	11,814	13,487
Fannie Mae, Series 2000-45, Class SA (IO)
7.72%	12/18/30	[3]	1,978,946	355,406

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2001-42, Class SB
8.50%	09/25/31	[3]	$1,779	$2,061
Fannie Mae, Series 2003-124, Class IO (IO)
5.25%	03/25/31		20,459	104
Fannie Mae, Series 2003-124, Class TS
9.80%	01/25/34	[3]	28,436	34,751
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		426,654	26,017
Fannie Mae, Series 2005-92, Class US (IO)
5.86%	10/25/25	[3]	7,787,503	962,587
Fannie Mae, Series 2006-125, Class SM (IO)
6.96%	01/25/37	[3]	8,982,494	1,608,297
Fannie Mae, Series 2008-50, Class SA (IO)
5.82%	11/25/36	[3]	8,030,640	1,201,781
Fannie Mae, Series 2010-112, Class PI (IO)
6.00%	10/25/40		5,808,030	1,101,419
Fannie Mae, Series 2010-43, Class KS (IO)
6.18%	05/25/40	[3]	6,382,050	906,205
Freddie Mac Gold (TBA)
3.50%	10/15/26		1,045,000	1,088,433
Freddie Mac, Series 1602, Class SN
10.09%	10/15/23	[3]	14,590	17,921
Freddie Mac, Series 1673, Class SD
14.72%	02/15/24	[3]	633,792	816,888
Freddie Mac, Series 1760, Class ZD
1.67%	02/15/24	[3]	1,362,180	1,378,001
Freddie Mac, Series 2527, Class TI (IO)
6.00%	02/15/32		79,039	1,059
Freddie Mac, Series 2561, Class BX (IO)
5.00%	05/15/17		203,039	3,001
Freddie Mac, Series 2642, Class BW (IO)
5.00%	06/15/23		72,675	7,540
Freddie Mac, Series 2657, Class LX (IO)
6.00%	05/15/18		344,547	20,367
Freddie Mac, Series 2764, Class SH
7.50%	03/15/34	[3]	105,616	107,972
Freddie Mac, Series 3242, Class SA (IO)
6.12%	11/15/36	[3]	27,360,658	4,306,029
Freddie Mac, Series 3247, Class SI (IO)
0.15%	08/15/36	[3]	74,302,191	276,828
Freddie Mac, Series 3260, Class AS (IO)
6.15%	01/15/37	[3]	30,123,389	4,766,132
Freddie Mac, Series 3289, Class SD (IO)
5.89%	03/15/37	[3]	8,227,580	883,014
Government National Mortgage Association, Series 2001-31, Class SJ
27.19%	02/20/31	[3]	63,218	109,765

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 85

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Government National Mortgage Association, Series 2003-28, Class LI (IO)
5.50%	02/20/32		$38,430	$1,362
Government National Mortgage Association, Series 2004-8, Class SE
13.83%	11/26/23	[3]	283,198	350,785

				23,127,790

Total Mortgage-Backed (Cost $103,533,674)				100,914,587

MUNICIPAL BONDS — 0.14%*
Illinois — 0.14%
State of Illinois, Taxable Bonds
4.07%	01/01/14		250,000	257,940

Total Municipal Bonds (Cost $248,898)				257,940

Total Bonds – 99.18% (Cost $180,682,224)				178,343,548

Issues	Shares	Value
PREFERRED STOCK — 2.04%
Communications — 0.76%
Citizens Communications Co. Preferred Plus Trust
0.10%	12,100	291,610
Corts Trust for US West Communications
0.09%	7,118	179,943
Qwest Capital Funding Preferred Plus Trust
0.10%	9,650	237,583
0.10%	19,500	487,110
Verizon Global Funding Corp. Preferred Plus Trust
0.10%	6,100	163,907

		1,360,153

Electric — 0.69%
PPL Corp.
0.12%	22,500	1,246,500

Finance — 0.59%
Citigroup Capital XIII
0.05%	40,000	1,056,400

Issues			Shares	Value
PREFERRED STOCK (continued)
Finance (continued)
Terwin Mortgage Trust 2005-P1 A
0.00%3,5,6,†	11/25/35		$570	$1

				1,056,401

Total Preferred Stock (Cost $3,417,447)				3,663,054

SHORT-TERM INVESTMENTS — 0.42%
Money Market Fund — 0.41%
BlackRock Liquidity Funds TempFund Portfolio
0.09%[7]			463,000	463,000
DWS Money Market Series-Institutional
0.06%[7]			278,000	278,000

				741,000

U.S. Treasury Bills — 0.01%
U.S. Treasury Bills
0.03%[8]	12/08/11	[9]	15,000	15,000

Total Short-Term Investments (Cost $755,999)				756,000

Total Investments – 101.64% (Cost $184,855,670)[1]				182,762,602

Liabilities in Excess of Other Assets – (1.64)%				(2,948,241)

NET ASSETS – 100.00%				$179,814,361

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
7	Euro Dollar Ninety Day, Expiration December 2011	$(51,167)
7	Euro Dollar Ninety Day, Expiration March 2012	(53,980)
7	Euro Dollar Ninety Day, Expiration June 2012	(57,568)

	Net unrealized depreciation	$(162,715)

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: TOTAL RETURN
Based on the change in the return of the markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pools. Counterparty: Deutsche Bank AG
01/12/39	$925	$(14,999)	$(14,999)

	$925	$(14,999)	$(14,999)

See accompanying notes to Schedule of Portfolio Investments.

86 / Semi-Annual Report September 2011

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Expiration Date	Premiums Paid	Notional Amount (000’s) [b]	Appreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	$5,566	$130	$9,019	$14,585
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	5,566	130	9,019	14,585

	$11,132	$260	$18,038	$29,170

Expiration Date	Credit Rating[a]	Premiums (Received)	Notional Amount (000’s) [b]	(Depreciation)	Value[c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES
The Fund receives a fixed rate equal to 0.25% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the French Republic Bond, 4.25% due 04/25/19 Counterparty: Barclays Capital, Inc.
09/20/16	A+	$(95,558)	$1,715	$(29,647)	$(125,205)

		$(95,558)	$1,715	$(29,647)	$(125,205)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $185,301,979 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$10,199,989
Gross unrealized depreciation	(12,739,366)

Net unrealized depreciation	$(2,539,377)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at September 30, 2011.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2011, was $44,672,241, representing 24.84% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $491,151, which is 0.27% of total net assets.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
12/19/06	Boston Generating LLC, Term Loan 1st Lien, 0.01%, 12/20/13	$107,167	$27,327	0.02%
06/24/10	Caesars Entertainment Operating Co., Inc., Term Loan B2, 3.25%, 01/28/15	2,892,421	2,732,707	1.52%
04/01/11	MACH Gen LLC, Term Loan 2nd Lien (PIK), 7.83%, 02/15/15	1,316,120	1,048,534	0.58%
04/19/05	Terwin Mortgage Trust 2005-P1 A, 0.00%, 11/25/35	2,893	1	0.00%

		$4,318,601	$3,808,569	2.12%

[7]	Represents the current yield as of September 30, 2011.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $15,000.
†

Fair valued security. The aggregate value of fair valued securities is $1,230,452, which is 0.68% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 87

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.35%
ASSET-BACKED SECURITIES — 2.16%**
Aviation Capital Group Trust, Series 2003-2A, Class G2
1.03%	09/20/33	2,3,†	$53,938	$43,690
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.60%	01/25/35	[2,3]	55,502	43,516
Capital Auto Receivables Asset Trust, Series 2008-CPA, Class A1
1.08%	01/15/13	[2,3]	19,737	19,761
Castle Trust, Series 2003-1AW, Class A1
0.98%	05/15/27	[2,3]	71,194	65,142
Green Tree Recreational Equipment & Consumer Trust, Series 1996-D, Class CTFS
7.24%	12/15/22		10,657	7,106

Total Asset-Backed Securities (Cost $148,776)				179,215

CORPORATES — 27.86%*
Banking — 4.45%
Abbey National Treasury Services Plc/Stamford CT (YCD) (United Kingdom)
1.55%	04/25/13	[2,4]	50,000	50,594
Credit Suisse AG/Guernsey, Series 1 (Switzerland)
0.98%	05/29/49	[2,4]	230,000	150,402
Lloyds TSB Bank Plc (United Kingdom)
2.60%	01/24/14	[2,4]	70,000	68,185
National Australia Bank Ltd., Series REGS (Australia)
0.97%	04/11/14	[2,4]	100,000	99,671

				368,852

Communications — 0.29%
Nextel Communications, Inc., Series E
6.88%	10/31/13		25,000	24,437

Electric — 1.47%
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		80,000	86,054
W3A Funding Corp.
8.09%	01/02/17		35,583	35,647

				121,701

Finance — 14.44%
Chase Capital II, Series B
0.75%	02/01/27	[2]	325,000	256,825
Citigroup, Inc.
1.99%	05/15/18	[2]	305,000	281,096
General Electric Capital Corp. (MTN)
0.65%	05/05/26	[2]	325,000	261,166
Macquarie Group Ltd. (Australia)
7.30%	08/01/14	[3,4]	35,000	37,921

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
MBNA Capital A, Series A
8.28%	12/01/26		$100,000	$93,375
MBNA Capital B, Series B
1.05%	02/01/27	[2]	175,000	113,688
Prudential Holdings LLC (AGM)
1.22%	12/18/17	[2,3]	100,000	95,295
Woodbourne Capital Trust I
2.71%	04/08/49	[2,3,5]	80,000	27,200
Woodbourne Capital Trust II
2.71%	04/08/49	[2,3,5]	90,000	30,600

				1,197,166

Health Care — 0.91%
Universal Health Services, Inc.
6.75%	11/15/11		75,000	75,510

Real Estate Investment Trust (REIT) — 4.68%
Duke Realty LP
5.40%	08/15/14		50,000	52,173
HCP, Inc.
2.70%	02/01/14		50,000	49,286
6.45%	06/25/12		85,000	87,481
Healthcare Realty Trust, Inc.
5.12%	04/01/14		40,000	41,313
Liberty Property LP
6.38%	08/15/12		45,000	46,531
Post Apartment Homes LP
5.45%	06/01/12		55,000	56,027
WEA Finance LLC/WT Finance Aust Pty Ltd.
7.50%	06/02/14	[3]	50,000	55,274

				388,085

Transportation — 1.62%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		131,042	133,991

Total Corporates (Cost $2,358,989)				2,309,742

MORTGAGE-BACKED — 55.53%**
Commercial Mortgage-Backed — 8.49%
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2
4.72%	11/11/35	[2]	53,952	54,876
Commercial Mortgage Asset Trust, Series 1999-C1, Class A4
6.98%	01/17/32	[2]	54,686	56,533
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3, Class A3
5.60%	07/15/35		58,940	59,893

See accompanying notes to Schedule of Portfolio Investments.

88 / Semi-Annual Report September 2011

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A2
5.00%	12/10/37		$56,684	$58,123
GMAC Commercial Mortgage Securities, Inc., Series 2002-C1, Class A2
6.28%	11/15/39		1,272	1,270
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A3
5.71%	10/15/38		48,810	49,408
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A4
4.95%	01/11/35		54,896	56,020
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4
4.11%	07/05/35		53,040	54,597
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7
5.32%	06/10/36	[2]	35,000	37,102
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3
5.38%	07/12/37		53,677	54,524
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2
5.05%	12/12/34		51,154	52,620
Nomura Asset Securities Corp., Series 1998-D6, Class A3
7.52%	03/15/30	[2]	55,000	58,932
Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A3
4.86%	03/18/36		50,000	50,753
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4
4.98%	11/15/34		58,075	59,361

				704,012

Non-Agency Mortgage-Backed — 26.84%
Accredited Mortgage Loan Trust, Series 2005-4, Class A2C
0.44%	12/25/35	[2]	13,970	13,560
ACE Securities Corp., Series 2004-FM1, Class B1A
5.48%	09/25/33	[2]	17,188	3,888
American Home Mortgage Investment Trust, Series 2007-2, Class 11A1
0.46%	03/25/47	[2]	97,899	44,993
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
2.98%	02/25/33	[2]	8,224	6,714
Conseco Finance Home Loan Trust, Series 2000-E, Class M1
8.13%	08/15/31	[2]	22,268	21,584

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1997-4, Class A5
6.88%	02/15/29		$54,346	$57,229
Countrywide Alternative Loan Trust, Series 2005-16, Class A5
0.52%	06/25/35	[2]	149,340	51,742
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.34%	08/25/35	[2]	81,569	40,037
Countrywide Asset-Backed Certificates, Series 2004-1, Class 2A
0.72%	04/25/34	[2]	5,852	4,536
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[3]	8,411	8,736
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		73,214	67,233
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2A
0.64%	09/19/44	[2]	50,411	33,987
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.60%	07/19/44	[2]	14,174	10,102
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.46%	06/25/28		899	884
Green Tree Home Improvement Loan Trust, Series 1995-C, Class B2
7.60%	07/15/20		10,823	10,675
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		40,495	39,421
Harborview Mortgage Loan Trust, Series 2004-8, Class 2A4A
0.63%	11/19/34	[2]	76,467	49,421
Harborview Mortgage Loan Trust, Series 2005-11, Class 2A1A
0.54%	08/19/45	[2]	146,493	101,526
HSBC Home Equity Loan Trust, Series 2006-1, Class A1
0.39%	01/20/36	[2]	51,238	47,766
HSBC Home Equity Loan Trust, Series 2007-1, Class M1
0.61%	03/20/36	[2]	100,000	71,399
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
0.62%	12/25/34	[2]	200,322	112,553

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 89

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Indymac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
1.10%	08/25/34	[2]	$24,647	$15,777
Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1B
1.02%	10/25/36	[2]	102,987	61,769
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A2A
0.58%	02/25/35	[2]	81,857	48,416
Indymac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1A
0.46%	04/25/46	[2]	108,050	55,761
Indymac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		164,042	163,418
Lehman XS Trust, Series 2006-2N, Class 1A1
0.50%	02/25/46	[2]	67,828	34,014
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.48%	06/25/37	[2]	100,000	42,984
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4
0.48%	07/25/37	[2]	30,000	11,900
Nationstar Home Equity Loan Trust, Series 2007-B, Class 2AV4
0.56%	04/25/37	[2]	205,000	74,852
Option One Mortgage Loan Trust, Series 2003-2, Class A2
0.84%	04/25/33	[2]	91,379	74,514
Option One Mortgage Loan Trust, Series 2003-5, Class A2
0.88%	08/25/33	[2]	60,780	47,533
Origen Manufactured Housing, Series 2006-A, Class A1
0.38%	11/15/18	[2]	26,483	26,064
Park Place Securities, Inc., Series 2004-MHQ1, Class M1
0.94%	12/25/34	[2]	46,589	44,521
Residential Asset Mortgage Products, Inc., Series 2003-RS1, Class AII
1.02%	02/25/33	[2]	42,722	19,867
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11
7.12%	03/25/16		54,842	56,270
Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A41
8.00%	04/25/31		30,932	32,808
Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A2
8.50%	11/25/31		13,901	14,065

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securities Corp., Series 2003-KS3, Class A2
0.84%	05/25/33	[2]	$29,057	$21,874
Residential Asset Securities Corp., Series 2005-KS12, Class A2
0.48%	01/25/36	[2]	32,165	30,828
Resmae Mortgage Loan Trust, Series 2006-1, Class A1B
0.50%	02/25/36	[2,3]	18,134	179
SACO I, Inc., Series 2005-2, Class A
0.64%	04/25/35	[2,3]	3,541	1,346
Saxon Asset Securities Trust, Series 2004-1, Class M1
1.03%	03/25/35	[2]	202,517	146,854
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A1
0.44%	05/25/46	[2]	122,478	63,319
Structured Asset Securities Corp., Series 2003-15A, Class 2A1
2.50%	04/25/33	[2]	68,868	60,139
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
2.52%	11/25/33	[2]	54,914	51,199
Structured Asset Securities Corp., Series 2006-BC6, Class A2
0.32%	01/25/37	[2]	41,982	41,184
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX
0.34%	08/25/34	[3,5]	10,681,110	70,905
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A
1.64%	06/25/42	[2]	13,205	10,124
Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2003-MS9, Class 1A
7.00%	04/25/33		62,900	64,773
Wells Fargo Home Equity Trust, Series 2005-3, Class AII3
0.58%	11/25/35	[2]	41,702	39,812

				2,225,055

U.S. Agency Mortgage-Backed — 20.20%
Fannie Mae Pool 646884
1.92%	05/01/32	[2]	76,671	77,094
Fannie Mae Pool 802665
2.24%	12/01/34	[2]	18,291	19,076
Fannie Mae Whole Loan, Series 2003-W6, Class F
0.58%	09/25/42	[2]	120,707	120,782
Fannie Mae, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	217,466	45,714

See accompanying notes to Schedule of Portfolio Investments.

90 / Semi-Annual Report September 2011

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae, Series 2001-70, Class OF
1.18%	10/25/31	[2]	$83,777	$85,102
Fannie Mae, Series 2002-97, Class FR
0.78%	01/25/33	[2]	88,375	88,629
Fannie Mae, Series 2003-37, Class IG (IO)
5.50%	05/25/32		104,062	6,346
Fannie Mae, Series 2003-62, Class IG (IO)
5.00%	10/25/31		1,000,000	68,480
Fannie Mae, Series 2003-71, Class YF
0.64%	09/25/31	[2]	117,143	117,212
Fannie Mae, Series 2003-76, Class GF
0.64%	09/25/31	[2]	161,063	161,196
Fannie Mae, Series 2004-33, Class MW
4.50%	01/25/30		94,392	98,474
Fannie Mae, Series 2004-78, Class FC
0.54%	12/25/22	[2]	92,334	92,384
Fannie Mae, Series 2006-56, Class FD
0.48%	07/25/36	[2]	97,979	97,914
Fannie Mae, Series 2007-36, Class F
0.46%	04/25/37	[2]	55,688	55,047
Fannie Mae, Series 2008-47, Class PF
0.74%	06/25/38	[2]	81,940	82,642
Fannie Mae, Series 2010-109, Class PF
0.64%	10/25/40	[2]	70,352	70,435
Fannie Mae, Series G-36, Class ZB
7.00%	11/25/21		2,622	3,094
FHLMC-GNMA, Series 2, Class L
8.00%	11/25/22		16,474	18,285
Freddie Mac Non Gold Pool 781908
2.43%	09/01/34	[2]	47,790	50,242
Freddie Mac, Series 2777, Class FE
0.58%	10/15/32	[2]	82,723	82,753
Freddie Mac, Series 3501, Class JA
4.00%	04/15/37		109,682	115,200
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.75%	03/09/21	[2]	118,701	118,998

				1,675,099

Total Mortgage-Backed (Cost $4,899,854)				4,604,166

MUNICIPAL BONDS — 1.45%*
California — 0.65%
State of California, Taxable, Various Purpose
4.85%	10/01/14		50,000	53,963

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Illinois — 0.80%
State of Illinois, Taxable Bonds
2.77%	01/01/12		$40,000	$40,186
4.07%	01/01/14		25,000	25,794

				65,980

Total Municipal Bonds (Cost $116,260)				119,943

U.S. AGENCY SECURITIES — 2.35%
Fannie Mae
0.60%	03/06/14		90,000	89,950
Federal Home Loan Bank
0.50%	11/16/12		105,000	105,040

Total U.S. Agency Securities (Cost $194,965)				194,990

Total Bonds – 89.35% (Cost $7,718,844)				7,408,056

SHORT-TERM INVESTMENTS — 12.01%
Money Market Fund — 2.00%
BlackRock Liquidity Funds TempFund Portfolio
0.09%[6]			85,000	85,000
DWS Money Market Series-Institutional
0.06%[6]			37,000	37,000
Fidelity Institutional Money Market Funds - Prime Money Market Portfolio
0.07%[6]			44,000	44,000

				166,000

U.S. Agency Discount Notes — 4.82%
Fannie Mae
0.08%[7]	10/26/11		135,000	134,999
0.08%[7]	12/19/11		265,000	264,994

				399,993

U.S. Treasury Bills — 5.19%
U.S. Treasury Bills
0.03%[7]	12/08/11	[8]	430,000	429,993

Total Short-Term Investments (Cost $995,927)				995,986

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2011 / 91

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2011 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
Total Investments – 101.36% (Cost $8,714,771)[1]			$8,404,042

Liabilities in Excess of Other Assets – (1.36)%			(112,782)

Net Assets – 100.00%			$8,291,260

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
4	S&P 500 E Mini Index, Expiration December 2011	$(277)
18	S&P 500 Index, Expiration December 2011	(249,909)

	Net unrealized depreciation	$(250,186)

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR minus 5 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: CS First Boston
10/05/11	$2	$–	$–
The Fund pays a floating rate based on 1-month USD LIBOR plus 20 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: CS First Boston
10/05/11	2	(223,382)	$(223,382)

	$4	$(223,382)	$(223,382)

Expiration Date	Premiums Paid	Notional Amount (000’s) [a]	Appreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	$1,713	$40	$2,775	$4,488
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	1,712	40	2,775	4,487

	$3,425	$80	$5,550	$8,975

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $8,771,297 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$258,107
Gross unrealized depreciation	(625,362)

Net unrealized depreciation	$(367,255)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2011.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 2011, was $499,565, representing 6.03% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $128,705, which is 1.55% of total net assets.
[6]	Represents the current yield as of September 30, 2011.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $429,991.
†

Fair valued security. The aggregate value of fair valued securities is $43,690, which is 0.53% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(AGM):	Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(AMBAC):	American Municipal Bond Assurance Corp.
(IO):	Interest only
(LIBOR):	London InterBank Offer Rate
(MTN):	Medium-term note
(STEP):	Step coupon bond
(YCD):	Yankee Certificate of Deposit

See accompanying notes to Schedule of Portfolio Investments.

92 / Semi-Annual Report September 2011

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2011 (Unaudited)

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investments, at value (Cost $98,115,839, $1,886,503,946, $273,986,618, $16,743,428,000, $1,778,518,350, $184,855,670, and $8,714,771, respectively) (Note 2)	$91,084,974	$1,815,113,399
Cash and cash equivalents (Note 2)	4,124,011	11,879
Cash on deposit with brokers for collateral on options (Note 3)	–	–
Premiums paid for swap contracts	–	76,428
Unrealized appreciation on swap contracts	85	192,762
Dividends and interest receivable	291,757	10,603,907
Due from Adviser (Note 6)	17,500	–
Receivable for securities sold	13,755	3,099,812
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $210,500, $399,950, and $0, respectively) (Note 3)	–	–
Receivable for capital stock sold	2,699	3,776,977
Receivable for daily variation margin on futures contracts (Note 3)	–	–
Other assets	39,935	64,158

Total assets	95,574,716	1,832,939,322

Liabilities:
Unrealized depreciation on swap contracts	158,731	543,399
Premiums received for swap contracts	1,362,788	9,728,769
Payable for securities purchased	–	65,851,886
Payable for capital stock redeemed	1,866,774	6,232,371
Payable for daily variation margin on futures contracts (Note 3)	–	–
Line of credit commitment fee payable	103	1,655
Distributions payable	19,323	553,921
Advisory fees payable (Note 6)	21,641	520,358
Accrued trustees fees and expenses	6,349	63,432
Accrued distribution (12b-1) and service fees payable	3,723	215,645
Accrued other expenses	46,173	254,517

Total liabilities	3,485,605	83,965,953

Net assets	$92,089,111	$1,748,973,369

Class M Shares:
Net assets (Applicable to 5,964,234, 146,065,839, 8,919,297, 738,671,423, 106,570,184, 2,514,707, and 2,285,207, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$24,730,073	$1,233,552,059

Net asset value, offering and redemption price per Class M share	$4.15	$8.45

Class I Shares:
Net assets (Applicable to 16,223,618, 60,882,448, 16,839,136, 776,359,955, 70,937,580, 20,556,849, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$67,359,038	$514,338,222

Net asset value, offering and redemption price per Class I share	$4.15	$8.45

Administrative Class:
Net assets (Applicable to 0, 99,306, 0, 645,799, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$1,083,088

Net asset value, offering and redemption price per Administrative Class share	N/A	$10.91

Plan Class:
Net assets (Applicable to 0, 0, 0, 10, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$143,663,516	$2,013,311,471
Undistributed (distributions in excess of) net investment income	(29,305)	15,867
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, securities sold short, swap contracts and written options	(44,355,588)	(192,612,784)
Net unrealized appreciation/(depreciation) on investments	(7,030,718)	(71,390,548)
Net unrealized depreciation on futures contracts, securities sold short, swap contracts and written options	(158,794)	(350,637)

	$92,089,111	$1,748,973,369

See accompanying notes to financial statements.

94 / Semi-Annual Report September 2011

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2011 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$281,593,464	$17,133,958,334	$1,642,329,056	$182,762,602	$8,404,042
1,599,033	138,473	36,119,227	22,239	171,126
–	–	2,819	1,478,325	–
981,496	41,132,532	278,701	11,132	3,425
106,767	9,275,959	41,279	18,038	5,550
1,369,691	105,515,000	37,297,862	1,435,398	39,313
11,951	–	105,724	–	6,010
9,829,744	415,508,491	8,928,165	1,268,354	1,686

–	–	47,889	90,989	–
3,763,756	46,455,476	10,123,422	8,165	85,027
2,084	52,463	–	787	–
44,808	296,163	100,504	26,998	13,138

299,302,794	17,752,332,891	1,735,374,648	187,123,027	8,729,317

736,326	40,650,746	5,041,950	44,646	223,382
1,523,055	97,920,269	2,475,640	95,558	–
30,379,499	1,691,024,741	12,204,135	5,117,297	3
190,725	39,403,616	8,410,524	923,498	34,754
–	–	443,062	–	145,469
237	14,012	1,604	158	8
225,257	9,972,177	2,765,880	748,441	–
79,676	4,711,888	770,374	313,188	–
7,716	326,839	35,686	7,334	3,380
16,461	1,412,393	226,567	5,469	–
67,878	1,617,645	287,054	53,077	31,061

33,226,830	1,887,054,326	32,662,476	7,308,666	438,057

$266,075,964	$15,865,278,565	$1,702,712,172	$179,814,361	$8,291,260

$92,147,087	$7,732,699,353	$1,022,350,127	$19,611,282	$8,291,260

$10.33	$10.47	$9.59	$7.80	$3.63

$173,928,877	$8,125,814,644	$680,362,045	$160,203,079	N/A

$10.33	$10.47	$9.59	$7.79	N/A

N/A	$6,764,468	N/A	N/A	N/A

N/A	$10.47	N/A	N/A	N/A

N/A	$100	N/A	N/A	N/A

N/A	$9.95	N/A	N/A	N/A

$259,243,609	$15,383,984,025	$1,820,509,227	$302,006,907	$106,887,547
(90,041)	4,224,302	(909,175)	27,098	103,794
(22,805)	118,568,434	29,770,184	(119,628,291)	(97,921,334)
7,606,846	390,530,334	(136,351,905)	(2,402,030)	(310,729)
(661,645)	(32,028,530)	(10,306,159)	(189,323)	(468,018)

$266,075,964	$15,865,278,565	$1,702,712,172	$179,814,361	$8,291,260

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 95

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2011 (Unaudited)

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND

Investment Income:
Interest	$1,431,253	$33,554,435
Dividends	2,029	23,366

Total investment income	1,433,282	33,577,801

Expenses:
Investment advisory fees (Note 6)	139,388	2,907,272
Administration fees	31,416	159,159
Custodian fees	10,518	41,051
Distribution (12b-1) and service fees	30,591	1,299,827
Insurance expense	962	16,275
Commitment fee	119	1,930
Miscellaneous expenses	22,234	33,923
Professional fees	22,436	38,659
Registration and filing fees	20,783	38,084
Reports to shareholders	4,308	113,780
Transfer agent fees	19,838	151,149
Trustees’ fees and expenses	1,053	18,612
Repayment of reimbursed expenses (Note 6)	—	259,559

Total operating expenses	303,646	5,079,280
Expenses waived and reimbursed (Note 6)	(83,487)	—

Net expenses	220,159	5,079,280

Net investment income	1,213,123	28,498,521

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts and Written Options:
Net realized gain/(loss) on:
Investments	190,803	665,011
Futures contracts	—	—
Swap contracts	52,917	893,820
Written options	—	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,288,447)	(45,064,698)
Futures contracts	—	—
Swap contracts	(320,427)	(2,162,023)

Net change in realized and unrealized gain/(loss) on investments, futures contracts, securities sold short, swap contracts and written options	(2,365,154)	(45,667,890)

Net Increase/(Decrease) in Net Assets from Operations	$(1,152,031)	$(17,169,369)

See accompanying notes to Financial statements.

96 / Semi-Annual Report September 2011

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2011 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$5,176,724	$359,191,373	$86,865,916	$8,837,531	$194,147
6,107	228,617	827,904	149,525	277

5,182,831	359,419,990	87,693,820	8,987,056	194,424

409,005	24,874,980	5,235,218	2,216,545	14,363
39,424	963,387	161,250	39,548	16,660
13,472	230,343	37,842	9,940	5,196
78,600	7,908,256	1,600,442	74,229	—
1,728	107,748	16,773	2,094	82
275	16,173	1,863	187	9
25,088	87,123	20,401	18,839	13,022
30,259	268,019	99,217	22,619	17,550
29,073	365,205	140,033	36,930	10,008
6,672	617,727	102,962	8,652	540
23,782	1,099,238	265,336	18,966	9,442
1,998	131,462	22,258	407	93
—	—	—	—	—

659,376	36,669,661	7,703,595	2,448,956	86,965
(66,598)	—	(344,412)	—	(43,185)

592,778	36,669,661	7,359,183	2,448,956	43,780

4,590,053	322,750,329	80,334,637	6,538,100	150,644

2,608,139	254,945,843	12,783,935	(461,896)	(244,450)
258,737	(29,874,081)	(9,906,869)	(154,557)	(616,090)
(457,463)	(26,693,903)	1,441,121	130,289	(261,850)
67,784	4,930,365	2,531,745	—	—

(3,238,604)	(154,140,038)	(252,122,528)	(10,296,984)	(111,624)
28,578	(1,540,161)	(5,305,487)	131,560	(333,108)
733,448	8,495,657	(5,039,925)	(70,161)	(211,874)

619	56,123,682	(255,618,008)	(10,721,749)	(1,778,996)

$4,590,672	$378,874,011	$(175,283,371)	$(4,183,649)	$(1,628,352)

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 97

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2010
Operations:
Net investment income	$1,213,123	$2,786,421
Net realized gain/(loss) on investments	190,803	(1,093,670)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	52,917	(104,894)
Net change in unrealized appreciation/(depreciation) on investments	(2,288,447)	5,146,374
Net change in unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contractsand written options	(320,427)	957,448

Net increase/(decrease) in net assets resulting from operations	(1,152,031)	7,691,679

Distributions to Shareholders from:
Net investment income:
Class M	(405,625)	(798,430)
Class I	(836,804)	(2,207,260)
Administrative Class	–	–
Plan Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–
Return of capital:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–

Net decrease in net assets resulting from distributions	(1,242,429)	(3,005,690)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	10,497,569	39,274,307
Shares issued in reinvestment of distributions	385,739	752,157
Cost of shares redeemed	(27,561,298)	(21,101,236)

Total Class M capital share transactions	(16,677,990)	18,925,228

Class I:
Proceeds from sale of shares	28,026,509	66,579,022
Shares issued in reinvestment of distributions	814,565	2,195,154
Cost of shares redeemed	(31,026,494)	(80,889,077)

Total Class I capital share transactions	(2,185,420)	(12,114,901)

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Plan Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Plan Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	(18,863,410)	6,810,327

Net increase/(decrease) in net assets	(21,257,870)	11,496,316
Net assets at beginning of period	113,346,981	101,850,665

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $(29,305), $1, $15,867, $66,639, $(90,041), $(107,805), $4,224,302 and $1,676,001, respectively)	$92,089,111	$113,346,981

See accompanying notes to financial statements.

98 / Semi-Annual Report September 2011

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011

$28,498,521	$54,351,931	$4,590,053	$9,273,454	$322,750,329	$489,283,763
665,011	(27,054,777)	2,608,139	3,080,786	254,945,843	207,406,360
893,820	2,890,137	(130,942)	1,715,910	(51,637,619)	37,344,116
(45,064,698)	103,171,867	(3,238,604)	4,762,924	(154,140,038)	116,977,802
(2,162,023)	11,145,832	762,026	623,726	6,955,496	9,604,005

(17,169,369)	144,504,990	4,590,672	19,456,800	378,874,011	860,616,046

(19,739,266)	(38,132,023)	(1,407,898)	(2,266,833)	(165,832,431)	(262,515,977)
(8,790,591)	(16,959,709)	(3,164,391)	(7,008,696)	(154,224,817)	(224,353,653)
(19,436)	(65,735)	–	–	(144,779)	(191,322)
–	–	–	–	(1)	–

–	–	–	(1,948,978)	–	(100,699,828)
–	–	–	(5,191,527)	–	(85,014,427)
–	–	–	–	–	(98,038)
–	–	–	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–

(28,549,293)	(55,157,467)	(4,572,289)	(16,416,034)	(320,202,028)	(672,873,245)

283,919,067	711,446,929	42,528,859	36,296,188	1,540,975,860	3,736,961,922
18,389,151	36,694,626	1,157,556	3,967,555	156,744,888	345,158,489
(392,686,294)	(487,460,160)	(8,166,156)	(28,672,171)	(998,702,949)	(1,836,979,727)

(90,378,076)	260,681,395	35,520,259	11,591,572	699,017,799	2,245,140,684

140,885,091	285,925,978	31,607,243	43,722,032	2,843,204,936	3,263,153,195
7,710,241	14,185,001	2,489,430	9,335,955	126,677,491	258,838,892
(194,230,431)	(229,320,214)	(4,670,657)	(73,747,650)	(840,298,342)	(1,413,679,712)

(45,635,099)	70,790,765	29,426,016	(20,689,663)	2,129,584,085	2,108,312,375

908,443	4,023,789	–	–	130,106	5,960,960
17,954	60,867	–	–	131,448	265,092
(1,950,343)	(3,102,686)	–	–	(213,523)	(729,316)

(1,023,946)	981,970	–	–	48,031	5,496,736

–	–	–	–	100	–
–	–	–	–	1	–
–	–	–	–	–	–

–	–	–	–	101	–

(137,037,121)	332,454,130	64,946,275	(9,098,091)	2,828,650,016	4,358,949,795

(182,755,783)	421,801,653	64,964,658	(6,057,325)	2,887,321,999	4,546,692,596
1,931,729,152	1,509,927,499	201,111,306	207,168,631	12,977,956,566	8,431,263,970

$1,748,973,369	$1,931,729,152	$266,075,964	$201,111,306	$15,865,278,565	$12,977,956,566

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 99

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011
Operations:
Net investment income	$80,334,637	$104,975,914
Net realized gain/(loss) on investments	12,783,935	31,843,386
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	(5,934,003)	4,520,195
Net change in unrealized appreciation/(depreciation) on investments	(252,122,528)	49,949,235
Net change in unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contracts and written options	(10,345,412)	627,129

Net increase/(decrease) in net assets resulting from operations	(175,283,371)	191,915,859

Distributions to Shareholders from:
Net investment income:
Class M	(48,952,143)	(65,844,263)
Class I	(32,261,629)	(39,615,468)
Net realized gains:
Class M	–	(4,490,170)
Class I	–	(2,975,757)
Return of capital:
Class M	–	–
Class I	–	–

Net decrease in net assets resulting from distributions	(81,213,772)	(112,925,658)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	557,062,021	1,161,871,980
Shares issued in reinvestment of distributions	45,155,046	65,465,652
Cost of shares redeemed	(776,572,004)	(449,705,205)

Total Class M capital share transactions	(174,354,937)	777,632,427

Class I:
Proceeds from sale of shares	433,775,440	653,274,307
Shares issued in reinvestment of distributions	23,338,167	33,139,073
Cost of shares redeemed	(439,657,208)	(202,667,849)

Total Class I capital share transactions	17,456,399	483,745,531

Net increase/(decrease) in net assets resulting from capital share transactions	(156,898,538)	1,261,377,958

Net increase/(decrease) in net assets	(413,395,681)	1,340,368,159
Net assets at beginning of period	2,116,107,853	775,739,694

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $(909,175), $(30,040), $27,098, $9,803, $103,794 and $322,253, respectively)	$1,702,712,172	$2,116,107,853

See accompanying notes to financial statements.

100 / Semi-Annual Report September 2011

Metropolitan West Funds

Statements of Changes in Net Assets

STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011

$6,538,100	$12,916,988	$150,644	$356,531
(461,896)	(710,754)	(244,450)	(710,727)
(24,268)	(4,953,110)	(877,940)	2,044,984
(10,296,984)	20,973,115	(111,624)	1,445,665

61,399	8,074,333	(544,982)	(304,039)

(4,183,649)	36,300,572	(1,628,352)	2,832,414

(1,518,231)	(3,582,562)	(369,103)	(642,897)
(5,002,574)	(9,739,914)	–	–

–	–	–	–
–	–	–	–

–	–	–	–
–	–	–	–

(6,520,805)	(13,322,476)	(369,103)	(642,897)

8,833,321	115,143,426	1,476,236	4,289,974
1,475,312	3,482,968	340,840	608,139
(76,890,701)	(84,523,169)	(1,308,372)	(8,346,309)

(66,582,068)	34,103,225	508,704	(3,448,196)

5,375,954	11,291,013	–	–
1,126,556	2,429,011	–	–
(17,972,571)	(17,705,905)	–	–

(11,470,061)	(3,985,881)	–	–

(78,052,129)	30,117,344	508,704	(3,448,196)

(88,756,583)	53,095,440	(1,488,751)	(1,258,679)
268,570,944	215,475,504	9,780,011	11,038,690

$179,814,361	$268,570,944	$8,291,260	$9,780,011

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 101

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$4.24	$4.04	$3.53	$4.64	$5.12	$5.09

Income from Investment Operations:
Net investment income[1]	0.04	0.11	0.20	0.25	0.26	0.24
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.09)	0.21	0.51	(1.10)	(0.48)	0.03

Total from Investment Operations	(0.05)	0.32	0.71	(0.85)	(0.22)	0.27

Less Distributions:
From net investment income	(0.04)	(0.12)	(0.20)	(0.26)	(0.26)	(0.24)
From net capital gains	–	–	–	–	–	(0.00)[2]

Total Distributions	(0.04)	(0.12)	(0.20)	(0.26)	(0.26)	(0.24)

Net Asset Value, End of Period	$4.15	$4.24	$4.04	$3.53	$4.64	$5.12

Total Return	(1.08)%	8.01%	20.74%	(18.85)%	(4.48)%	5.52%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$24,730	$42,174	$22,020	$35,929	$133,051	$119,957
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.65%[4]	0.65%	0.95%	0.63%	0.54%	0.57%
After expense waivers and reimbursements	0.50%[4]	0.50%	0.73%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.06%[4]	2.57%	5.24%	5.84%	5.23%	4.74%
Portfolio Turnover Rate	23%[5]	42%	43%	20%	30%	81%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.50%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

102 / Semi-Annual Report September 2011

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$4.25	$4.04	$3.53	$4.64	$5.12	$5.09

Income from Investment Operations:
Net investment income[1]	0.05	0.12	0.19	0.26	0.27	0.25
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.10)	0.22	0.53	(1.10)	(0.48)	0.03

Total from Investment Operations	(0.05)	0.34	0.72	(0.84)	(0.21)	0.28

Less Distributions:
From net investment income	(0.05)	(0.13)	(0.21)	(0.27)	(0.27)	(0.25)
From net capital gains	–	–	–	–	–	(0.00)[2]

Total Distributions	(0.05)	(0.13)	(0.21)	(0.27)	(0.27)	(0.25)

Net Asset Value, End of Period	$4.15	$4.25	$4.04	$3.53	$4.64	$5.12

Total Return	(1.24)%	8.43%	20.93%	(18.72)%	(4.32)%	5.69%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$67,359	$71,173	$79,830	$60,060	$120,380	$125,128
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.49%[4]	0.49%	0.79%	0.47%	0.38%	0.40%
After expense waivers and reimbursements	0.34%[4]	0.34%	0.57%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.23%[4]	2.83%	4.93%	6.09%	5.40%	4.94%
Portfolio Turnover Rate	23%[5]	42%	43%	20%	30%	81%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.34%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 103

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$8.65	$8.21	$7.08	$8.81	$9.49	$9.32

Income from Investment Operations:
Net investment income[1]	0.13	0.26	0.33	0.49	0.48	0.45
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.21)	0.44	1.15	(1.70)	(0.67)	0.16

Total from Investment Operations	(0.08)	0.70	1.48	(1.21)	(0.19)	0.61

Less Distributions:
From net investment income	(0.12)	(0.26)	(0.35)	(0.52)	(0.49)	(0.44)

Total Distributions	(0.12)	(0.26)	(0.35)	(0.52)	(0.49)	(0.44)

Net Asset Value, End of Period	$8.45	$8.65	$8.21	$7.08	$8.81	$9.49

Total Return	(0.88)%	8.63%	21.45%	(14.20)%	(2.11)%	6.74%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,233,552	$1,356,201	$1,032,666	$656,275	$1,313,261	$944,867
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.58%[3]	0.58%	0.71%	0.62%	0.59%	0.60%
After expense waivers and reimbursements	0.58%[3]	0.58%	0.69%	0.59%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.89%[3]	3.01%	4.32%	6.00%	5.21%	4.78%
Portfolio Turnover Rate	35%[4]	87%	36%	38%	95%	80%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.58% and 0.58% respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

104 / Semi-Annual Report September 2011

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$8.66	$8.22	$7.08	$8.82	$9.49	$9.32

Income from Investment Operations:
Net investment income[1]	0.13	0.27	0.35	0.50	0.50	0.47
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.21)	0.45	1.16	(1.71)	(0.66)	0.16

Total from Investment Operations	(0.08)	0.72	1.51	(1.21)	(0.16)	0.63

Less Distributions:
From net investment income	(0.13)	(0.28)	(0.37)	(0.53)	(0.51)	(0.46)

Total Distributions	(0.13)	(0.28)	(0.37)	(0.53)	(0.51)	(0.46)

Net Asset Value, End of Period	$8.45	$8.66	$8.22	$7.08	$8.82	$9.49

Total Return	(0.91)%	8.82%	21.83%	(14.13)%	(1.82)%	6.94%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$514,338	$573,395	$476,233	$313,864	$595,595	$711,598
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.39%[3]	0.39%	0.52%	0.43%	0.40%	0.41%
After expense waivers and reimbursements	0.39%[3]	0.39%	0.50%	0.40%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.07%[3]	3.20%	4.52%	6.19%	5.39%	4.96%
Portfolio Turnover Rate	35%[4]	87%	36%	38%	95%	80%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.39% and 0.39% respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 105

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$11.18	$10.61	$10.00

Income from Investment Operations:
Net investment income[1]	0.15	0.31	0.15
Net realized and unrealized gain on investments, futures contracts, swap contracts and written options	(0.27)	0.57	0.64

Total from Investment Operations	(0.12)	0.88	0.79

Less Distributions:
From net investment income	(0.15)	(0.31)	(0.18)

Total Distributions	(0.15)	(0.31)	(0.18)

Net Asset Value, End of Period	$10.91	$11.18	$10.61

Total Return	(1.09)%	8.41%	7.91%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,083	$2,133	$1,029
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.78%[4]	0.78%	0.91%[4]
After expense waivers and reimbursements	0.78%[4]	0.78%	0.89%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.73%[4]	2.78%	2.72%[4]
Portfolio Turnover Rate	35%[2]	87%	36%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year March 31, 2010 would have been 0.78% respectively.

[4]	Annualized.
*	The Low Duration Bond Fund Administrative Class Shares commenced operations on September 23, 2009.

See accompanying notes to financial statements.

106 / Semi-Annual Report September 2011

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$10.31	$10.17	$9.09	$10.17	$10.14	$9.99

Income from Investment Operations:
Net investment income[1]	0.20	0.44	0.49	0.52	0.48	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.02	0.50	1.14	(0.93)	0.06	0.15

Total from Investment Operations	0.22	0.94	1.63	(0.41)	0.54	0.63

Less Distributions:
From net investment income	(0.20)	(0.44)	(0.49)	(0.52)	(0.51)	(0.48)
From net capital gains	–	(0.36)	(0.01)	(0.15)	–	–
From return of capital	–	–	(0.05)	(0.00)[2]	–	–

Total Distributions	(0.20)	(0.80)	(0.55)	(0.67)	(0.51)	(0.48)

Net Asset Value, End of Period	$10.33	$10.31	$10.17	$9.09	$10.17	$10.14

Total Return	2.10%	9.50%	18.32%	(3.95)%	5.48%	6.47%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$92,147	$56,748	$44,805	$25,901	$15,231	$12,503
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.71%[4]	0.72%	0.81%	0.77%	0.76%	0.82%
After expense waivers and reimbursements	0.65%[4]	0.65%	0.70%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.78%[4]	4.24%	5.00%	5.47%	4.79%	4.82%
Portfolio Turnover Rate	93%[5]	192%	95%	178%	94%	76%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 107

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$ 10.30	$ 10.17	$ 9.09	$ 10.17	$ 10.14	$ 9.99

Income from Investment Operations:
Net investment income[1]	0.21	0.46	0.51	0.54	0.50	0.51
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.03	0.50	1.14	(0.93)	0.06	0.14

Total from Investment Operations	0.24	0.96	1.65	(0.39)	0.56	0.65

Less Distributions:
From net investment income	(0.21)	(0.47)	(0.51)	(0.54)	(0.53)	(0.50)
From net capital gains	–	(0.36)	(0.01)	(0.15)	–	–
From return of capital	–	–	(0.05)	(0.00)[2]	–	–

Total Distributions	(0.21)	(0.83)	(0.57)	(0.69)	(0.53)	(0.50)

Net Asset Value, End of Period	$ 10.33	$ 10.30	$ 10.17	$ 9.09	$ 10.17	$ 10.14

Total Return	2.30%	9.62%	18.57%	(3.75)%	5.70%	6.70%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$173,929	$144,364	$162,363	$140,274	$138,668	$94,791
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.50%[4]	0.51%	0.60%	0.56%	0.55%	0.61%
After expense waivers and reimbursements	0.44%[4]	0.44%	0.49%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.00%[4]	4.45%	5.25%	5.62%	4.97%	5.03%
Portfolio Turnover Rate	93%[5]	192%	95%	178%	94%	76%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

108 / Semi-Annual Report September 2011

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$ 10.41	$ 10.16	$ 8.89	$ 9.82	$ 9.79	$ 9.46

Income from Investment Operations:
Net investment income[1]	0.24	0.47	0.57	0.53	0.48	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.05	0.42	1.26	(0.74)	0.04	0.33

Total from Investment Operations	0.29	0.89	1.83	(0.21)	0.52	0.81

Less Distributions:
From net investment income	(0.23)	(0.47)	(0.56)	(0.55)	(0.49)	(0.48)
From net capital gains	–	(0.17)	–	(0.17)	–	–

Total Distributions	(0.23)	(0.64)	(0.56)	(0.72)	(0.49)	(0.48)

Net Asset Value, End of Period	$ 10.47	$ 10.41	$ 10.16	$ 8.89	$ 9.82	$ 9.79

Total Return	2.82%	8.86%	21.16%	(2.10)%	5.44%	8.80%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,732,699	$6,999,143	$4,645,082	$3,275,319	$3,533,010	$1,206,825
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.61%[3]	0.63%	0.72%	0.65%	0.66%	0.66%
After expense waivers and reimbursements	0.61%[3]	0.63%	0.72%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.45%[3]	4.47%	5.88%	5.74%	4.89%	5.01%
Portfolio Turnover Rate	103%[4]	228%	141%	220%	124%	101%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended for March 31, 2010 would have been 0.65%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 109

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$10.41	$10.16	$8.89	$9.82	$9.79	$9.46

Income from Investment Operations:
Net investment income[1]	0.25	0.49	0.58	0.55	0.50	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.05	0.42	1.27	(0.75)	0.04	0.33

Total from Investment Operations	0.30	0.91	1.85	(0.20)	0.54	0.83

Less Distributions:
From net investment income	(0.24)	(0.49)	(0.58)	(0.56)	(0.51)	(0.50)
From net capital gains	—	(0.17)	—	(0.17)	—	—

Total Distributions	(0.24)	(0.66)	(0.58)	(0.73)	(0.51)	(0.50)

Net Asset Value, End of Period	$10.47	$10.41	$10.16	$8.89	$9.82	$9.79

Total Return	2.92%	9.08%	21.42%	(1.89)%	5.65%	9.03%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,125,815	$5,972,132	$3,784,988	$2,021,994	$2,227,359	$1,293,926
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.40%[3]	0.42%	0.51%	0.44%	0.44%	0.45%
After expense waivers and reimbursements	0.40%[3]	0.42%	0.51%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.65%[3]	4.67%	6.03%	5.95%	5.11%	5.25%
Portfolio Turnover Rate	103%[4]	228%	141%	220%	124%	101%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

110 / Semi-Annual Report September 2011

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS*
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$10.42	$10.17	$10.00

Income from Investment Operations:
Net investment income[1]	0.23	0.44	0.13
Net realized and unrealized gain on investments, futures contracts, swap contracts and written options	0.04	0.42	0.17

Total from Investment Operations	0.27	0.86	0.30

Less Distributions:
From net investment income	(0.22)	(0.44)	(0.13)
From net capital gains	—	(0.17)	—

Total Distributions	(0.22)	(0.61)	(0.13)

Net Asset Value, End of Period	$10.47	$10.42	$10.17

Total Return	2.61%	8.63%	3.05%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,764	$6,681	$1,194
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.81%[4]	0.83%	0.92%
After expense waivers and reimbursements	0.81%[4]	0.83%	0.92%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.25%[4]	4.16%	4.66%
Portfolio Turnover Rate	103%[2]	228%	141%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.85%.

[4]	Annualized.
*	The Total Return Bond Fund Administrative Class Shares commenced operations on December 18, 2009.

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 111

Metropolitan West Funds

Financial Highlights

TOTAL RETURN BOND FUND PLAN CLASS*
PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.08
Net realized and unrealized gain on investments, futures contracts, swap contracts and written options	(0.03)

Total from Investment Operations	0.05

Less Distributions:
From net investment income	(0.10)
From net capital gains	–

Total Distributions	(0.10)

Net Asset Value, End of Period	$9.95

Total Return	0.46%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$–
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.39%[2]
After expense waivers and reimbursements	0.39%[2]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.47%[2]
Portfolio Turnover Rate	103%[3]

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.
*	The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

See accompanying notes to financial statements.

112 / Semi-Annual Report September 2011

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$10.94	$10.40	$7.65	$9.71	$10.97	$10.89

Income from Investment Operations:
Net investment income[1]	0.41	0.82	0.92	0.88	0.86	0.87
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(1.35)	0.59	2.78	(2.08)	(1.16)	0.07

Total from Investment Operations	(0.94)	1.41	3.70	(1.20)	(0.30)	0.94

Less Distributions:
From net investment income	(0.41)	(0.82)	(0.91)	(0.87)	(0.92)	(0.86)
From net capital gains	–	(0.05)	(0.04)	–	–	–
From return of capital	–	–	–	–	(0.04)	–

Total Distributions	(0.41)	(0.87)	(0.95)	(0.87)	(0.96)	(0.86)

Redemption fees added to paid-in capital (Note 8)	–	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net Asset Value, End of Period	$9.59	$10.94	$10.40	$7.65	$9.71	$10.97

Total Return	(8.65)%	14.19%	49.85%	(12.59)%	(3.13)%	9.00%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,022,350	$1,351,022	$523,717	$60,702	$41,266	$38,022
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.83%[4]	0.85%	0.88%	0.99%	0.98%	1.05%
After expense waivers and reimbursements	0.80%[4]	0.80%	0.81%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.56%[4]	7.73%	9.29%	10.24%	8.15%	8.01%
Portfolio Turnover Rate	33%[5]	34%	40%	107%	120%	97%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.80%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 113

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$10.94	$10.40	$7.65	$9.71	$10.97	$10.90

Income from Investment Operations:
Net investment income[1]	0.42	0.85	0.95	0.91	0.88	0.90
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(1.35)	0.59	2.77	(2.09)	(1.16)	0.06

Total from Investment Operations	(0.93)	1.44	3.72	(1.18)	(0.28)	0.96

Less Distributions:
From net investment income	(0.42)	(0.85)	(0.93)	(0.89)	(0.91)	(0.89)
From net capital gains	–	(0.05)	(0.04)	–	–	–
From return of capital	–	–	–	–	(0.07)	–

Total Distributions	(0.42)	(0.90)	(0.97)	(0.89)	(0.98)	(0.89)

Redemption fees added to paid-in capital (Note 8)	0.00	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net Asset Value, End of Period	$9.59	$10.94	$10.40	$7.65	$9.71	$10.97

Total Return	(8.75)%	14.48%	50.22%	(12.37)%	(2.88)%	9.18%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$680,362	$765,086	$252,022	$106,895	$63,589	$50,776
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.58%[4]	0.60%	0.63%	0.73%	0.73%	0.81%
After expense waivers and reimbursements	0.55%[4]	0.55%	0.56%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.84%[4]	7.99%	9.82%	10.88%	8.40%	8.31%
Portfolio Turnover Rate	33%[5]	34%	40%	107%	120%	97%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.55%.

[4]	Annualized.
[5]	Non-Annualized.

See accompanying notes to financial statements.

114 / Semi-Annual Report September 2011

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$8.21	$7.45	$5.69	$8.85	$11.09	$11.07

Income from Investment Operations:
Net investment income[1]	0.21	0.40	0.58	0.89	0.79	0.59
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(0.40)	0.78	1.91	(2.98)	(2.21)	0.01

Total from Investment Operations	(0.19)	1.18	2.49	(2.09)	(1.42)	0.60

Less Distributions:
From net investment income	(0.22)	(0.42)	(0.73)	(1.07)	(0.82)	(0.58)
From net capital gains	–	–	–	–	–	–

Total Distributions	(0.22)	(0.42)	(0.73)	(1.07)	(0.82)	(0.58)

Net Asset Value, End of Period	$7.80	$8.21	$7.45	$5.69	$8.85	$11.09

Total Return	(2.37)%	16.21%	46.49%	(25.33)%	(13.44)%	5.57%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$19,611	$88,162	$47,906	$8,020	$43,785	$99,001
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.26%[3]	2.22%	2.01%	0.79%	1.61%	1.70%
After expense waivers and reimbursements	2.26%[3]	2.22%	2.01%	0.79%	1.61%	1.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.13%[3]	5.10%	8.41%	11.19%	7.49%	5.35%
Portfolio Turnover Rate	41%[4]	93%	208%	294%	74%	27%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.63%, 0.60% and 1.06%, respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 115

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$8.21	$7.44	$5.69	$8.85	$11.08	$11.07

Income from Investment Operations:
Net investment income[1]	0.23	0.43	0.71	0.95	0.85	0.60
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	(0.42)	0.78	1.79	(3.02)	(2.23)	0.02

Total from Investment Operations	(0.19)	1.21	2.50	(2.07)	(1.38)	0.62

Less Distributions:
From net investment income	(0.23)	(0.44)	(0.75)	(1.09)	(0.85)	(0.61)
From net capital gains	–	–	–	–	–	–

Total Distributions	(0.23)	(0.44)	(0.75)	(1.09)	(0.85)	(0.61)

Net Asset Value, End of Period	$7.79	$8.21	$7.44	$5.69	$8.85	$11.08

Total Return	(2.37)%	16.66%	46.65%	(25.14)%	(13.22)%	5.73%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$160,203	$180,409	$167,570	$119,302	$271,639	$369,484
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.01%[3]	1.97%	1.76%	0.51%	1.34%	1.63%
After expense waivers and reimbursements	2.01%[3]	1.97%	1.76%	0.51%	1.34%	1.63%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.69%[3]	5.41%	10.56%	12.39%	8.13%	5.44%
Portfolio Turnover Rate	41%[4]	93%	208%	294%	74%	27%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.38%, 0.32% and 0.78%, respectively.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

116 / Semi-Annual Report September 2011

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Period	$4.48	$3.79	$2.96	$6.71	$8.56	$8.14

Income from Investment Operations:
Net investment income[1]	0.07	0.12	0.15	0.29	0.48	0.42
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	(0.75)	0.84	2.45	(4.01)	(1.56)	0.61

Total from Investment Operations	(0.68)	0.96	2.60	(3.72)	(1.08)	1.03

Less Distributions:
From net investment income	(0.17)	(0.27)	(1.55)	–	(0.45)	(0.61)
From net capital gains	–	–	(0.22)	–	(0.23)	–
From return of capital	–	–	–	(0.03)	(0.09)	–

Total Distributions	(0.17)	(0.27)	(1.77)	(0.03)	(0.77)	(0.61)

Net Asset Value, End of Period	$3.63	$4.48	$3.79	$2.96	$6.71	$8.56

Total Return	(15.83)%	26.31%	96.57%	(55.65)%	(14.03)%	12.85%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,921	$9,780	$11,039	$59,334	$157,644	$183,696
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.79%[3]	1.88%	1.30%	0.24%	0.13%	0.73%
After expense waivers and reimbursements	0.90%[3]	0.90%	1.21%	0.22%	0.13%	0.73%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.10%[3]	3.14%	3.84%	5.57%	5.74%	5.01%
Portfolio Turnover Rate	16%[4]	71%	24%	145%	89%	106%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund did not incur any interest expense for the six months ended September 30, 2011 and for the fiscal year ended March 31, 2011. The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.90%.

[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2011 / 117

Notes to Financial Statements (Unaudited)

September 30, 2011

1.    SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the M Class shares. I Class was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Total Return Bond Fund also commenced operations on March 31, 1997 with the M Class shares. I Class was added on March 31, 2000; Administrative Class followed on December 18, 2009 and the new Plan Class launched on August 1, 2011. The AlphaTrak 500 Fund – Class M commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 31, 2004.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital.This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years.The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

118 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities which mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Securities and Derivatives Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. TheAlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Semi-Annual Report September 2011 / 119

Notes to Financial Statements (Unaudited) (Continued)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

On December 22, 2010, The U.S. government passed the Regulated Investment Company ModernizationAct of 2010 (the “Modernization Act”). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. One of the provisions allows a RIC to carry forward capital losses indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts and do not believe they are exposed to any significant credit risk on such bank deposits.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 - unadjusted quoted prices in active markets for identical securities

* Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money Market Funds. Money Market Funds are open-ended mutual fund that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

120 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources . Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Futures Contracts. Futures contracts and options on futures contracts that are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1; otherwise they would be categorized as Level 2 or 3 depending on observability.

Options Contracts. Exchange listed options contracts that are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporates various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest Rate Swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Semi-Annual Report September 2011 / 121

Notes to Financial Statements (Unaudited) (Continued)

Total Return Swaps. Total Return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of September 30, 2011, Level 3 securities consist of certain collateralized mortgage obligations, preferred stock and corporate bonds.

The summary of inputs used to value each Fund’s net assets as of September 30, 2011 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$3,116,000	$999,906	$–	$4,115,906
Long-Term Investments:
Asset-Backed Securities	–	2,267,955	–	2,267,955
Bank Loans	–	603,704	–	603,704
Corporates	–	12,965,308	–	12,965,308
Mortgage-Backed	–	70,219,315	–	70,219,315
Municipal Bonds	–	912,786	–	912,786
Other Financial Instruments *
Liabilities:
Credit contracts	–	(1,521,434)	–	(1,521,434)

Total	$3,116,000	$86,447,540	$–	$89,563,540

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$35,774,000	$1,274,842	$–	$37,048,842
Long-Term Investments:
Asset-Backed Securities	–	100,069,831	–	100,069,831
Bank Loans	–	12,139,315	–	12,139,315
Corporates	–	541,149,433	780,300	541,929,733
Mortgage-Backed	–	1,052,168,246	90	1,052,168,336
Municipal Bonds	–	21,684,620	–	21,684,620
U.S. Treasury Securities		50,072,722		50,072,722
Other Financial Instruments *
Assets:
Credit contracts	–	200,261	–	200,261
Liabilities:
Interest rate contracts	–	(48,384)	–	(48,384)
Credit contracts	–	(10,154,855)	–	(10,154,855)

Total	$35,774,000	$1,768,556,031	$780,390	$1,805,110,421

122 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$6,524,000	$7,656,129	$–	$14,180,129
Long-Term Investments:
Asset-Backed Securities	–	16,965,118	–	16,965,118
Bank Loans	–	428,892	–	428,892
Corporates	–	62,315,836	–	62,315,836
Mortgage-Backed	–	147,721,824	–	147,721,824
Municipal Bonds	–	2,856,752	–	2,856,752
U.S. Agency Securities	–	14,283,368	–	14,283,368
U.S. Treasury Securities	–	22,841,545	–	22,841,545
Other Financial Instruments *
Assets:
Interest rate contracts	12,980	–	–	12,980
Credit contracts	–	538,942	–	538,942
Liabilities:
Interest rate contracts	(45,065)	(5,712)	–	(50,777)
Credit contracts	–	(1,704,348)	–	(1,704,348)

Total	$6,491,915	$273,898,346	$–	$280,390,261

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$329,801,000	$512,980,345	$–	$842,781,345
Long-Term Investments:
Asset-Backed Securities	–	889,636,935	17,759	889,654,694
Bank Loans	–	78,480,878	–	78,480,878
Corporates	–	3,973,944,103	1,139,000	3,975,083,103
Mortgage-Backed	–	9,249,718,957	223	9,249,719,180
Municipal Bonds	–	221,299,214	–	221,299,214
U.S. Agency Securities	–	228,887,145	–	228,887,145
U.S. Treasury Securities	–	1,648,052,775	–	1,648,052,775
Other Financial Instruments *
Assets:
Credit contracts	–	33,762,628	–	33,762,628
Liabilities:
Interest rate contracts	(653,743)	(17,798,079)	–	(18,451,822)
Credit contracts	–	(104,127,073)	–	(104,127,073)

Total	$329,147,257	$16,714,837,828	$1,156,982	$17,045,142,067

Semi-Annual Report September 2011 / 123

Notes to Financial Statements (Unaudited) (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$40,877,000	$44,182,040	$–	$85,059,040
Long-Term Investments:
Bank Loans	–	147,621,477	–	147,621,477
Corporates	–	1,386,672,020	–	1,386,672,020
Mortgage-Backed	–	8,967,128	29	8,967,157
Municipal Bonds	–	1,303,511	–	1,303,511
Preferred Stock	–	12,705,851	–	12,705,851
Other Financial Instruments *
Assets:
Credit contracts	–	66,755	–	66,755
Liabilities:
Interest rate contracts	(5,305,487)	–	–	(5,305,487)
Credit contracts	–	(7,264,365)	–	(7,264,365)

Total	$35,571,513	$1,594,254,417	$29	$1,629,825,959

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$741,000	$15,000	$–	$756,000
Long-Term Investments:
Asset-Backed Securities	–	29,181,954	8,457	29,190,411
Bank Loans	–	3,808,568	–	3,808,568
Corporates	–	44,172,042	–	44,172,042
Mortgage-Backed	–	100,914,584	3	100,914,587
Municipal Bonds	–	257,940	–	257,940
Preferred Stock	–	3,663,053	1	3,663,054
Other Financial Instruments *
Assets:
Credit contracts	–	29,170	–	29,170
Liabilities:
Interest rate contracts	(162,715)	–	–	(162,715)
Credit contracts	–	(125,205)	–	(125,205)
Equity contracts	–	(14,999)	–	(14,999)

Total	$578,285	$181,902,107	$8,461	$182,488,853

124 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$166,000	$829,986	$–	$995,986
Long-Term Investments:
Asset-Backed Securities	–	179,215	–	179,215
Corporates	–	2,251,942	57,800	2,309,742
Mortgage-Backed	–	4,604,166	–	4,604,166
Municipal Bonds	–	119,943	–	119,943
U.S. Agency Securities	–	194,990	–	194,990
Other Financial Instruments *
Assets:
Credit contracts	–	8,975	–	8,975
Liabilities:
Equity contracts	(473,568)	–	–	(473,568)

Total	$(307,568)	$8,189,217	$57,800	$7,939,449

* Other financial instruments include swap contracts, futures and options.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value on a recurring basis. The Fund’s policy is to recognize transfers in and transfers out as of the end of the period:

LOW DURATION BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2011	$1,200,000	$8,986
Accrued discounts/premiums	71	2
Realized (loss)	(356,025)	(11,612)
Change in unrealized appreciation**	285,229	5,627
Sales	(348,975)	(2,913)

Balance as of September 30, 2011	$780,300	$90

**

The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2011 was $290,856. Included in the related realized gains/(losses) and net change in appreciation/(depreciation) on the Statements of Operations.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2011	$–	$2,040,000	$3,747
Accrued discounts/premiums	–	3,715	–
Realized (loss)	–	(797,153)	(2,903)
Change in unrealized appreciation/(depreciation)**	(870,205)	758,688	107
Sales	–	(866,250)	(728)
Transfers into Level 3	887,964	–	–

Balance as of September 30, 2011	$17,759	$1,139,000	$223

**

The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2011 was $(112,963). Included in the related realized gains/(losses) and net change in appreciation/(depreciation) on the Statements of Operations.

Semi-Annual Report September 2011 / 125

Notes to Financial Statements (Unaudited) (Continued)

HIGH YIELD BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2011	$217
Change in unrealized (depreciation)**	(188)

Balance as of September 30, 2011	$29

** The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2011 was $(188). Included in the related realized gains/(losses) and net change in appreciation/(depreciation) on the Statements of Operations.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES	PREFERRED STOCK SECURITIES

Balance as of April 1, 2011	$–	$43	$1
Change in unrealized (depreciation)**	(414,383)	(40)	–
Transfers into Level 3	422,840	–	–

Balance as of September 30, 2011	$8,457	$3	$1

** The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2011 was $(40). Included in the related realized gains/(losses) and net change in appreciation/(depreciation) on the Statements of Operations.

ALPHATRAK 500 FUND	CORPORATES

Balance as of April 1, 2011	$120,000
Realized (loss)	(65,650)
Change in unrealized appreciation**	67,800
Sales	(64,350)

Balance as of September 30, 2011	$57,800

** The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2011 was $67,800. Included in the related realized gains/(losses) and net change in appreciation/(depreciation) on the Statements of Operations.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

For the six months ended September 30, 2011, none of the portfolios had significant transfers between Level 1 and Level 2.

126 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2011:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on	Unrealized depreciation on swap
	swap contracts	contracts
	Premiums paid for swap	Premiums received on swap
	contracts	contracts
Credit contracts	Unrealized appreciation on	Unrealized depreciation on swap
	swap contracts	contracts
	Premiums paid for swap	Premiums received for swap
	contracts	contracts
Equity contracts	Unrealized appreciation on	Unrealized depreciation on swap
	swap contracts	contracts
	Premiums paid for swap	Premiums received for swap
	contracts	contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2011:

			ASSET DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$85	$125,226	$98,794	$8,847,427	$41,279	$18,038	$5,550
Interest contracts:
Futures *	–	–	12,980	–	–	–	–
Swaps	–	67,536	7,973	428,532	–	–	–

*

Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

			LIABILITY DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$158,731	$543,399	$736,326	$23,159,675	$5,041,950	$29,647	$–
Equity contracts:
Futures*	–	–	–	–	–	–	250,186
Swaps	–	–	–	–	–	14,999	223,382
Interest contracts:
Futures *	–	–	45,065	653,743	5,305,487	162,715	–
Swaps	–	–	–	17,491,071	–	–	–

*

Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

Semi-Annual Report September 2011 / 127

Notes to Financial Statements (Unaudited) (Continued)

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended September 30, 2011:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$31,886	$528,212	$(499,437)	$(7,615,929)	$1,014,571	$107,714	$(8,103)
Equity contracts:
Futures	–	–	–	–	–	–	(616,090)
Swaps	–	–	–	–	–	–	(253,747)
Interest contracts:
Futures	–	–	258,737	(29,874,081)	(9,906,869)	(154,557)	–
Options written	–	–	67,784	4,930,365	2,531,745	–	–
Swaps	21,031	365,608	41,974	(19,077,974)	426,550	22,575	–

Total	$52,917	$893,820	$(130,942)	$(51,637,619)	$(5,934,003)	$(24,268)	$(877,940)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(320,427)	$(2,178,151)	$731,544	$15,156,198	$(5,039,925)	$(43,246)	$12,878
Equity contracts:
Futures	–	–	–	–	–	–	(333,108)
Swaps	–	–	–	–	–	(26,915)	(224,752)
Interest contracts:
Futures	–	–	28,578	(1,540,161)	(5,305,487)	131,560	–
Swaps	–	16,128	1,904	(6,660,541)	–	–	–

Total	$(320,427)	$(2,162,023)	$762,026	$6,955,496	$(10,345,412)	$61,399	$(544,982)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	–	–	24	823	–	–	23
Average number of contracts sold	–	–	10	223	209	39	–
Average value of contracts purchased	$ –	$ –	$ 9,610	$ 307,261	$ –	$ –	$192,527
Average value of contracts sold	$ –	$ –	$64,836	$ 472,344	$1,326,372	$262,142	$ –
Options purchased:
Average number of contracts	–	–	–	–	359	–	–
Average notional value	$ –	$ –	$ –	$ –	$ 424,922	$ –	$ –

Options written:
Average number of contracts	–	–	29	1,875	718	15	–
Average notional value	$ –	$ –	$29,001	$1,891,957	$ 653,776	$ 15,671	$ –

128 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit default swaps:
Average number of contracts - buy protection	–	10	16	28	6	8	4
Average number of contracts - sale protection	2	4	3	9	3	–	–
Average notional value-buy protection	$ –	$21,295,000	$5,313,750	$210,586,250	$ 1,907,500	$5,275,000	$201,250
Average notional value-sell protection	$2,829,500	$22,775,000	$3,152,000	$199,930,750	$26,250,000	$ 428,750	$ 50,000
Interest rate swaps:
Average number of contracts - pays fixed rate	1	1	1	5	1	1	–
Average notional value-pays fixed rate	$ 991,250	$17,192,500	$1,972,500	$182,848,250	$20,058,750	$2,243,750	$ –
Rate floor inflation swaptions:
Average number of contracts	–	1	1	1	–	–	–
Average notional value	$ –	$10,080,000	$1,190,000	$ 63,960,000	$ –	$ –	$ –
Total return swaps:
Average number of contracts	–	–	–	–	–	1	2
Average notional value	$ –	$ –	$ –	$ –	$ –	$ 750,000	$ 4,000

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold

Semi-Annual Report September 2011 / 129

Notes to Financial Statements (Unaudited) (Continued)

declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2011, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2011, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving

130 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. There were no reverse repurchase agreements for the six months ended September 30, 2011.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, swap agreements and options as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds purchased and wrote call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may

Semi-Annual Report September 2011 / 131

Notes to Financial Statements (Unaudited) (Continued)

not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2011 for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds wrote (sold) and purchased put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2011, the Low Duration Bond Fund, the Intermediate Bond Fund, and the Total Return Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise

132 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2011, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing

Semi-Annual Report September 2011 / 133

Notes to Financial Statements (Unaudited) (Continued)

shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of September 30, 2011, the market value exposure of these positions was as follows:

		% OF TOTAL NET ASSETS BY CREDIT QUALITY (UNAUDITED)

PORTFOLIO	MARKETVALUE	AAA	AA	A	BBB	BIG*
Ultra Short Bond Fund
Alt-A	$ 13,024,421	5.62%	0.00%	0.76%	1.39%	6.38%
Sub Prime	9,361,193	2.05%	0.74%	0.67%	0.04%	6.66%
Low Duration Bond Fund
Alt-A	184,035,121	2.81%	0.25%	0.67%	0.61%	6.18%
Sub Prime	182,899,147	2.87%	2.06%	0.34%	0.21%	4.98%
Intermediate Bond Fund
Alt-A	14,815,050	1.18%	0.00%	0.08%	0.00%	4.31%
Sub Prime	23,246,789	2.92%	2.31%	0.80%	0.31%	2.40%
Total Return Bond Fund
Alt-A	1,154,299,221	0.50%	0.11%	0.38%	0.04%	6.24%
Sub Prime	1,321,201,926	1.40%	0.66%	0.19%	0.33%	5.73%
High Yield Bond Fund
Alt-A	—	0.00%	0.00%	0.00%	0.00%	0.00%
Sub Prime	8,937,002	0.00%	0.02%	0.00%	0.00%	0.50%
Strategic Income Fund
Alt-A	22,913,563	0.01%	0.00%	1.35%	0.29%	11.09%
Sub Prime	28,319,541	0.42%	0.75%	3.20%	0.74%	10.64%
AlphaTrak 500 Fund
Alt-A	1,124,442	5.56%	0.76%	1.22%	1.34%	4.67%
Sub Prime	980,007	5.57%	3.43%	0.01%	0.00%	2.81%
* Below Investment Grade

134 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2011 excluding U.S. Government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$23,707,116	$23,220,838
Low Duration Bond Fund	711,919,839	661,310,218
Intermediate Bond Fund	281,143,868	214,246,602
Total Return Bond Fund	18,013,672,339	15,145,001,078
High Yield Bond Fund	621,305,220	741,644,050
Strategic Income Fund	94,515,863	160,422,912
AlphaTrak 500 Fund	1,592,421	1,307,440
Investment transactions in U.S. Government securities for the six months ended September 30, 2011 were as follows:
PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$1,258,817	$2,448,806
Low Duration Bond Fund	50,261,153	11,076,306
Intermediate Bond Fund	69,341,233	58,647,328
Total Return Bond Fund	5,767,215,542	6,390,994,026
High Yield Bond Fund	–	–
Strategic Income Fund	–	2,933,588
AlphaTrak 500 Fund	–	–

Transactions in options contracts written for the six months ended September 30, 2011 were as follows:

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND		HIGH YIELD BOND FUND

	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2011	40	$39,054	2,430	$2,393,008	1,150	$875,629
Option written during period	–	–	–	–	–	–
Option exercised during period	–	–	–	–	–	–
Options expired during period	(25)	(23,696)	(1,590)	(1,534,050)	–	–
Options closed during period	(15)	(15,358)	(840)	(858,958)	(1,150)	(875,629)

Outstanding at September 30, 2011	–	$–	–	$–	–	$–

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.20% resulting in $14,363 total management fees for the period ended September 30, 2011. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.01% resulting in $2,216,545 of total management fees for the period ended September 30, 2011.

Semi-Annual Report September 2011 / 135

Notes to Financial Statements (Unaudited) (Continued)

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the period ended September 30, 2011, were as follows:

	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]

PORTFOLIO	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS*	CLASS M	CLASS I	ADMINSTRATIVE CLASS	PLAN CLASS*
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	N/A	0.58	0.39	0.78%	N/A
Intermediate Bond Fund	0.35	0.35	N/A	N/A	0.65	0.44	N/A	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.35%	0.65	0.44	0.85	0.39%
High Yield Bond Fund	0.50	0.50	N/A	N/A	0.80	0.55	N/A	N/A
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	N/A	N/A	0.20 - 2.35	0.20 - 2.10	N/A	N/A
AlphaTrak 500 Fund	0.00 - 0.70	N/A	N/A	N/A	0.20 - 0.90	N/A	N/A	N/A

            1 The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2011, unless approved by the Board.

            * The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

At September 30, 2011, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2012	2013	2014	2015	TOTAL
Ultra Short Bond Fund	$181,484	$204,094	$151,138	$83,487	$620,203
Low Duration Bond Fund	211,097	350,652	–	–	561,749
Intermediate Bond Fund	185,919	198,493	154,326	66,598	605,336
High Yield Bond Fund	223,872	290,531	622,336	344,412	1,481,151
AlphaTrak 500 Fund	–	38,492	111,798	43,185	193,475

For the six months ended September 30, 2011, the Adviser recouped $182,867 from Class M, $76,501 from Class I and $191 from the Administrative Class of the Low Duration Bond Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $20,000 and $6,250 for each meeting of the Board attended. The Chairman of the Board receives an annual retainer of $35,000. TheTrust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses on the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Strategic Income, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total

136 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

Return Bond Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000 for the Class M shares. The Low Duration Bond Fund and Total Return Bond Funds’ Administrative Class shares began accruing 12b-1 on September 23, 2009 and December 21, 2009, respectively. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays BNY Mellon Distributors Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the period ended September 30, 2011. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

The Funds’ Board of Trustees have adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011

Change in Fund shares:
Shares outstanding at beginning of period	9,941,749	5,455,703	16,757,944	19,750,261

Shares sold	2,483,687	9,371,398	6,663,629	15,838,357
Shares issued through reinvestment of distributions	91,518	180,143	193,209	527,349
Shares redeemed	(6,552,720)	(5,065,495)	(7,391,164)	(19,358,023)

Net increase/(decrease) in fund shares	(3,977,515)	4,486,046	(534,326)	(2,992,317)

Shares outstanding at end of period	5,964,234	9,941,749	16,223,618	16,757,944

	LOW DURATION BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS

	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011

Change in Fund shares:
Shares outstanding at beginning of period	156,722,448	125,740,926	66,242,754	57,970,290	190,876	96,978

Shares sold	32,939,868	83,929,282	16,313,010	33,531,726	81,856	369,110
Shares issued through reinvestment of distributions	2,139,208	4,306,785	896,589	1,664,061	1,614	5,520
Shares redeemed	(45,735,685)	(57,254,545)	(22,569,905)	(26,923,323)	(175,040)	(280,732)

Net increase/(decrease) in fund shares	(10,656,609)	30,981,522	(5,360,306)	8,272,464	(91,570)	93,898

Shares outstanding at end of period	146,065,839	156,722,448	60,882,448	66,242,754	99,306	190,876

Semi-Annual Report September 2011 / 137

Notes to Financial Statements (Unaudited) (Continued)

	INTERMEDIATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011

Change in Fund shares:
Shares outstanding at beginning of period	5,505,663	4,405,566	14,010,565	15,968,289

Shares sold	4,088,069	3,465,161	3,038,056	4,205,853
Shares issued through reinvestment of distributions	111,492	382,790	239,798	900,385
Shares redeemed	(785,927)	(2,747,854)	(449,283)	(7,063,962)

Net increase/(decrease) in fund shares	3,413,634	1,100,097	2,828,571	(1,957,724)

Shares outstanding at end of period	8,919,297	5,505,663	16,839,136	14,010,565

	TOTAL RETURN BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011

Change in Fund shares:
Shares outstanding at beginning of period	672,089,535	457,204,615	573,560,263	372,615,691

Shares sold	146,729,836	357,280,435	270,800,497	311,355,538
Shares issued through reinvestment of distributions	14,931,479	33,026,275	12,069,862	24,772,321
Shares redeemed	(95,079,427)	(175,421,790)	(80,070,667)	(135,183,287)

Net increase in fund shares	66,581,888	214,884,920	202,799,692	200,944,572

Shares outstanding at end of period	738,671,423	672,089,535	776,359,955	573,560,263

	TOTAL RETURN BOND FUND

	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS*

	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)

Change in Fund shares:
Shares outstanding at beginning of period	641,141	117,394	–

Shares sold	12,401	567,707	10
Shares issued through reinvestment of distributions	12,515	25,349	–
Shares redeemed	(20,258)	(69,309)	–

Net increase in fund shares	4,658	523,747	10

Shares outstanding at end of period	645,799	641,141	10

            *The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

138 / Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011
Change in Fund shares:
Shares outstanding at beginning of period	123,467,542	50,340,590	69,941,373	24,228,997

Shares sold	52,342,207	109,317,101	41,095,707	61,534,937
Shares issued through reinvestment of distributions	4,300,808	6,148,973	2,229,940	3,112,475
Shares redeemed	(73,540,373)	(42,339,122)	(42,329,440)	(18,935,036)

Net increase/(decrease) in fund shares	(16,897,358)	73,126,952	996,207	45,712,376

Shares outstanding at end of period	106,570,184	123,467,542	70,937,580	69,941,373

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011
Change in Fund shares:
Shares outstanding at beginning of period	10,735,226	6,430,444	21,984,625	22,508,860

Shares sold	1,083,526	14,598,898	654,554	1,398,074
Shares issued through reinvestment of distributions	181,711	438,399	139,681	307,347
Shares redeemed	(9,485,756)	(10,732,515)	(2,222,011)	(2,229,656)

Net increase/(decrease) in fund shares	(8,220,519)	4,304,782	(1,427,776)	(524,235)

Shares outstanding at end of period	2,514,707	10,735,226	20,556,849	21,984,625

	ALPHATRAK FUND
	CLASS M	CLASS M
	PERIOD ENDED SEPTEMBER 30, 2011 (UNAUDITED)	YEAR ENDED MARCH 31, 2011
Change in Fund shares:
Shares outstanding at beginning of period	2,185,082	2,909,404

Shares sold	340,430	1,078,267
Shares issued through reinvestment of distributions	78,898	158,520
Shares redeemed	(319,203)	(1,961,109)

Net increase/(decrease) in fund shares	100,125	(724,322)

Shares outstanding at end of period	2,285,207	2,185,082

Semi-Annual Report September 2011 / 139

Notes to Financial Statements (Unaudited) (Continued)

9. FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2011, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019
Ultra Short Bond Fund	$ —	$171,312	$1,489,244	$17,068,161	$14,894,875	$10,083,524
Low Duration Bond Fund	5,831,064	—	—	99,373,584	21,084,552	42,394,541
Strategic Income Fund	61,791	1,235,093	9,036,932	47,852,416	18,806,808	41,914,736
AlphaTrak 500 Fund	—	—	—	60,439,961	23,684,663	12,534,872

For the year ended March 31, 2011, the Total Return Bond and High Yield Bond utilized capital loss carryforwards of $140,337,903 and $4,931,657, respectively.

Under the recently enacted Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Tax Basis of Distributable Income:

As of March 31, 2011, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income/(loss) (inclusive of short-term gains)	$10,856	$379,294	$24,963	$6,972,269
Accumulated capital loss carryforwards and post-October losses	(44,574,568)	(194,013,345)	(2,359,058)	(76,724,296)
Net unrealized appreciation/(depreciation)	(4,605,377)	(24,672,734)	9,280,833	497,670,852
Distributions payable	(4,864)	(263,748)	(127,971)	(5,101,733)
Deferred director’s compensation and other temporary adjustments	(5,990)	(48,907)	(4,797)	(194,535)

Total accumulated earnings/(losses)	$(49,179,943)	$(218,619,440)	$6,813,970	$422,622,557

	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHA TRAK 500 FUND
Undistributed ordinary income/(loss) (inclusive of short-term capital gains)	$11,810,666	$606,517	$354,501
Undistributed long-term capital gains	14,097,898	–	–
Accumulated capital loss carryforwards and post-October losses	–	(119,051,837)	(96,659,496)
Net unrealized appreciation/(depreciation)	114,946,872	7,545,346	(261,588)
Distributions payable	(1,950,293)	(565,720)	(27,194)
Deferred director’s compensation	(16,656)	(22,399)	(3,684)
Hybrid income	(188,398)	–	–
Swap income mark to market	–	–	(1,370)

Total accumulated earnings/(losses)	$138,700,089	$(111,488,093)	$(96,598,831)

Permanent differences incurred during the fiscal year ended March 31, 2011, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) PAID-IN-CAPITAL	INCREASE/(DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)

Ultra Short Bond Fund	$–	$219,268	$(219,268)
Low Duration Bond Fund	–	870,905	(870,905)
Intermediate Bond Fund	–	22,987	(22,987)
Total Return Bond Fund	–	(937,352)	937,352
High Yield Bond Fund	–	483,817	(483,817)
Strategic Income Fund	–	376,474	(376,474)
AlphaTrak 500 Fund	–	417,835	(417,835)

140/ Semi-Annual Report September 2011

Notes to Financial Statements (Unaudited) (Continued)

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$3,006,790	$5,225,916	$55,163,904	$57,250,557
Net long-term capital gains	–	–	–	–

Total taxable distributions	$3,006,790	$5,225,916	$55,163,904	$57,250,557

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$14,393,074	$9,867,461	$582,105,939	$400,597,041
Net long-term capital gains	2,023,706	–	89,262,702	–
Return of Capital	–	899,265	–	–

Total taxable distributions	$16,416,780	$10,766,726	$671,368,641	$400,597,041

	HIGH YIELD BOND FUND		STRATEGIC INCOME FUND
	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$104,036,930	$42,774,548	$13,546,155	$20,564,090
Net long-term capital gains	7,314,180	–	–	–

Total taxable distributions	$111,351,110	$42,774,548	$13,546,155	$20,564,090

			ALPHATRAK 500 FUND
			MARCH 31, 2011	MARCH 31, 2010
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$620,553	$11,128,803
Return of Capital			–	–

Total taxable distributions			$620,553	$11,128,803

10. COMMITTED LINE OF CREDIT

The Funds have entered into a $200,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose. The interest rate on borrowing is higher of the Federal Funds rate or the Overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit during the period ended September 30, 2011. The Funds pay the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $200,000 annually. The commitment fees incurred by the Funds are presented in the Statement of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

11. INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Semi-Annual Report September 2011 / 141

Notes to Financial Statements (Unaudited) (Concluded)

12. SUBSEQUENT EVENTS

The Metropolitan West Funds added a new fund, Metropolitan West Unconstrained Bond Fund – Class M and Class I, which commenced operations on October 1, 2011. The Metropolitan West Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

142 / Semi-Annual Report September 2011

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated March 31, 2010 (the “Agreement”) between the Trust and the Adviser. The Agreement was initially approved by the shareholders of each Fund.

Factors Considered by the Trustees in Connection with Recent Approval of Prior Agreement

On June 6, 2011, the Board approved the renewal of the Agreement for an additional one-year term from August 1, 2011 though July 31, 2012. The renewal of the Agreement was approved by the Board (including a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately in executive session to discuss and review the information that had been presented for their consideration prior to the Board’s vote to renew the Agreement. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information that included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust, which is not independent legal counsel. The Independent Trustees discussed the renewal of the Agreement with the Adviser’s representatives and in a private session at which no representatives of the Adviser were present. In deciding to recommend the renewal of the prior Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services

The Board considered the depth and quality of theAdviser’s investment management process, including its research and intellectual capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of its organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results, and portfolio accounting. They noted the substantial additional resources made available by the parent company of the Adviser, the TCW Group, Inc. They further noted the high level of communication between the Adviser and the Board.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and will continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various periods. In reviewing each Fund’s relative performance, the Board took into account any unique characteristics and its asset size, diversification, and range of investments.

The Board noted that each Fund’s performance was acceptable over the relevant periods and in some cases very favorable, particularly from a longer-term perspective, which the Board believes is the most relevant. The Board noted that even where past difficult years such as 2008 had tempered intermediate-term performance, more recent trends were very encouraging and favorable. The Board concluded that the Adviser was implementing each Fund’s investment objective and the Adviser’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders.

Semi-Annual Report September 2011 / 143

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median fee and expense levels of all other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below the average of the peer group funds on a current basis with the exception of the Strategic Income Fund and the AlphaTrak 500 Fund. The Board discussed why the Lipper peer group was not a suitable comparison for the Strategic Income Fund and why that Fund should instead be compared to private absolute value funds, which the Adviser views as that Fund’s closest relevant comparison and to which it compares very favorably. The Board further noted that the AlphaTrak 500 Fund and Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). Therefore, relatively higher fees and expenses would only occur for those two Funds where there also has been relatively strong performance. The Board further noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and the fact that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the relatively low level of the fees charged by the Adviser will benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with similar investment mandates. They concluded that although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the costs of complying with the more comprehensive regulatory regime applicable to mutual funds.

5. The Adviser’s costs, level of profits, and economies of scale

The Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. The Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees reflect those economies of scale. They realized that the advisory fees for the Funds do not have breakpoints, which would result in lower advisory fee rates as the Funds grow larger. They also accepted the Adviser’s assertion, based on a review of the Lipper information, that the advisory fees compare favorably to peer group fees and expenses. The Board also recognized the benefits to the Funds of the Adviser’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller) and its commitment to maintain reasonable overall operating expenses for each Fund. The Board also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds.

6. Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that directly benefit from the Adviser’s relationship to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

144 / Semi-Annual Report September 2011

BOARD OF TRUSTEES

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Daniel D. Villanueva

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Charles W. Baldiswieler

OFFICERS

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal

Accounting Officer

Vincent Bencivenga

Chief Compliance Officer

ADVISER

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, CA 90017

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

350 S. Grand Ave., Suite 200

Los Angeles, CA 90071

DISTRIBUTOR

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date    12/6/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer (principal executive officer)

Date    12/6/11

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer (principal financial officer)

Date    12/6/11

* Print the name and title of each signing officer under his or her signature.

1